AS FILED WITH THE SEC ON APRIL 27, 2000.              REGISTRATION NO. 2-80896


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|


                           PRE-EFFECTIVE AMENDMENT NO.                       |_|
                         POST-EFFECTIVE AMENDMENT NO. 37                     |X|


                                       AND
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |_|



                               AMENDMENT NO. 40                              |X|
                        (Check appropriate box or boxes)



                                ----------------


                        THE PRUDENTIAL SERIES FUND, INC.
                           (Exact Name of Registrant)
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                                 (800) 778-2255


          (Address and telephone number of principal executive offices)

                                ----------------


                                LEE D. AUGSBURGER

                                    SECRETARY
                        THE PRUDENTIAL SERIES FUND, INC.
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)

                                    Copy to:
                              CHRISTOPHER E. PALMER
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                ----------------

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

        |_| immediately upon filing pursuant to paragraph (b)


        |X| on April 30, 2000 pursuant to paragraph (b)


        |_| 60 days after filing pursuant to paragraph (a)(1)

        |_| on (date) pursuant to paragraph (a)(1)

        |_| 75 days after filing pursuant to paragraph (a)(2)

        |_| on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

        |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE PRUDENTIAL SERIES FUND, INC.
--------------------------------------------------------------------------------


     CONSERVATIVE BALANCED PORTFOLIO                         PROSPECTUS

       DIVERSIFIED BOND PORTFOLIO

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO                    April 30, 2000

            EQUITY PORTFOLIO

        EQUITY INCOME PORTFOLIO

       FLEXIBLE MANAGED PORTFOLIO

            GLOBAL PORTFOLIO

       GOVERNMENT INCOME PORTFOLIO

        HIGH YIELD BOND PORTFOLIO

         MONEY MARKET PORTFOLIO

      NATURAL RESOURCES PORTFOLIO

      PRUDENTIAL JENNISON PORTFOLIO

  SMALL CAPITALIZATION STOCK PORTFOLIO

          STOCK INDEX PORTFOLIO

          20/20 FOCUS PORTFOLIO

     ZERO COUPON BOND PORTFOLIO 2000

    ZERO COUPON BOND PORTFOLIO 2005

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES
NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE
OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                                          [LOGO]     PRUDENTIAL
                                                                     INVESTMENTS

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

           1      RISK/RETURN SUMMARY

           1      Investment Objectives and Principal Strategies
           5      Principal Risks
           7      Evaluating Performance

          24      HOW THE PORTFOLIOS INVEST
          24      Investment Objectives and Policies
          24      Conservative Balanced Portfolio
          25      Diversified Bond Portfolio
          27      Diversified Conservative Growth Portfolio
          28      Equity Portfolio
          29      Equity Income Portfolio
          30      Flexible Managed Portfolio
          31      Global Portfolio
          31      Government Income Portfolio
          32      High Yield Bond Portfolio
          33      Money Market Portfolio
          34      Natural Resources Portfolio
          35      Prudential Jennison Portfolio
          36      Small Capitalization
          37      Stock Index Portfolio
          37      20/20 Focus Portfolio
          38      Zero Coupon Bond Portfolios--2000 and 2005

          39      OTHER INVESTMENTS AND STRATEGIES

          39      ADRs
          39      Convertible Debt and Convertible Preferred Stock
          39      Derivatives
          39      Dollar Rolls
          39      Forward Foreign Currency Exchange Contracts
          40      Futures
          40      Interest Rate Swaps
          40      Joint Repurchase Account
          40      Loan Participations
          40      Mortgage-related Securities
          41      Options
          41      Real Estate Investment Trusts
          41      Repurchase Agreements
          41      Reverse Repurchase Agreements
          41      Short Sales
          41      Short Sales Against-the-Box
          41      When-issued and Delayed Delivery Securities

          43      INVESTMENT RISKS

          48      HOW THE FUND IS MANAGED

          48      Board of Directors
          48      Investment Adviser
          48      Investment Sub-Advisers
          49      Portfolio Managers

          53      HOW TO BUY AND SELL SHARES OF THE FUND

          53      Net Asset Value
          54      Distributor

          55      OTHER INFORMATION

          55      Federal Income Taxes
          55      European Monetary Union
          55      Monitoring for Possible Conflicts

         F-1      FINANCIAL HIGHLIGHTS

(For more information -- see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about THE PRUDENTIAL SERIES FUND, INC. (the
Fund), which consists of seventeen separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. NOT EVERY PORTFOLIO IS AVAILABLE UNDER EVERY CONTRACT. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms "company risk," "credit risk," "foreign investment risk," "interest rate risk," and "market risk" in the section on Principal Risks, on page 5. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success.

CONSERVATIVE BALANCED PORTFOLIO

The Portfolio's investment objective is TOTAL INVESTMENT RETURN CONSISTENT WITH A CONSERVATIVELY MANAGED DIVERSIFIED PORTFOLIO. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   FOREIGN INVESTMENT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

DIVERSIFIED BOND PORTFOLIO

The Portfolio's investment objective is a HIGH LEVEL OF INCOME OVER A LONGER TERM WHILE PROVIDING REASONABLE SAFETY OF CAPITAL. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we invest primarily in higher-grade debt obligations and high-quality money market investments. We may also purchase U.S. dollar denominated securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   FOREIGN INVESTMENT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

The Portfolio's investment objective is to provide CURRENT INCOME AND A REASONABLE LEVEL OF CAPITAL APPRECIATION. To achieve our investment objective, we will invest in a diversified portfolio of debt and equity securities. Up to 35%
of the Portfolio's total assets may be invested in high-yield/high-risk debt securities which have speculative characteristics and generally are riskier than higher-rated securities. The Portfolio may also invest in foreign securities including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   FOREIGN INVESTMENT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

EQUITY PORTFOLIO

The Portfolio's investment objective is CAPITAL APPRECIATION. To achieve our objective, we invest primarily in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   FOREIGN INVESTMENT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

EQUITY INCOME PORTFOLIO

The Portfolio's investment objective is both CURRENT INCOME AND CAPITAL APPRECIATION. To achieve our objective, we invest primarily in common stocks and convertible securities that we believe provide good prospects for returns above those of the Standard & Poor's 500 Index (S&P 500) or the NYSE Composite Index. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   FOREIGN INVESTMENT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

FLEXIBLE MANAGED PORTFOLIO

The Portfolio's investment objective is a HIGH TOTAL RETURN CONSISTENT WITH AN AGGRESSIVELY MANAGED DIVERSIFIED PORTFOLIO. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may also invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities which have speculative characteristics and generally are riskier than higher-rated securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   FOREIGN INVESTMENT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

GLOBAL PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   FOREIGN INVESTMENT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

GOVERNMENT INCOME PORTFOLIO

The Portfolio's investment objective is A HIGH LEVEL OF INCOME OVER THE LONG TERM CONSISTENT WITH THE PRESERVATION OF CAPITAL. To achieve our objective, we invest primarily in U.S. government securities, including intermediate and long term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government. The Portfolio may also invest in mortgage-related securities, collateralized mortgage obligations and corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   CREDIT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

--------------------------------------------------------------------------------
An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

HIGH YIELD BOND PORTFOLIO

The Portfolio's investment objective is A HIGH TOTAL RETURN. In pursuing our objective, we invest primarily in high-yield/high-risk debt securities. Such securities have speculative characteristics and generally are riskier than higher-rated securities. In addition, the Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

MONEY MARKET PORTFOLIO

The Portfolio's investment objective is MAXIMUM CURRENT INCOME CONSISTENT WITH THE STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   CREDIT RISK
     o   INTEREST RATE RISK

--------------------------------------------------------------------------------
An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.
--------------------------------------------------------------------------------

NATURAL RESOURCES PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. To achieve this goal, we invest primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. Up to 30% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   FOREIGN INVESTMENT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

PRUDENTIAL JENNISON PORTFOLIO

The Portfolio's investment objective is to achieve LONG-TERM GROWTH OF CAPITAL. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   FOREIGN INVESTMENT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

SMALL CAPITALIZATION STOCK PORTFOLIO

The Portfolio's investment objective is to achieve LONG-TERM GROWTH OF CAPITAL. To achieve this objective, we invest primarily in equity securities of publicly-traded companies with small market capitalization. WE ATTEMPT TO DUPLICATE THE PRICE AND YIELD PERFORMANCE OF THE STANDARD & POOR'S SMALL CAPITALIZATION STOCK INDEX (THE S&P SMALLCAP INDEX). The market capitalization of the companies that make up the S&P SmallCap Index may change from time to time. As of February 28, 2000, the S&P SmallCap stocks had market capitalizations of between $33 million and $7.8 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap Index. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   MARKET RISK

STOCK INDEX PORTFOLIO

The Portfolio's investment objective is INVESTMENT RESULTS THAT GENERALLY CORRESPOND TO THE PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS. To achieve our objective, we attempt to duplicate the price and yield of the S&P 500. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   MARKET RISK

20/20 FOCUS PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. We seek to achieve this goal by investing primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio's two portfolio managers

(up to 20 by each) as having strong capital appreciation potential. One manager will use a "value" approach which means he or she will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a "growth" approach, which means he or she seeks companies that exhibit higher-than- average earnings growth. Up to 20% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   FOREIGN INVESTMENT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

ZERO COUPON BOND PORTFOLIOS--2000 AND 2005

The Portfolios' investment objective is the HIGHEST PREDICTABLE COMPOUND INVESTMENT FOR A SPECIFIC PERIOD OF TIME, CONSISTENT WITH SAFETY OF INVESTED CAPITAL. We seek to achieve this objective by investing primarily in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation. The two Portfolios differ only in their liquidation dates which are November 15, 2000 for the Zero Coupon Bond Portfolio 2000 and November 15, 2005 for the Zero Coupon Bond Portfolio 2005. On each Portfolio's liquidation date, the Portfolio will redeem all investments. Please refer to your Contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     o   CREDIT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

     COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition.

     CREDIT RISK. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt--also known as "junk bonds"--have a higher risk of default and tend to be less liquid than higher-rated securities.

     FOREIGN INVESTMENT RISK. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk is comprised of the specific risks described below.

     FOREIGN MARKET RISK. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

     CURRENCY RISK. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

     POLITICAL DEVELOPMENTS. Political developments may adversely affect the value of a Portfolio's foreign securities.

     INTEREST RATE RISK. The risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

     MARKET RISK. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                      * * *

     For more information about the risks associated with the Portfolios, see "How the Portfolios Invest--Investment Risks."

                                      * * *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
CONSERVATIVE BALANCED PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                            [REPRESENTATION OF CHART]

                          1990                    5.27%
                          1991                   19.07%
                          1992                    6.95%
                          1993                   12.20%
                          1994                   -0.97%
                          1995                   17.27%
                          1996                   12.63%
                          1997                   13.45%
                          1998                   11.74%
                          1999                    6.69%

Best Quarter: 7.62% (2nd quarter of 1997) Worst Quarter: (3.17)% (3rd quarter of
1998)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)

--------------------------------------------------------------------------------
                                                                    SINCE
                                                                    INCEPTION
                                  1 YEAR     5 YEARS    10 YEARS    (5/13/83)
                                  ------     -------    --------    ------------
Class I shares                     6.69%      12.30%     10.28%      10.60%
S&P 500**                         21.03%      28.54%     18.19%      17.52%
Lipper Average***                  8.58%      15.99%     11.65%      11.79%
--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

** THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500 )--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIEs--GIVES A BROAD LOok AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

*** THE LIPPER/VARIABLE INSURANCE PRODUCTS (VIP) BALANCED AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83).
SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
DIVERSIFIED BOND PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                           [REPRESENTATION OF CHART]

                          1990                    8.32%
                          1991                   16.44%
                          1992                    7.19%
                          1993                   10.13%
                          1994                   -3.23%
                          1995                   20.73%
                          1996                    4.40%
                          1997                    8.57%
                          1998                    7.15%
                          1999                   -0.74%

Best Quarter: 7.32% (2nd quarter of 1995) Worst Quarter: (2.83)% (1st quarter of
1994)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)

--------------------------------------------------------------------------------
                                                                      SINCE
                                                                      INCEPTION
                               1 YEAR       5 YEARS    10 YEARS       (5/13/83)
                               ------       -------    --------       ---------
Class I shares                 (0.74)%       7.80%       7.69%          8.62%
Lehman Aggregate Index**       (0.82)%       7.73%       7.70%          9.31%
Lipper Average***              (1.62)%       7.83%       7.62%          7.59%
--------------------------------------------------------------------------------


*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE LEHMAN AGGREGATE INDEX (LAI) IS COMPRISED OF MORE THAN 5,000 GOVERNMENT AND CORPORATE BONDS. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) CORPORATE DEBT AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The table below demonstrates the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future. No bar chart is included because as of 12/31/99, the Portfolio did not have one full calendar year of performance.

Best Quarter: 7.79% (4th quarter of 1999) Worst Quarter: (2.16)% (3rd quarter of
1999)

Average Annual Returns* (as of 12/31/99)

--------------------------------------------------------------------------------
                                                               SINCE
                                                               INCEPTION
                                                               (5/3/99)
                                                               ---------
Class I shares                                                   6.10%
S&P 500**                                                       10.99%
Lipper Average***                                                1.04%
--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES.. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) INCOME FUND AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
EQUITY PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                           [REPRESENTATION OF CHART]

                          1990                   -5.21%
                          1991                   26.01%
                          1992                   14.17%
                          1993                   21.87%
                          1994                    2.78%
                          1995                   31.29%
                          1996                   18.52%
                          1997                   24.66%
                          1998                    9.34%
                          1999                   12.49%

Best Quarter: 19.13% (1st quarter of 1991) Worst Quarter: (15.59)% (3rd quarter of 1990)

* THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)

--------------------------------------------------------------------------------
                                                                   SINCE
                                                                   INCEPTION
                          1 YEAR      5 YEARS      10 YEARS        (5/13/83)
                          ------      -------      --------        ---------
Class I shares            12.49%      18.99%       15.08%          14.98%
S&P 500**                 21.03%      28.54%       18.19%          17.52%
Lipper Average***         31.48%      26.45%       17.79%          16.33%
--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIEs--GIVES A BROAD LOok AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH FUND AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                           [REPRESENTATION OF CHART]

                          1990                   -3.73%
                          1991                   27.50%
                          1992                   10.14%
                          1993                   22.28%
                          1994                    1.44%
                          1995                   21.70%
                          1996                   21.74%
                          1997                   36.61%
                          1998                   -2.38%
                          1999                   12.52%

Best Quarter: 16.54% (2nd quarter of 1997) Worst Quarter: (18.14)% (3rd quarter of 1998)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                 SINCE
                                                                 INCEPTION
                          1 YEAR     5 YEARS       10 YEARS      (2/19/88)
                          ------     -------       --------      ---------
Class I shares            12.52%     17.33%        14.06%        14.70%
S&P 500**                 21.03%     28.54%        18.19%        18.54%
Lipper Average***          9.78%     20.59%        14.64%        14.62%
--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

** THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (2/29/88). SOURCE: LIPPER, INC.

*** THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) EQUITY INCOME AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (2/29/88). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
FLEXIBLE MANAGED PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                           [REPRESENTATION OF CHART]

                          1990                    1.91%
                          1991                   25.43%
                          1992                    7.61%
                          1993                   15.58%
                          1994                   -3.16%
                          1995                   24.13%
                          1996                   13.64%
                          1997                   17.96%
                          1998                   10.24%
                          1999                    7.78%

Best Quarter: 10.89% (2nd quarter of 1997) Worst Quarter: (8.50)% (3rd quarter of 1998)

* THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                     SINCE
                                                                     INCEPTION
                           1 YEAR       5 YEARS       10 YEARS       (5/13/83)
                           ------       -------       --------       ---------
Class I shares              7.78%        14.60%        11.77%          11.80%
S&P 500**                  21.03%        28.54%        18.19%          17.52%
Lipper Average***          12.07%        17.11%        12.94%          12.85%
--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

** THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) FLEXIBLE AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83).
SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
GLOBAL PORTFOLIO
--------------------------------------------------------------------------------


A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                            [REPRESENTATION OF CHART]

                          1990                  -12.91%
                          1991                   11.39%
                          1992                   -3.42%
                          1993                   43.14%
                          1994                   -4.89%
                          1995                   15.88%
                          1996                   19.97%
                          1997                    6.98%
                          1998                   25.08%
                          1999                   48.27%


Best Quarter: 31.04% (4th quarter of 1999) Worst Quarter: (14.21)% (3rd quarter of 1998)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                       SINCE
                                                                       INCEPTION
                                  1 YEAR       5 YEARS    10 YEARS     (9/19/88)
                                  ------       -------    --------     ---------
Class I shares                    48.27%        22.44%     13.38%       14.33%
Morgan Stanley World Index**      24.93%        19.76%     11.42%       12.67%
Lipper Average***                 44.18%        19.42%     11.73%       12.55%
--------------------------------------------------------------------------------

* THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE MORGAN STANLEY WORLD INDEX (MSWI) IS A WEIGHTED INDEX COMPRISED OF APPROXIMATELY 1,500 COMPANIES LISTED ON THE STOCK EXCHANGES OF THE U.S.A., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (9/30/88). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GLOBAL AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (9/30/88). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
GOVERNMENT INCOME PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                           [REPRESENTATION OF CHART]

                          1990                    6.34%
                          1991                   16.11%
                          1992                    5.85%
                          1993                   12.56%
                          1994                   -5.16%
                          1995                   19.48%
                          1996                    2.22%
                          1997                    9.67%
                          1998                    9.09%
                          1999                   -2.70%


Best Quarter: 6.95% (3rd quarter of 1991) Worst Quarter: (3.93)% (1st quarter of
1994)

* THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------

                                                                      SINCE
                                                                      INCEPTION
                           1 YEAR         5 YEARS      10 YEARS       (5/1/89)
                           ------         -------      ---------      --------
Class I shares             (2.70)%        7.29%        7.09%          7.73%
Lehman Govt. Index**       (2.23)%        7.44%        7.48%          7.54%
Lipper Average***          (2.13)%        6.94%        7.11%          7.63%
--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE LEHMAN GOVERNMENT INDEX IS A WEIGHTED INDEX COMPRISED OF SECURITIES ISSUED OR BACKED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH A REMAINING MATURITY OF ONE TO 30 YEARS. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/89). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GENERAL U.S. GOVERNMENT AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/89). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

     Annual Returns* (Class I shares)

                          [REPRESENTATION OF CHART]

                          1990                   -11.84%
                          1991                    38.99%
                          1992                    17,53%
                          1993                    19.27%
                          1994                    -2.72%
                          1995                    17.56%
                          1996                    11.39%
                          1997                    13.78%
                          1998                    -2.36%
                          1999                     4.61%


Best Quarter: 15.89% (1st quarter of 1991) Worst Quarter: (9.68)% (3rd quarter of 1990)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                       SINCE
                                                                       INCEPTION
                                1 YEAR        5 YEARS     10 YEARS     (2/23/87)
                                ------        -------     --------     ---------
Class I shares                   4.61%         8.76%        9.78%        7.97%
Lehman High Yield Index**        2.39%         9.31%       10.72%        9.22%
Lipper Average***                3.83%         9.48%       10.15%        8.97%
--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

** THE LEHMAN HIGH YIELD INDEX IS MADE UP OF OVER 700 NONINVESTMENT GRADE BONDS. THE INDEX IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (2/28/87). SOURCE: LIPPER, INC.

*** THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) HIGH CURRENT YIELD AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (2/28/87). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

     Annual Returns* (Class I shares)

                    [REPRESENTATION OF CHART]

                    1990                8.16%
                    1991                6.16%
                    1992                3.79%
                    1993                2.95%
                    1994                4.05%
                    1995                5.80%
                    1996                5.22%
                    1997                5.41%
                    1998                5.39%
                    1999                4.97%

Best Quarter: 2.00% (2nd quarter of 1990) Worst Quarter: 0.71% (2nd quarter of
1993)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

     Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                      SINCE
                                                                      INCEPTION
                    1 YEAR            5 YEARS      10 YEARS           (5/13/83)
                    ------            -------      --------           ---------
Class I shares      4.97%             5.36%        5.18%              6.30%
Lipper Average**    4.75%             5.12%        4.88%              6.23%

--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

** THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) MONEY MARKET AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

7-DAY YIELD* (AS OF 12/31/99)
================================================================================

Money Market Portfolio                                5.65%

Average Money Market Fund**                           5.16%

================================================================================
* THE PORTFOLIO'S YIELD IS AFTER DEDUCTION OF EXPENSES AND DOES NOT INCLUDE CONTRACT CHARGES.

**SOURCE: IBC FINANCIAL DATA, INC. AS OF 12/28/99, BASED ON 311 FUNDS IN THE IBC TAXABLE GENERAL PURPOSE, FIRST AND SECOND TIER MONEY MARKET FUND. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83).
SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

      Annual Returns* (Class I shares)

                         [REPRESENTATION OF CHART]

                         1990                -5.76%
                         1991                10.30%
                         1992                 7.30%
                         1993                25.15%
                         1994                -4.30%
                         1995                26.92%
                         1996                30.88%
                         1997               -11.59%
                         1998               -17.10%
                         1999                45.99%

Best Quarter: 24.94% (2nd quarter of 1999) Worst Quarter: (21.60)% (4th quarter of 1997)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                       SINCE
                                                                       INCEPTION
                          1 YEAR          5 YEARS        10 YEARS      (5/1/88)
                          ------          -------        --------      --------
Class I shares            45.99%          12.19%          9.03%        11.05%
S&P 500**                 21.03%          28.54%         18.19%        19.04%
Lipper Average***         24.66%           3.40%          3.04%         3.04%

--------------------------------------------------------------------------------
*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

** THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/88). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) NATURAL RESOURCES AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/88). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing iN the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                    [REPRESENTATION OF CHART]

                    1996                14.41%
                    1997                31.71%
                    1998                37.46%
                    1999                41.76%

Best Quarter: 29.46% (4th quarter of 1998) Worst Quarter: (12.07)% (3rd quarter of 1998)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                      SINCE
                                                                      INCEPTION
                                    1 YEAR                            (4/25/95)
                                    ------                            ---------
Class I shares                      41.76%                            32.11%
S&P 500**                           21.03%                            27.48%
Lipper Average***                   31.48%                            25.81%

--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

** THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/95). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH FUND AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/95). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
SMALL CAPITALIZATION STOCK PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing iN the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                         [REPRESENTATION OF CHART]

                         1996                19.77%
                         1997                25.17%
                         1998                -0.76%
                         1999                12.68%

Best Quarter: 18.08% (4th quarter of 1998) Worst Quarter: (20.61)% (3rd quarter of 1998)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                       SINCE
                                                                       INCEPTION
                                            1 YEAR                     (4/25/95)
                                            ------                     ---------
Class I shares                              12.68%                     16.08%
S&P SmallCap 600 Index**                    12.41%                     16.64%
Lipper Average***                           38.28%                     18.96%

--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE S&P SMALLCAP 600 INDEX IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 600 SMALL COMPANY STOCKS. THE S&P SMALLCAP 600 INDEX IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST MONTH-END RETURN (4/30/95). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) SMALL CAP AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST MONTH-END RETURN (4/30/95). SOURCE:
LIPPER, INC.

--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing iN the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Return* (Class I shares)

                            [REPRESENTATION OF CHART]

                            1990               -3.63%
                            1991               29.72%
                            1992                7.13%
                            1993                9.66%
                            1994                1.01%
                            1995               37.06%
                            1996               22.57%
                            1997               32.83%
                            1998               28.42%
                            1999               20.54%

Best Quarter: 21.44% (4th quarter of 1998) Worst Quarter: (13.72)% (3rd quarter of 1990)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                      SINCE
                                                                      INCEPTION
                       1 YEAR         5 YEARS          10 YEARS       (10/19/87)
                       ------         -------          --------       ----------
Class I shares         20.54%         28.14%           17.75%         18.96%
S&P 500**              21.03%         28.54%           18.19%         18.71%
Lipper Average***      20.48%         28.07%           17.74%         18.24%

--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (10/31/87). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) S&P 500 INDEX AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (10/31/87). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
20/20 FOCUS PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The table below demonstrates the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future. No bar chart is included because as of 12/31/99, the Portfolio did not have one full calendar year of performance.

Best Quarter: 18.79% (4th quarter of 1999) Worst Quarter: (5.09)% (3rd quarter of 1999)

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                             SINCE
                                             INCEPTION
                                             (5/3/99)
                                             --------
Class I shares                               18.95%
S&P 500**                                    10.99%
Lipper Average***                            21.65%

--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH FUND AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
ZERO COUPON BOND PORTFOLIOS--2000 AND 2005
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolios perform. The bar chart and table below demonstrate the risk of investing iN the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolios will achieve similar results in the future.

Zero Coupon Bond Portfolio 2000* Annual Returns (Class I shares)

                            [REPRESENTATION OF CHART]

                            1990                5.11%
                            1991               20.71%
                            1992                8.59%
                            1993               16.15%
                            1994               -7.18%
                            1995               21.56%
                            1996                1.53%
                            1997                7.17%
                            1998                7.57%
                            1999                2.18%

Best Quarter: 9.70% (4th quarter of 1990) Worst Quarter: (5.24)% (1st quarter of
1990)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.


Zero Coupon Bond Portfolio 2005* Annual Returns (Class I shares)

                            [REPRESENTATION OF CHART]

                            1990                2.56%
                            1991               21.16%
                            1992                9.66%
                            1993               21.94%
                            1994               -9.61%
                            1995               31.85%
                            1996               -1.01%
                            1997               11.18%
                            1998               12.35%
                            1999               -5.66%

Best Quarter: 12.43% (4th quarter of 1990) Worst Quarter: (7.80)% (1st quarter of 1990)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Zero Coupon Bond Portfolio 2000--Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                       SINCE
                                                                       INCEPTION
                          1 YEAR         5 YEARS         10 YEARS      (2/12/86)
                          ------         -------         --------      ---------
Class I shares             2.18%         7.77%           8.00%         9.50%
Lehman Govt. Index**      (2.23)%        7.44%           7.71%         8.08%
Lipper Average***         (3.89)%        8.67%           8.50%         n/a

--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

** THE LEHMAN GOVERNMENT INDEX (LGI) IS A WEIGHTED INDEX MADE UP OF SECURITIES ISSUED OR BACKED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH A REMAINING MATURITY OF ONE TO 30 YEARS. THE LGI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (1/31/86). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) TARGET MATURITY AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (1/31/86). SOURCE: LIPPER, INC.


Zero Coupon Bond Portfolio 2005--Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                     SINCE
                                                                     INCEPTION
                         1 YEAR       5 YEARS        10 YEARS        (5/1/89)
                         ------       -------        --------        --------
Class I shares           (5.66)%      8.99%          8.73%            9.29%
Lehman Govt. Index**     (2.23)%      7.44%          7.48%            8.02%
Lipper Average***        (3.89)%      8.67%          8.50%            9.42%

--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE LEHMAN GOVERNMENT INDEX (LGI) IS A WEIGHTED INDEX MADE UP OF SECURITIES ISSUED OR BACKED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH A REMAINING MATURITY OF ONE TO 30 YEARS. THE LGI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/89). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) TARGET MATURITY AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/89). SOURCE: LIPPER, INC.

HOW THE PORTFOLIOS INVEST

INVESTMENT OBJECTIVES AND POLICIES

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success. Each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
CONSERVATIVE BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek A TOTAL INVESTMENT RETURN CONSISTENT WITH A CONSERVATIVELY MANAGED DIVERSIFIED PORTFOLIO.

-----------------------------------
BALANCED PORTFOLIO                           To achieve our objective, we invest
We invest in all three types of              in a mix of equity and
securities--equity, debt and money           equity-related securities, debt
market--in order to achieve                  obligations and money market
diversification in a single                  instruments. We adjust the
portfolio. We seek to maintain a             percentage of Portfolio assets in
conservative blend of investments            each category depending on our
that will have strong performance            expectations regarding the
in a down market and solid, but not          different markets. While we make
necessarily outstanding,                     every effort to achieve our
performance in up markets. This              objective, we can't guarantee
Portfolio may be appropriate for an          success.
investor looking for
diversification with less risk than          We will vary how much of the
that of the Flexible Managed                 Portfolio's assets are invested in
Portfolio, while recognizing that            a particular type of security
this reduces the chances of greater          depending on how we think the
appreciation.                                different markets will perform.
-----------------------------------

Under normal conditions, we will invest within the ranges shown below:

        ASSET TYPE                 MINIMUM             NORMAL          MAXIMUM
        ----------                 -------             ------          -------

          Stocks                     15%                 35%              75%
Debt obligations and money           25%                 65%              85%
    market securities

DEBT SECURITIES in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRS) as foreign securities.

The stock portion of the Portfolio will be invested mainly in equity and equity-related securities of major, established corporations which we believe are in sound financial condition and offer better total returns than broad based market indexes.

The money market portion of the Portfolio will be invested in high-quality money market instruments. We manage this portion of the Portfolio to comply with specific rules designed for money market mutual funds. We will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio of 90 days or less. (Weighted average maturity is calculated by adding the maturities of all the bonds in a portfolio and dividing by the number of bonds on a weighted basis.)

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS.

We may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell stock index, interest rate and foreign currency futures contracts and options on those contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

We may also use INTEREST RATE SWAPS in the management of the fixed-income portion of the Portfolio.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

We may also invest in REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
DIVERSIFIED BOND PORTFOLIO
--------------------------------------------------------------------------------

Our investment objective is A HIGH LEVEL OF INCOME OVER A LONGER TERM WHILE PROVIDING REASONABLE SAFETY OF CAPITAL. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we invest primarily in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success.

-----------------------------------
OUR STRATEGY                                 Debt obligations, in general, are
In general, the value of debt                basically written promises to repay
obligations moves in the opposite            a debt. The terms of repayment vary
direction as interest rates--if a            among the different types of debt
bond is purchased and then interest          obligations, as do the commitments
rates go up, newer bonds will be             of other parties to honor the
worth more relative to existing              obligations of the issuer of the
bonds because they will have a               security. The types of debt
higher rate of interest. We will             obligations in which we can invest
adjust the mix of the Portfolio's            include U.S. government securities,
short-term, intermediate and long            MORTGAGE-RELATED SECURITIES and
term debt obligations in an attempt          corporate bonds.
to benefit from price appreciation
when interest rates go down and to
incur smaller declines when rates
go up.
-----------------------------------

Usually, at least 80% of the Portfolio's total assets will be invested in debt securities that are investment grade. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may also invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers provided the securities are denominated in U.S. dollars.

The Portfolio may also invest in CONVERTIBLE DEBT SECURITIES and CONVERTIBLE AND NON-CONVERTIBLE PREFERRED STOCKS of any rating. The Portfolio will not acquire any common stock except by converting a convertible debt security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on debt securities; purchase and sell interest rate FUTURES CONTRACTS and options on those contracts; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

We may also use INTEREST RATE SWAPS in the management of the Portfolio.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Our investment objective is to provide CURRENT INCOME AND A REASONABLE LEVEL OF CAPITAL APPRECIATION. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can't guarantee success.

-----------------------------------
ASSET ALLOCATION                             Under normal market conditions, we
This Portfolio is designed for               invest approximately 60% of the
investors who want investment                Portfolio's total assets in debt
professionals to make their asset            securities of varying maturities
allocation decisions for them and            with a dollar-weighted average
are seeking current income and low           portfolio maturity of between 4 and
to moderate capital appreciation.            15 years. (The maturity of a bond
We have contracted with four highly          is the number of years until the
regarded sub-advisers who each will          principal is due and payable.
manage a portion of the Portfolio's          Weighted average maturity is
assets. In this way, the Portfolio           calculated by adding the maturities
offers diversification not only of           of all of the bonds in the
asset type, but also of investment           Portfolio and dividing by the
style. Investors in this Portfolio           number of bonds on a
should have both sufficient time             dollar-weighted basis.)
and tolerance for risk to accept
periodic declines in the value of
their investment.
-----------------------------------

The types of debt securities in which we can invest include U.S. government securities, corporate debt obligations, asset-backed securities, inflation-indexed bonds of governments and corporations and commercial paper. These debt securities will generally be investment grade. We may also invest up to 35% of the Portfolio's total assets in lower rated securities that are riskier and considered speculative. At the time these high-yield or "junk bonds" are purchased they will have a minimum rating of B by Moody's, S&P or another major rating service. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 25% of the Portfolio's total assets may be invested in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, supranational organizations, and foreign corporations or financial institutions. Up to 10% of the Portfolio's total assets may be invested in debt obligations of issuers in emerging markets. The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies. Up to 15% of the Portfolio's total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depository Receipts (ADRS) as foreign securities.

Generally, the Portfolio's assets will be allocated as shown in the table below. However, we may rebalance the Portfolio's assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio's investment objective and policies.

PERCENT OF
PORTFOLIO        ASSET
ASSETS           CLASS               SUB-ADVISER                                INVESTMENT STYLE
-----------      -----               -----------                                ----------------
40%              Fixed income        Pacific Investment Management Company      Mostly high-quality debt instruments
20%              Fixed income        The Prudential Investment Corporation      High-yield debt, including junk bonds and
                                                                                emerging market debt

15%              Equities            Jennison Associates LLC                    Growth-oriented, focusing on
                                                                                large-cap stocks

15%              Equities            The Prudential Investment Corporation      Value-oriented, focusing on
                                                                                large-cap stocks

5%               Equities            The Dreyfus Corporation                    Value-oriented, focusing on small-cap and
                                                                                mid-cap stocks

5%               Equities            Franklin Advisers, Inc.                    Growth-oriented, focusing on small-cap and
                                                                                mid-cap stocks.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, debt securities, financial indexes and U.S. government securities; engage in foreign currency exchange contracts and related options; purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts; purchase and sell FUTURES on debt securities, U.S. government securities, financial indexes and interest rates and related options; and invest in DELAYED DELIVERY and WHEN-ISSUED securities.

The Portfolio may also enter into SHORT SALES. No more than 5% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

We may also use INTEREST RATE SWAPS in the management of the Portfolio.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS.

--------------------------------------------------------------------------------
EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is CAPITAL APPRECIATION. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve this objective, we can't guarantee success.

-----------------------------------
VALUE APPROACH                               To achieve our investment
We use a value approach to                   objective, we invest primarily in
investing which means we look for            common stocks of major established
companies whose stock is selling             corporations as well as smaller
below the price that we believe              companies.
reflects its true worth based on
earnings, book value and other               A portion of the Portfolio's assets
financial measures.                          may be invested in short,
                                             intermediate or long-term debt
To achieve our value investment              obligations, including convertible
strategy, we usually buy securities          and nonconvertible preferred stock
that are out of favor and that many          and other equity-related
other investors are selling. We              securities. Up to 5% of these
attempt to invest in companies and           holdings may be rated below
industries before other investors            investment grade. These securities
recognize their true value.                  are considered speculative and are
-----------------------------------          sometimes referred to as "junk
                                             bonds."

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRS) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency FUTURES CONTRACTS and options on these futures contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek BOTH CURRENT INCOME AND CAPITAL APPRECIATION. This means we seek investments whose price will increase as well as pay dividends and other income. To achieve this objective, we look for securities we believe will provide investment returns above those of the Standard & Poor's 500 Index (S&P 500) or the NYSE Composite Index. While we make every effort to achieve this objective, we can't guarantee success.

-----------------------------------
CONTRARIAN APPROACH                          We will normally invest at least
To achieve our value investment              65% of the Portfolio's total assets
strategy, we generally take a                in equity and equity-related
strong contrarian approach to                securities. We buy common stock of
investing. In other words, we                companies of every size--small,
usually buy securities that are out          medium and large capitalization.
of favor and that many other                 When deciding which stocks to buy,
investors are selling, and we                we look at a company's earnings,
attempt to invest in companies and           balance sheet and cash flow and
industries before other investors            then at how these factors impact
recognize their true value. Using            the stock's price and return. We
these guidelines, we focus on                also buy equity-related
long-term performance, not                   securities--like bonds, corporate
short-term gain.                             notes and preferred stock--that can
-----------------------------------          be converted into a company's
                                             common stock or other equity
                                             security.

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRS) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVEs--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency FUTURES CONTRACTS and options on these futures contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

--------------------------------------------------------------------------------
FLEXIBLE MANAGED PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek A HIGH TOTAL RETURN CONSISTENT WITH AN AGGRESSIVELY MANAGED DIVERSIFIED PORTFOLIO.

-----------------------------------
BALANCED PORTFOLIO                           To achieve our objective, we invest
We invest in all three types of              in a mix of equity and
securities--equity, debt and money           equity-related securities, debt
market--in order to achieve                  obligations and money market
diversification in a single                  instruments. We adjust the
portfolio. We seek to maintain a             percentage of Portfolio assets in
more aggressive mix of investments           each category depending on our
than the Conservative Balanced               expectations regarding the
Portfolio. This Portfolio may be             different markets. While we make
appropriate for an investor looking          every effort to achieve our
for diversification who is willing           objective, we can't guarantee
to accept a relatively high level            success.
of loss in an effort to achieve
greater appreciation.
-----------------------------------

Generally, we will invest within the ranges shown below:

       ASSET TYPE              MINIMUM           NORMAL           MAXIMUM
       ----------              -------           ------           -------
         Stocks                  25%              60%              100%
Fixed income securities           0%              40%               75%
Money market securities           0%               0%               75%

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade, however, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include LOAN PARTICIPATIONS.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRS) as foreign securities.

The money market portion of the Portfolio will be invested in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in REAL ESTATE INVESTMENT TRUSTS (REITs).

We may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell stock index, interest rate and foreign currency FUTURES CONTRACTS and options on those contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

We may also use INTEREST RATE SWAPS in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

We may also invest in REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is LONG-TERM GROWTH OF CAPITAL. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve this objective, we can't guarantee success.

-----------------------------------
GLOBAL INVESTING                             When selecting stocks, we use a
This Portfolio is intended to                growth approach which means we look
provide investors with the                   for companies that have
opportunity to invest in companies           above-average growth prospects. In
located throughout the Although we           making our stock picks, we look for
are not required to invest in a              companies that have had growth in
minimum number of countries, we              earnings world. and sales, high
intend generally to invest in at             returns on equity and assets or
least three countries, including             other strong financial
the U.S. However, in response to             characteristics. Often, the
market conditions, we can invest up          companies we choose have superior
to 35% of the Portfolio's total              management, a unique market niche
assets in any one country other              or a strong new product.
than the U.S.
-----------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell FUTURES contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

--------------------------------------------------------------------------------
GOVERNMENT INCOME PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is A HIGH LEVEL OF INCOME OVER THE LONGER TERM CONSISTENT WITH THE PRESERVATION OF CAPITAL. In pursuing our objective, we invest primarily in intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established, sponsored or guaranteed by the U.S. government. While we make every effort to achieve this objective, we can't guarantee success.

-----------------------------------
U.S. GOVERNMENT SECURITIES                   Normally, we will invest at least
U.S. government securities are               65% of the Portfolio's total assets
considered among the most                    in U.S. government securities,
creditworthy of debt securities.             which include Treasury securities,
Because they are generally                   obligations issued or guaranteed by
considered less risky, their yields          U.S. government agencies and
tend to be lower than the yields             instrumentalities and
from corporate debt. Like all debt           MORTGAGE-RELATED SECURITIES issued
securities, the values of U.S.               by U.S. government
government securities will change            instrumentalities or
as interest rates change.                    non-governmental corporations.
-----------------------------------

The Portfolio may invest up to 35% of its total assets in money market instruments, foreign government securities (including those issued by supranational organizations) denominated in U.S. dollars, asset-backed securities rated at lease single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments) other than the U.S. government and related entities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment.)

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on debt securities; purchase and sell interest rate FUTURES CONTRACTS and options on these futures contracts; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

We may also use INTEREST RATE SWAPS in the management of the Portfolio.

The Portfolio may enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS.

--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is A HIGH TOTAL RETURN. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve this objective, we can't guarantee success.

-----------------------------------
HIGH YIELD/HIGH RISK                         Normally, we will invest at least
Lower rated and comparable unrated           80% of the Portfolio's total assets
securities tend to offer better              in medium to lower rated debt
yields than higher rated securities          securities. These high-yield or
with the same maturities because             "junk bonds" are riskier than
the issuer's past financial                  higher rated bonds and are
condition may not have been as               considered speculative.
strong as that of higher rated
issuers. Changes in the perception           The Portfolio may also invest up to
of the creditworthiness of the               20% of its total assets in U.S.
issuers of lower rated securities            dollar denominated DEBT SECURITIES
tend to occur more frequently and            issued outside the U.S. by foreign
in a more pronounced manner than             and U.S. issuers.
for issuers of higher rated
securities.
-----------------------------------

The Portfolio may also acquire CONVERTIBLE AND NONCONVERTIBLE DEBT SECURITIES and PREFERRED STOCK. The Portfolio will not invest in common stocks, except when they are included as part of a debt security.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS.

Under normal circumstances, the Portfolio may invest in money market instruments and commercial paper of domestic corporations. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on debt securities; purchase and sell interest rate FUTURES CONTRACTS and options on these futures contracts; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

We may also use INTEREST RATE SWAPS in the management of the Portfolio.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS.

--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to SEEK THE MAXIMUM CURRENT INCOME THAT IS CONSISTENT WITH STABILITY OF CAPITAL AND MAINTENANCE OF LIQUIDITY. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.

-----------------------------------
STEADY NET ASSET VALUE                       We invest in a diversified
The net asset value for the                  portfolio of short-term debt
Portfolio will ordinarily remain             obligations by the U.S. government,
issued at $10 per share because              its agencies and instrumentalities,
dividends are declared and                   as well as commercial paper, asset
reinvested daily. The price of each          backed securities, funding
share remains the same, but you              agreements, certificates of
will have more shares when                   deposit, floating and variable rate
dividends are declared.                      demand notes, notes and other
-----------------------------------          obligations issued by banks,
                                             corporations and other companies
                                             (including trust structures), and
                                             obligations issued by foreign
                                             banks, companies or foreign
                                             governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with REVERSE REPURCHASE AGREEMENTS.

--------------------------------------------------------------------------------
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success.

-----------------------------------
NATURAL RESOURCE COMPANIES are               In pursuing our objective, we
companies that primarily own,                normally invest 65% of the
explore, mine, process or otherwise          Portfolio's total assets in common
develop natural resources, or                stocks and convertible securities
supply goods and services to such            of natural resource companies and
companies. Natural resources                 in securities which are related to
generally include precious metals,           the market value of some natural
such as gold, silver and platinum,           resource (asset-indexed
ferrous and nonferrous metals, such          securities).
as iron, aluminum and copper,
strategic metals such as uranium             We seek securities that are
and titanium, hydrocarbons such as           attractively priced as compared to
coal and oil, timberland,                    the intrinsic value of the
undeveloped real property and                underlying natural resource or
agricultural commodities.                    securities of companies in a
-----------------------------------          position to benefit from current or
                                             expected economic conditions.

Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are considered speculative.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 35% of its total assets in securities that are not asset-indexed or natural resource related. These holdings may include common stocks, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

Up to 30% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency FUTURES CONTRACTS and options on these futures contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

--------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success.

-----------------------------------
INVESTMENT STRATEGY                          In pursuing our objective, we
We seek to invest in equity                  normally invest 65% of the
securities of established companies          Portfolio's total assets in common
with above-average growth                    stocks and preferred stocks of
prospects. We select stocks on a             companies with capitalization in
company-by-company basis using               excess of $1 billion.
fundamental analysis. In making our
stock picks, we look for companies           For the balance of the Portfolio,
that have had growth in earnings             we may invest in common stocks,
and sales, high returns on equity            preferred stocks and other
and assets or other strong                   equity-related securities of
financial characteristics. Often,            companies that are undergoing
the companies we choose have                 changes in management, product
superior management, a unique                and/or marketing dynamics which we
market niche or a strong new                 believe have not yet been reflected
product.                                     in reported earnings or recognized
-----------------------------------          by investors.

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts
(ADRS) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency FUTURES CONTRACTS and options on those futures contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

--------------------------------------------------------------------------------
SMALL CAPITALIZATION STOCK PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success.

-----------------------------------
S&P SMALLCAP INDEX                           To achieve this objective, we
We attempt to duplicate the                  attempt to duplicate the
performance of the Standard &                performance of the S&P SmallCap
Poor's Small Capitalization Stock            Index. Normally we do this by
Index (S&P SmallCap Index), a                investing in all or a
market-weighted index which                  representative sample of the stocks
consists of 600 smaller                      in the S&P SmallCap Index. Thus,
capitalization U.S. stocks. The              the Portfolio is not "managed" in
market capitalization of the                 the traditional sense of using
companies that make up the S&P               market and economic analyses to
SmallCap Index may change from time          select stocks.
to time--as of February 28, 2000,
the S&P SmallCap stocks had market           The Portfolio may also hold cash or
capitalizations of between $33               cash equivalents, in which case its
million and $7.8 billion. They are           performance will differ from the
selected for market size, liquidity          Index's.
and industry group. The S&P
SmallCap Index has above-average
risk and may fluctuate more than
the S&P 500.
-----------------------------------

We attempt to minimize these differences by using stock index FUTURES CONTRACTS, OPTIONS on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell OPTIONS on equity securities and stock indexes; purchase and sell stock index FUTURES CONTRACTS and options on those futures contracts; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

For more information about these restrictions, see the SAI.

--------------------------------------------------------------------------------
A STOCK'S INCLUSION IN THE S&P SMALLCAP INDEX IN NO WAY IMPLIES S&P'S OPINION AS TO THE STOCK'S ATTRACTIVENESS AS AN INVESTMENT. THE PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATIONS REGARDING THE ADVISABILITY OF INVESTING IN THE PORTFOLIO. "STANDARD & POOR'S," "STANDARD & POOR'S SMALL CAPITALIZATION STOCK INDEX" AND "STANDARD & POOR'S SMALLCAP 600" ARE TRADEMARKS OF MCGRAW HILL.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve INVESTMENT RESULTS THAT GENERALLY CORRESPOND TO THE PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS. To achieve this goal, we attempt to duplicate the performance of the S&P 500 Index. While we make every effort to achieve this objective, we can't guarantee success.

-----------------------------------
S&P 500 INDEX                                Under normal conditions, we attempt
We attempt to duplicate the                  to invest in all 500 stocks
performance of the S&P 500 Index             represented in the S&P 500 Index in
500 Index), a market-weighted index          proportion to their weighting in
which represents more than 70% of            (the 500 Index. We will attempt to
the market value of all                      remain as fully invested in the S&P
publicly-traded common stocks.               500 stocks as possible in light of
-----------------------------------          cash flow into and out of the
                                             Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the 500 Index. We attempt to minimize differences in the performance of the Portfolio and the 500 Index by using stock index FUTURES CONTRACTS, options on stock indexes and OPTIONS on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell OPTIONS on stock indexes; purchase and sell stock index FUTURES CONTRACTS and options on those futures contracts.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

--------------------------------------------------------------------------------
A STOCK'S INCLUSION IN THE S&P 500 INDEX IN NO WAY IMPLIES S&P'S OPINION AS TO THE STOCK'S ATTRACTIVENESS AS AN INVESTMENT. THE PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATIONS REGARDING THE ADVISABILITY OF INVESTING IN THE PORTFOLIO. "STANDARD & POOR'S," "STANDARD & POOR'S 500" AND "500" ARE TRADEMARKS OF MCGRAW HILL.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20/20 FOCUS PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success.

-----------------------------------
VALUE & GROWTH APPROACHES                    To achieve this objective, the
Our strategy is to combine the               Portfolio will invest primarily in
efforts of two outstanding                   up to 40 equity securities of U.S.
portfolio managers, each with a              companies that are selected by the
different investment style, and to           Portfolio's two portfolio managers
invest in only the favorite stock            as having strong capital
picks of each manager. One manager           appreciation potential. Each
will invest using a value approach,          portfolio manager will manage his
which means he will attempt to               own portion of the Portfolio's
identify strong companies selling            assets, which will usually include
at a discount from their perceived           a maximum of 20 securities. Because
true value. The other manager will           the Portfolio will be investing in
use a growth approach, which means           40 or fewer securities, an
he seeks companies that exhibit              investment in this Portfolio may be
higher-than-average earnings                 riskier than an investment in a
growth.                                      more widely diversified fund. We
-----------------------------------          intend to be fully invested,
                                             holding less than 5% in cash, under
                                             normal market conditions.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRS) as foreign securities.

The Portfolio may also invest in REAL ESTATE INVESTMENT TRUSTS (REITs).

We may invest in high quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market; purchase and sell FUTURES CONTRACTS on stock indexes and foreign currencies and options on those contracts; and purchase or sell securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

--------------------------------------------------------------------------------
ZERO COUPON BOND PORTFOLIOS--2000 AND 2005
--------------------------------------------------------------------------------

The investment objective of these two Portfolios is THE HIGHEST PREDICTABLE COMPOUND INVESTMENT FOR A SPECIFIC PERIOD OF TIME, CONSISTENT WITH THE SAFETY OF INVESTED CAPITAL. We seek to achieve this objective by investing primarily in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities). The two Portfolios differ only in their liquidation dates which are November 15, 2000 for the Zero Coupon Bond Portfolio 2000 and November 15, 2005 for the Zero Coupon Bond Portfolio 2005. On the liquidation date of a Portfolio, all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed. Please refer to your variable contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we will try to achieve our objective, we can't guarantee success.

-----------------------------------
ACTIVE MANAGEMENT                            In pursuing their objective, each
Each Portfolio seeks a higher yield          Portfolio invests only in debt
than would be realized by just               securities that do not involve
holding the Portfolio's initial              substantial risk of loss of capital
investments. We actively manage the          through default and that can be
Portfolios to take advantage of              readily sold. Although these
trading opportunities that may               securities are not high-risk, their
arise from supply and demand                 value does vary because of changes
dynamics or perceived differences            in interest rates.
in the quality or liquidity of
securities.                                  In order to lessen the impact of
                                             interest rate changes, we will keep
Of course, by pursuing this                  the duration of each Portfolio
strategy, the Portfolios have the            within one year of the Portfolio's
risk that they will not realize the          liquidation date. (Duration is a
yield of their initial investments.          measure of a "length" of a bond, or
-----------------------------------          in this case, a portfolio of bonds.
                                             It is a mathematical calculation
                                             that takes into account the
                                             maturities of the bonds, coupon
                                             rates and prevailing interest
                                             rates.)

Generally, we try to invest at least 70% of each Portfolio's total assets in stripped securities that are obligations of the U.S. government and which mature within two years of the Portfolio's liquidation date. Up to 30% of the

Portfolio's total assets may be invested in either stripped securities of corporations or interest bearing corporate debt securities rated no lower than Baa by a major rating service (or, if unrated, of comparable quality in our judgment).

Under normal conditions, no more than 20% of a Portfolio's total assets may be invested in interest-bearing securities. However, as the liquidation date of a Portfolio draws near, we may invest more than 20% in interest bearing securities as a defensive measure.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

Under normal circumstances, each Portfolio may invest in money market instruments for cash management purposes. As a Portfolio's liquidation date nears, we may increase our investment in money market instruments. In addition, in response to adverse market conditions, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

                                      * * *

The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                      * * *


OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRS are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

CONVERTIBLE DEBT AND CONVERTIBLE PREFERRED STOCK--A convertible security is a security--for example, a bond or preferred stock--that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer--through their conversion mechanism--the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

DERIVATIVES--A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

DOLLAR ROLLS--Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar--but not necessarily the same--security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

FUTURES--A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

INTEREST RATE SWAPS--In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

JOINT REPURCHASE ACCOUNT--In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

LOAN PARTICIPATIONS--In loan participations, the Portfolio will have a contractual relationship with the lender but not with the borrower. This means the Portfolio will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, the Portfolio may be treated as a general creditor and will not benefit from any set-off between the lender and the borrower.

MORTGAGE-RELATED SECURITIES are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

OPTIONS--A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)--A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

REPURCHASE AGREEMENTS--In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

REVERSE REPURCHASE AGREEMENTS--In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

SHORT SALES--In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

SHORT SALES AGAINST-THE-BOX--A short sale against-the-box means the Portfolio owns securities identical to those sold short.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                      * * *

Except for the Money Market Portfolio, Zero Coupon Bond 2000 Portfolio and the Zero Coupon Bond 2005 Portfolios, each Portfolio also follows certain policies when it borrows money (a Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."



INVESTMENT RISKS

AS NOTED, ALL INVESTMENTS INVOLVE RISK, AND INVESTING IN THE PORTFOLIOS IS NO EXCEPTION. THIS CHART OUTLINES THE KEY RISKS AND
POTENTIAL REWARDS OF THE PRINCIPAL INVESTMENTS AND CERTAIN OTHER INVESTMENTS EACH PORTFOLIO MAY MAKE. SEE ALSO, "INVESTMENT
OBJECTIVES AND POLICIES OF THE PORTFOLIOS" IN THE SAI.
===================================================================================================================================
    INVESTMENT                           PORTFOLIO &
      TYPE                               % OF ASSETS                           RISKS                       POTENTIAL REWARDS
===================================================================================================================================
MONEY MARKET                ALL PORTFOLIOS                     o   Limits potential for             o   May preserve the Portfolio's
INSTRUMENTS                 (% VARIES)                             capital appreciation                 assets

                                                               o   See credit risk and market risk

------------------------------------------------------------------------------------------------------------------------------------

EQUITY AND                  EQUITY SECURITIES:                 o   Individual stocks could          o   Historically, stocks have
EQUITY-RELATED              ALL PORTFOLIOS EXCEPT GOVERNMENT       lose value                           outperformed other
SECURITIES                  INCOME, MONEY MARKET, ZERO COUPON                                           investments over the long
                            2000 & 2005                        o   The equity markets could go down,    term
                            (% VARIES)                             resulting in a decline in value
                                                                   of the Portfolio's investments   o   Generally, economic growth
                            EQUITY-RELATED SECURITIES:                                                  means higher corporate
                            CONSERVATIVE BALANCED, DIVERSIFIED o   Changes in economic or political     profits, which lead to an
                            BOND, DIVERSIFIED CONSERVATIVE         conditions, both domestic and        increase in stock prices,
                            GROWTH, EQUITY, EQUITY INCOME,         international, may result in a       known as capital
                            FLEXIBLE MANAGED, GLOBAL, HIGH         decline in value of the              appreciation
                            YIELD BOND, NATURAL RESOURCES,         Portfolio's investments
                            PRUDENTIAL JENNISON, SMALL
                            CAPITALIZATION STOCK, 20/20 FOCUS
                            (% VARIES)

------------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME                ALL PORTFOLIOS EXCEPT SMALL        o   The Portfolio's holdings, share  o   Regular interest income
OBLIGATIONS                 CAPITALIZATION STOCK, STOCK INDEX      price and total return may
                            (% VARIES)                             fluctuate in response to bond    o   High-quality debt
                                                                   market movements                     obligations are generally
                                                                                                        more secure than stocks
                                                               o   Credit risk--the risk that the       since companies must pay
                                                                   default of an issuer would           their debts before they pay
                                                                   leave the Portfolio with unpaid      dividends
                                                                   interest and/or principal. The
                                                                   lower a bond's quality, the      o   Most bonds will rise in
                                                                   higher its potential volatility      value when interest rates
                                                                                                        fall
                                                               o   Market risk--the risk that the
                                                                   market value of an investment    o   Bonds have generally
                                                                   may move up or down, sometimes       outperformed money market
                                                                   rapidly or unpredictably.            instruments over the long
                                                                   Market risk may affect an            term, with less risk than
                                                                   industry, a sector, or the           stocks
                                                                   market as a whole
                                                                                                    o   Investment grade bonds have
                                                               o   Interest rate risk--the risk         a lower risk of default than
                                                                   that the value of most bonds         junk bonds
                                                                   will fall when interest rates
                                                                   rise. The longer a bond's
                                                                   maturity and the lower its
                                                                   credit quality, the more its
                                                                   value typically falls. It can
                                                                   lead to price volatility
------------------------------------------------------------------------------------------------------------------------------------


===================================================================================================================================
    INVESTMENT                           PORTFOLIO &
      TYPE                               % OF ASSETS                           RISKS                       POTENTIAL REWARDS
===================================================================================================================================
HIGH-YIELD DEBT             CONSERVATIVE BALANCED, DIVERSIFIED o   Higher market risk               o   May offer higher interest
SECURITIES                  BOND, DIVERSIFIED CONSERVATIVE                                              income than higher quality
                            GROWTH, EQUITY, EQUITY INCOME,     o   Higher credit risk                   debt securities
(JUNK BONDS)                FLEXIBLE MANAGED, HIGH YIELD BOND,
                            NATURAL RESOURCES                  o   May be more illiquid (harder to
                                                                   value and sell), in which case
                            (% VARIES)                             valuation would depend more on
                                                                   the investment adviser's
                                                                   judgment than is generally the
                                                                   case with higher rated
                                                                   securities
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN                     CONSERVATIVE BALANCED, DIVERSIFIED o   Foreign markets, economies and   o   Investors can participate in
SECURITIES                  BOND, DIVERSIFIED CONSERVATIVE         political systems may not be as      foreign markets and
                            GROWTH, EQUITY, EQUITY INCOME,         stable as in the U.S.                companies operating in those
                            FLEXIBLE MANAGED, GLOBAL,                                                   markets
                            GOVERNMENT INCOME, HIGH YIELD BOND,o   Currency risk--changing values
                            MONEY MARKET, NATURAL RESOURCES,       of foreign currencies can cause  o   May profit from changing
                            PRUDENTIAL JENNISON, 20/20 FOCUS       losses                               values of foreign currencies

                            (% VARIES)                         o   May be less liquid than U.S.     o   Opportunities for
                                                                   stocks and bonds                     diversification
                            OPTIONS ON FOREIGN CURRENCIES:
                            CONSERVATIVE BALANCED, DIVERSIFIED o   Differences in foreign laws,
                            CONSERVATIVE GROWTH, EQUITY, EQUITY    accounting standards, public
                            INCOME, FLEXIBLE MANAGED, GLOBAL,      information, custody and
                            NATURAL RESOURCES, PRUDENTIAL          settlement practices provide
                            JENNISON, 20/20 FOCUS                  less reliable information on
                                                                   foreign investments and involve
                            (% VARIES)                             more risk

                            FUTURES ON FOREIGN CURRENCIES:
                            CONSERVATIVE BALANCED, DIVERSIFIED
                            CONSERVATIVE GROWTH, EQUITY, EQUITY
                            INCOME, FLEXIBLE MANAGED, GLOBAL,
                            PRUDENTIAL JENNISON, NATURAL
                            RESOURCES, 20/20 FOCUS

                            (% VARIES)
------------------------------------------------------------------------------------------------------------------------------------


===================================================================================================================================
    INVESTMENT                           PORTFOLIO &
      TYPE                               % OF ASSETS                           RISKS                       POTENTIAL REWARDS
===================================================================================================================================
DERIVATIVES                 OPTIONS ON EQUITY SECURITIES:      o   Derivatives, such as futures,    o   A Portfolio could make money
                            CONSERVATIVE BALANCED, DIVERSIFIED     options and foreign currency         and protect against losses
                            CONSERVATIVE GROWTH, EQUITY, EQUITY    forward contracts that are used      if the investment analysis
                            INCOME, FLEXIBLE MANAGED, GLOBAL,      for hedging purposes, may not        proves correct
                            NATURAL RESOURCES, PRUDENTIAL          fully offset the underlying
                            JENNISON, SMALL CAPITALIZATION         positions and this could result  o   Derivatives that involve
                            STOCK, STOCK INDEX, 20/20 FOCUS        in losses to the Portfolio that      leverage could generate
                                                                   would not have otherwise             substantial gains at low
                            (% VARIES)                             occurred                             cost

                            OPTIONS ON DEBT SECURITIES:        o   Derivatives used for risk        o   One way to manage a
                            CONSERVATIVE BALANCED, DIVERSIFIED     management may not have the          Portfolio's risk/return
                            BOND, DIVERSIFIED CONSERVATIVE         intended effects and may result      balance is to lock in the
                            GROWTH, FLEXIBLE MANAGED,              in losses or missed                  value of an investment ahead
                            GOVERNMENT INCOME, HIGH YIELD BOND     opportunities                        of time

                            (% VARIES)                         o   The other party to a
                                                                   derivatives contract could
                            OPTIONS ON STOCK INDEXES:              default
                            CONSERVATIVE BALANCED, DIVERSIFIED
                            CONSERVATIVE GROWTH, EQUITY, EQUITYo   Derivatives that involve
                            INCOME, FLEXIBLE MANAGED, GLOBAL,      leverage could magnify losses
                            NATURAL RESOURCES, PRUDENTIAL
                            JENNISON, SMALL CAPITALIZATION     o   Certain types of derivatives
                            STOCK, STOCK INDEX, 20/20 FOCUS        involve costs to the Portfolio
                                                                   that can reduce returns
                            (% VARIES)

                            FUTURES CONTRACTS ON STOCK INDEXES:
                            CONSERVATIVE BALANCED, DIVERSIFIED
                            CONSERVATIVE GROWTH, EQUITY, EQUITY
                            INCOME, FLEXIBLE MANAGED, GLOBAL,
                            NATURAL RESOURCES, PRUDENTIAL
                            JENNISON, SMALL CAPITALIZATION
                            STOCK, STOCK INDEX, 20/20 FOCUS

                            (% VARIES)

                            FUTURES ON DEBT SECURITIES AND
                            INTEREST RATE INDEXES:
                            CONSERVATIVE BALANCED, DIVERSIFIED
                            BOND, DIVERSIFIED CONSERVATIVE
                            GROWTH, FLEXIBLE MANAGED, GLOBAL,
                            GOVERNMENT INCOME, HIGH YIELD BOND

                            (% VARIES)

                            INTEREST RATE SWAPS:
                            CONSERVATIVE BALANCED, DIVERSIFIED
                            BOND, DIVERSIFIED CONSERVATIVE
                            GROWTH, FLEXIBLE MANAGED,
                            GOVERNMENT INCOME, HIGH YIELD BOND

                            (% VARIES)
------------------------------------------------------------------------------------------------------------------------------------


===================================================================================================================================
    INVESTMENT                           PORTFOLIO &
      TYPE                               % OF ASSETS                           RISKS                       POTENTIAL REWARDS
===================================================================================================================================
MORTGAGE-RELATED            DIVERSIFIED BOND, DIVERSIFIED      o   Prepayment risk--the risk that   o   Regular interest income
SECURITIES                  CONSERVATIVE GROWTH, GOVERNMENT        the underlying mortgage or
                            INCOME, MONEY MARKET, PRUDENTIAL       other debt may be prepaid        o   Pass-through instruments
                            JENNISON                               partially or completely,             provide greater
                                                                   generally during periods of          diversification ownership of
                            (% VARIES)                             falling interest rates, which        loans
                                                                   could adversely affect yield to
                                                                   maturity and could require the   o   Certain mortgage-backed
                                                                   yielding securities                  securities may benefit from
                                                                                                        security interest in real
                                                               o   Credit risk--the risk that the       estate collateral
                                                                   underlying mortgages will not
                                                                   be paid by debtors or by credit
                                                                   insurers or benefit from
                                                                   security interest in real
                                                                   guarantors of such instruments.
                                                                   Some mortgage securities are
                                                                   unsecured or secured by
                                                                   lower-rated issuers or
                                                                   guarantors and thus may involve
                                                                   greater risk

                                                               o   See market risk and interest
                                                                   rate risk
------------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS           DIVERSIFIED CONSERVATIVE GROWTH,   o   Typically subject to greater     o   Value rises faster when
                            ZERO COUPON PORTFOLIOS 2000 &          volatility and less                  interest rates fall
                            2005                                   liquidity in adverse markets
                                                                   than other debt securities
                            (% VARIES)
                                                               o   Credit risk

                                                               o   Market risk
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT      EQUITY INCOME, FLEXIBLE MANAGED,   o   Performance depends on the       o   Real estate holdings can
TRUSTS                      20/20 FOCUS                            strength of real estate              generate good returns from
                                                                   markets, REIT management and         rents, rising market values,
(REITS)                     (% VARIES)                             property management which can        etc.
                                                                   be affected by many factors,
                                                                   including national and regional  o   Greater diversification than
                                                                   economic conditions                  direct ownership
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES         ALL PORTFOLIOS EXCEPT MONEY        o   May be difficult to value        o   May offer a more attractive
                            MARKET (UP TO 15% OF NET ASSETS)       precisely                            yield or potential for
                                                                                                        growth than more widely
                            MONEY MARKET PORTFOLIO (10% OF     o   May be difficult to sell at the      traded securities
                            ITS NET ASSETS)                        time or price desired
------------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS         CONSERVATIVE BALANCED, DIVERSIFIED o   Credit risk                      o   May offer right to receive
                            BOND, DIVERSIFIED CONSERVATIVE                                              principal, interest and fees
                            GROWTH, FLEXIBLE MANAGED, HIGH     o   Market risk                          without as much risk as
                            YIELD BOND, MONEY MARKET                                                    lender
                                                               o   A Portfolio has no rights
                            (% VARIES)                             against the borrower in the
                                                                   event the borrower does not
                                                                   repay the loan
------------------------------------------------------------------------------------------------------------------------------------


===================================================================================================================================
    INVESTMENT                           PORTFOLIO &
      TYPE                               % OF ASSETS                           RISKS                       POTENTIAL REWARDS
===================================================================================================================================
WHEN-ISSUED AND DELAYED     WHEN-ISSUED AND DELAYED            o   Use of such instruments and      o   Use of instruments may
DELIVERY SECURITIES,        DELIVERY SECURITIES:                   strategies may magnify               magnify investment gains
REVERSE REPURCHASE          CONSERVATIVE BALANCED,                 underlying underlying
AGREEMENTS, DOLLAR          DIVERSIFIED CONSERVATIVE GROWTH,       investment losses
ROLLS AND SHORT SALES       DIVERSIFIED BOND, EQUITY, EQUITY
                            INCOME, FLEXIBLE MANAGED,          o   Investment costs may exceed
                            GLOBAL, GOVERNMENT INCOME, HIGH        potential underlying investment
                            YIELD BOND, MONEY MARKET,              gains
                            NATURAL RESOURCES, PRUDENTIAL
                            JENNISON, SMALL CAPITALIZATION
                            STOCK, 20/20 FOCUS

                            (% VARIES)

                            REVERSE REPURCHASE AGREEMENTS:
                            CONSERVATIVE BALANCED, DIVERSIFIED
                            BOND, DIVERSIFIED CONSERVATIVE
                            GROWTH, FLEXIBLE MANAGED,
                            GOVERNMENT INCOME, HIGH YIELD BOND,
                            MONEY MARKET AND THE MONEY MARKET
                            PORTION OF ANY PORTFOLIO

                            (% VARIES)

                            DOLLAR ROLLS:
                            CONSERVATIVE BALANCED, DIVERSIFIED
                            BOND, DIVERSIFIED CONSERVATIVE
                            GROWTH, FLEXIBLE MANAGED,
                            GOVERNMENT INCOME, HIGH YIELD BOND

                            (% VARIES)

                            SHORT SALES:
                            CONSERVATIVE BALANCED, DIVERSIFIED
                            BOND, DIVERSIFIED CONSERVATIVE
                            GROWTH, FLEXIBLE MANAGED,
                            GOVERNMENT INCOME, HIGH YIELD BOND,
                            20/20 FOCUS

                            (% VARIES)

                            SHORT SALES AGAINST THE BOX:
                            ALL PORTFOLIOS EXCEPT THE MONEY
                            MARKET AND ZERO COUPON BOND
                            PORTFOLIOS

                            (% VARIES)
------------------------------------------------------------------------------------------------------------------------------------

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

Prudential serves as the overall investment adviser for the Fund. Founded in 1875, it is responsible for the management of the Fund and provides investment advice and related services to each Portfolio. As of December 31, 1999, Prudential had total assets under management of approximately $364 billion. Prudential is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization". On February 10, 1998, the company's Board of Directors authorized management to take preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

The following chart lists the total investment advisory fees paid in 1999 as a percentage of the Portfolio's average net assets.

--------------------------------------------------------------------------------
                                                     TOTAL ADVISORY FEES AS % OF
  PORTFOLIO                                           AVERAGE NET ASSETS
--------------------------------------------------------------------------------
  Conservative Balanced                                        0.55
  Diversified Bond                                             0.40
  Diversified Conservative Growth                              0.75
  Equity                                                       0.45
  Equity Income                                                0.40
  Flexible Managed                                             0.60
  Global                                                       0.75
  Government Income                                            0.40
  High Yield Bond                                              0.55
  Money Market                                                 0.40
  Natural Resources                                            0.45
  Prudential Jennison                                          0.60
  Small Capitalization Stock                                   0.40
  Stock Index                                                  0.35
  20/20 Focus                                                  0.75
  Zero Coupon Bond 2000                                        0.40
  Zero Coupon Bond 2005                                        0.40
--------------------------------------------------------------------------------
INVESTMENT SUB-ADVISERS
--------------------------------------------------------------------------------

For each Portfolio, a sub-adviser provides day-to-day investment management. Prudential pays the sub-adviser out of the fee Prudential receives from the Fund.

Prudential Investment Corporation (PIC), a wholly owned subsidiary of Prudential, provides substantially all of the investment advisory services for the Portfolios, except the services provided by the sub-advisers listed below and has served as an investment adviser to investment companies since 1984. PIC's address is 751 Broad Street, Newark, New Jersey 07102.

Jennison Associates LLC (Jennison), a wholly owned subsidiary of Prudential, provides substantially all of the investment advisory services for the Prudential Jennison Portfolio and the growth equity portion of the assets for the 20/20 Focus Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. As of December 31, 1999, Jennison had over $59 billion in assets under management for institutional and mutual fund clients.

For the Diversified Conservative Growth Portfolio, Prudential serves as overall investment manager and is responsible for selecting sub-advisers to handle the day-to-day investment management and monitoring their performance. With Board approval, Prudential is permitted to change or add sub-advisers or enter into a new agreement with a current sub-adviser without shareholder approval. The Fund will notify shareholders of any new sub-adviser. Listed below are the current sub-advisers for the Diversified Conservative Growth Portfolio:

         JENNISON. (See above.)

         PRUDENTIAL INVESTMENT CORPORATION. (See above.)

         FRANKLIN ADVISERS, INC. (Franklin) is located at 777 Mariners Island Blvd., San Mateo, California 94404 and is a wholly owned subsidiary of Franklin Resources, Inc. As of December 31, 1999, Franklin and its affiliates managed over $235 billion in assets. THE DREYFUS CORPORATION (Dreyfus) is located at 200 Park Avenue, New York, New York, 10166 and is a subsidiary of Mellon Bank corporation. As of December 31, 1999, Dreyfus managed over $129 billion in assets. PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO) is located at 840 Newport Center Drive, Newport Beach, California 92660 and is a subsidiary of PIMCO Advisors L.P. As of December 31, 1999, PIMCO managed over $186 million in assets.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Prudential Investments' Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, Money Market, Zero Coupon Bond 2000 and Zero Coupon Bond 2005 Portfolios, manages more than $127 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.

     Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to his appointment in 1999, he was Senior Managing Director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

CONSERVATIVE BALANCED PORTFOLIO AND FLEXIBLE MANAGED PORTFOLIO

These Portfolios are managed by a team of portfolio managers. Mark Stumpp, Ph.D., Senior Managing Director of Prudential Investments, a division of Prudential, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

Warren Spitz, Managing Director of Prudential Investments, has been a portfolio manager of the Portfolios since 1995 and manages a portion of each Portfolio's equity holdings.

The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolios. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

CORPORATE

     ASSETS UNDER MANAGEMENT (as of December 31, 1999): $47.3 billion.

     TEAM LEADER: Steven Kellner. GENERAL INVESTMENT EXPERIENCE: 13 years.

     PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years, which includes team members with mutual fund experience.

     SECTOR: U.S. investment-grade corporate securities.

     INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

John Moschberger, CFA, Vice President of Prudential Investments, manages the portions of each Portfolio designed to duplicate the performance of the S&P 500. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

GOVERNMENT INCOME PORTFOLIO AND ZERO COUPON BOND PORTFOLIOS 2000 & 2005

The U.S. Liquidity Team, headed by Michael Lillard, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends.

Other sector teams may contribute to securities selection when appropriate.

U.S. LIQUIDITY

          ASSETS UNDER MANAGEMENT (as of December 31, 1999): $22.6 billion.

          TEAM LEADER: Michael Lillard. GENERAL INVESTMENT EXPERIENCE: 12 years.

          PORTFOLIO MANAGERS: 10. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years, which includes team members with significant mutual fund experience.

          SECTOR: U.S. Treasuries, agencies and mortgages.

          INVESTMENT STRATEGY: Focus is on high quality, liquidity and controlled risk.

DIVERSIFIED BOND PORTFOLIO

The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. The Corporate Team is described above in the description of the Conservative Balanced and Flexible Managed Portfolios.

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

The equity portion of the Portfolio advised by Jennison is managed by Spiros "Sig" Segalas, Michael A. Del Balso, and Kathleen A. McCarragher. Mr. Segalas is a founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Segalas is one of the co-managers of the Prudential Jennison Portfolio and the 20/20 Focus Portfolio.

Mr. Del Balso, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts.

Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20 year investment career, including positions with Weiss, Peck & Greer and State Street Research and Management Company, where she was a member of the Investment Committee. Ms. McCarragher is also one of the co-managers of the Prudential Jennison Portfolio.

Thomas R. Jackson manages the equity portion of the Portfolio assigned to PIC. Mr. Jackson, a Managing Director of PIC, joined PIC in 1990 and has over 30 years of professional equity investment management experience. He was formerly co-chief investment officer of Red Oak Advisers and Century Capital Associates, each a private money management firm, where he managed pension and other accounts for institutions and individuals. Mr. Jackson was also with The Dreyfus Corporation where he managed and served as president of the Dreyfus Fund. He is a member of the New York Society of Security Analysts.

The High Yield Team, headed by Casey Walsh, is primarily responsible for overseeing the day-to-day management of the Prudential fixed income portion of the Portfolio. For further information about the High Yield Team, see the description under "High Yield Bond Portfolio" below.

Edward B. Jamieson, Michael McCarthy and Aidan O'Connell manage the portion of the Portfolio assigned to Franklin. Mr. Jamieson is an Executive Vice President of Franklin and Managing Director of Franklin's equity and high yield groups. He has been with Franklin since 1987. Mr. McCarthy joined Franklin in 1992 and is a vice president and portfolio manager specializing in research analysis of several technology groups. Mr. O'Connell joined Franklin in 1998 and is a research analyst specializing in research analysis of the semiconductor and semiconductor capital equipment industries. Prior to joining Franklin, Mr. O'Connell was a research associate and corporate finance associate with Hambrecht & Quist.

William R. Rydell, CFA and Mark W. Sikorski, CFA, manage the portion of the Portfolio assigned to Dreyfus. Mr. Rydell is a portfolio manager of Dreyfus and is the President and Chief Executive Officer of Mellon Equity Associates LLP. Mr. Rydell has been in the Mellon organization since 1973. Mr. Sikorski is a portfolio manager of Dreyfus and a Vice President of Mellon Equity Associates LLP. Mr. Sikorski has been in the Mellon organization since 1996. Prior to joining Mellon, he managed various corporation treasury projects for Northeast Utilities, including bond refinancing and investment evaluations.

John Hague manages the portion of the Portfolio assigned to PIMCO. Mr. Hague is a Managing Director of PIMCO and has managed fixed income assets for PIMCO and its predecessor since 1989.

EQUITY PORTFOLIO

Thomas Jackson, Managing Director of Prudential Investments, has managed this Portfolio since 1990. (See description under "Diversified Conservative Growth Portfolio," above.)

EQUITY INCOME PORTFOLIO

Warren Spitz, Managing Director of Prudential Investments, has managed this Portfolio since 1988. (See description under "Conservative Balanced Portfolio and Flexible Managed Portfolio," above.)

GLOBAL PORTFOLIO

Daniel Duane, CFA, Managing Director of Prudential Investments, Ingrid Holm, CFA, Vice President of Prudential Investment and Michelle Picker, CFA, Vice President of Prudential Investments, have been co-managers of this Portfolio since 1997. Mr. Duane has managed the Portfolio since 1990. Ms. Holm has assisted in the management of Prudential mutual funds since 1994 and has managed a portion of Prudential's general account. Prior to 1994, Ms. Holm headed the high yield research group for Prudential's general account. Ms. Picker has been an analyst in Prudential global equity investments groups since 1992 and has managed a portion of Prudential's general account.

HIGH YIELD BOND PORTFOLIO

The High Yield Team, headed by Casey Walsh, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

HIGH YIELD

     ASSETS UNDER MANAGEMENT (as of December 31, 1999): $9.4 billion.

     TEAM LEADER: Casey Walsh. GENERAL INVESTMENT EXPERIENCE: 17 years.

     PORTFOLIO MANAGERS: 7. AVERAGE GENERAL INVESTMENT EXPERIENCE: 19 years, which includes team members with significant mutual fund experience.

     SECTOR: Below-investment-grade corporate securities.

     INVESTMENT STRATEGY: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach.

MONEY MARKET PORTFOLIO

The Money Market Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

MONEY MARKET

          ASSETS UNDER MANAGEMENT (as of December 31, 1999): $3.6 billion.

          TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years.

          PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience. SECTOR: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

          INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.

NATURAL RESOURCES PORTFOLIO

Leigh Goehring, Vice President of Prudential Investments, has managed this Portfolio since 1992. Prior to that time, Mr. Goehring was portfolio manager for The Prudential-Bache Option Growth Fund.

PRUDENTIAL JENNISON PORTFOLIO

This Portfolio is managed by Messrs. Segalas and Del Balso and Ms. McCarragher of Jennison since 1999. (See description under "Diversified Conservative Growth Portfolio," above.)

SMALL CAPITALIZATION STOCK PORTFOLIO

Wai Chiang, Vice President of Prudential Investments, has managed this Portfolio since its inception in 1995. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986.

STOCK INDEX PORTFOLIO

John Moschberger, CFA, Vice President of Prudential Investments, has managed this Portfolio since 1990. (See description under "Conservative Balanced Portfolio and Flexible Managed Portfolio," above.)

20/20 FOCUS PORTFOLIO

Thomas R. Jackson, Managing Director of Prudential Investments, manages approximately 50% of the Portfolio's assets. (See description under "Diversified Conservative Growth Portfolio," above.)

Spiros Segalas, Director, President and Chief Investment Officer of Jennison, manages approximately 50% of the Portfolio's assets. (See description under "Diversified Conservative Growth Portfolio," above.)

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

NET ASSET VALUE

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio (except the Money Market Portfolio) is determined once a day -- at 4:15 p.m. New York time -- on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Portfolios' NAVs will be calculated some time between the closing time and 4:15 p.m. on that day. The NAV for the Money Market Portfolio is determined as of 12:00 p.m. on each day the New York Stock Exchange is open for business.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All SHORT-TERM DEBT SECURITIES held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

SHORT-TERM DEBT SECURITIES with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

CONVERTIBLE DEBT SECURITIES that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by Prudential or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

OTHER DEBT SECURITIES -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

FORWARD CURRENCY EXCHANGE CONTRACTS are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

OVER-THE-COUNTER (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value by Prudential under the direction of the Fund's Board of Directors.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

FEDERAL INCOME TAXES

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

EUROPEAN MONETARY UNION

On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state. The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

MONITORING FOR POSSIBLE CONFLICTS

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                         CONSERVATIVE BALANCED
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  15.08   $  14.97   $  15.52   $  15.31   $  14.10
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.62       0.66       0.76       0.66       0.63
Net realized and unrealized gains on
  investments..........................      0.37       1.05       1.26       1.24       1.78
                                         --------   --------   --------   --------   --------
    Total from investment operations...      0.99       1.71       2.02       1.90       2.41
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.62)     (0.66)     (0.76)     (0.66)     (0.64)
Distributions from net realized
  gains................................     (0.06)     (0.94)     (1.81)     (1.03)     (0.56)
Distributions in excess from net
  realized gains.......................     (0.03)        --         --         --         --
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.71)     (1.60)     (2.57)     (1.69)     (1.20)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  15.36   $  15.08   $  14.97   $  15.52   $  15.31
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............      6.69%     11.74%     13.45%     12.63%     17.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,387.1   $4,796.0   $4,744.2   $4,478.8   $3,940.8
Ratios to average net assets:
  Expenses.............................      0.57%      0.57%      0.56%      0.59%      0.58%
  Net investment income................      4.02%      4.19%      4.48%      4.13%      4.19%
Portfolio turnover rate................       109%       167%       295%       295%       201%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                           DIVERSIFIED BOND
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  11.06   $  11.02   $  11.07   $  11.31   $  10.04
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.67       0.69       0.80       0.76       0.76
Net realized and unrealized gains
  (losses) on investments..............     (0.75)      0.08       0.11      (0.27)      1.29
                                         --------   --------   --------   --------   --------
    Total from investment operations...     (0.08)      0.77       0.91       0.49       2.05
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.69)     (0.83)     (0.73)     (0.75)
Distributions from net realized
  gains................................     (0.03)     (0.04)     (0.13)        --      (0.03)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.03)     (0.73)     (0.96)     (0.73)     (0.78)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  10.95   $  11.06   $  11.02   $  11.07   $  11.31
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     (0.74)%     7.15%      8.57%      4.40%     20.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,253.8   $1,122.6     $816.7     $720.2     $655.8
Ratios to average net assets:
  Expenses.............................      0.43%      0.42%      0.43%      0.45%      0.44%
  Net investment income................      6.25%      6.40%      7.18%      6.89%      7.00%
Portfolio turnover rate................       171%       199%       224%       210%       199%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the PERIOD ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request.

                                            DIVERSIFIED
                                           CONSERVATIVE
                                              GROWTH
                                         -----------------
                                          MAY 3, 1999(a)
                                              THROUGH
                                         DECEMBER 31, 1999
                                         -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...       $ 10.00
                                              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................          0.22
Net realized and unrealized gains
  (losses) on investments..............          0.39
                                              -------
    Total from investment operations...          0.61
                                              -------
LESS DISTRIBUTIONS:
Dividends from net investment income...         (0.22)
Dividends in excess of net investment
  income...............................         (0.02)
                                              -------
    Total distributions................         (0.24)
                                              -------
Net Asset Value, end of period.........       $ 10.37
                                              =======
TOTAL INVESTMENT RETURN:(b)............          6.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................        $115.8
Ratios to average net assets:
  Expenses.............................          1.05%(c)
  Net investment income................          3.74%(c)
Portfolio turnover rate................           107%

(a) Commencement of investment operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I and Class II for the periods indicated.

The information for the FOUR YEARS AND PERIOD ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                            EQUITY CLASS I                       EQUITY CLASS II
                                         -----------------------------------------------------  -----------------
                                                              YEAR ENDED
                                                             DECEMBER 31,                        MAY 3, 1999(d)
                                         -----------------------------------------------------       THROUGH
                                           1999       1998       1997       1996      1995(A)   DECEMBER 31, 1999
                                         ---------  ---------  ---------  ---------  ---------  -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  29.64   $  31.07   $  26.96   $  25.64   $  20.66        $ 32.79
                                         --------   --------   --------   --------   --------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.54       0.60       0.69       0.71       0.55           0.28
Net realized and unrealized gains on
  investments..........................      3.02       2.21       5.88       3.88       5.89          (0.60)
                                         --------   --------   --------   --------   --------        -------
    Total from investment operations...      3.56       2.81       6.57       4.59       6.44          (0.32)
                                         --------   --------   --------   --------   --------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.53)     (0.60)     (0.70)     (0.67)     (0.52)         (0.34)
Distributions from net realized
  gains................................     (3.77)     (3.64)     (1.76)     (2.60)     (0.94)         (3.21)
                                         --------   --------   --------   --------   --------        -------
    Total distributions................     (4.30)     (4.24)     (2.46)     (3.27)     (1.46)         (3.55)
                                         --------   --------   --------   --------   --------        -------
Net Asset Value, end of period.........  $  28.90   $  29.64   $  31.07   $  26.96   $  25.64        $ 28.92
                                         ========   ========   ========   ========   ========        =======
TOTAL INVESTMENT RETURN:(b)............     12.49%      9.34%     24.66%     18.52%     31.29%         (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................  $6,235.0   $6,247.0   $6,024.0   $4,814.0   $3,813.8           $0.3
Ratios to average net assets:
  Expenses.............................      0.47%      0.47%      0.46%      0.50%      0.48%          0.87%(c)
  Net investment income................      1.72%      1.81%      2.27%      2.54%      2.28%          1.33%(c)
Portfolio turnover rate................         9%        25%        13%        20%        18%             9%

(a) Calculations are based on average month-end shares outstanding

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of offering of Class II shares.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                        EQUITY INCOME PORTFOLIO
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  20.03   $  22.39   $  18.51   $  16.27   $  14.48
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.51       0.56       0.61       0.58       0.64
Net realized and unrealized gains
  (losses) on investments..............      1.89      (1.03)      6.06       2.88       2.50
Dividends and distributions............
                                         --------   --------   --------   --------   --------
    Total from investment operations...      2.40      (0.47)      6.67       3.46       3.14
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.50)     (0.59)     (0.57)     (0.71)     (0.62)
Distributions from net realized
  gains................................     (2.41)     (1.30)     (2.22)     (0.51)     (0.73)
                                         --------   --------   --------   --------   --------
    Total distributions................     (2.91)     (1.89)     (2.79)     (1.22)     (1.35)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  19.52   $  20.03   $  22.39   $  18.51   $  16.27
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     12.52%     (2.38)%    36.61%     21.74%     21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $2,024.0   $2,142.3   $2,029.8   $1,363.5   $1,110.0
Ratios to average net assets:
  Expenses.............................      0.42%      0.42%      0.41%      0.45%      0.43%
  Net investment income................      2.34%      2.54%      2.90%      3.36%      4.00%
Portfolio turnover rate................        16%        20%        38%        21%        64%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                      FLEXIBLE MANAGED PORTFOLIO
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  16.56   $  17.28   $  17.79   $  17.86   $  15.50
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.58       0.58       0.59       0.57       0.56
Net realized and unrealized gains on
  investments..........................      0.69       1.14       2.52       1.79       3.15
                                         --------   --------   --------   --------   --------
    Total from investment operations...      1.27       1.72       3.11       2.36       3.17
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.59)     (0.58)     (0.58)     (0.56)
Distributions from net realized
  gains................................     (0.19)     (1.85)     (3.04)     (1.85)     (0.79)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.19)     (2.44)     (3.62)     (2.43)     (1.35)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  17.64   $  16.56   $  17.28   $  17.79   $  17.86
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............      7.78%     10.24%     17.96%     13.64%     24.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $5,125.3   $5,410.0   $5,490.1   $4,896.9   $4,261.2
Ratios to average net assets:
  Expenses.............................      0.62       0.61%      0.62%      0.64%      0.63%
  Net investment income................      3.20       3.21%      3.02%      3.07%      3.30%
Portfolio turnover rate................        76%       138%       227%       233%       173%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                                GLOBAL
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  21.16   $  17.92   $  17.85   $  15.53   $  13.88
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.06       0.07       0.09       0.11       0.06
Net realized and unrealized gains
  (losses) on investments..............     10.04       4.38       1.11       2.94       2.14
                                         --------   --------   --------   --------   --------
    Total from investment operations...     10.10       4.45       1.20       3.05       2.20
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.16)     (0.13)     (0.11)     (0.24)
Dividends in excess of net investment
  income...............................     (0.10)     (0.12)     (0.10)        --         --
Distributions from net realized
  gains................................     (0.18)     (0.93)     (0.90)     (0.62)     (0.31)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.28)     (1.21)     (1.13)     (0.73)     (0.55)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  30.98   $  21.16   $  17.92   $  17.85   $  15.53
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)                 48.27%     25.08%      6.98%     19.97%     15.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,298.3     $844.5     $638.4     $580.6     $400.1
Ratios to average net assets:
  Expenses.............................      0.84%      0.86%      0.85%      0.92%      1.06%
  Net investment income................      0.21%      0.29%      0.47%      0.64%      0.44%
Portfolio turnover rate................        76%        73%        70%        41%        59%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                        GOVERNMENT INCOME
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                           1999      1998      1997      1996    1995(A)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $ 11.87   $ 11.52   $ 11.22   $ 11.72   $ 10.46
                                         -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................     0.76      0.67      0.75      0.75      0.74
Net realized and unrealized gains
  (losses) on investments..............    (1.08)     0.36      0.30     (0.51)     1.28
                                         -------   -------   -------   -------   -------
    Total from investment operations...    (0.32)     1.03      1.05      0.24      2.02
                                         -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income...       --     (0.68)    (0.75)    (0.74)    (0.76)
Dividends in excess of net investment
  income...............................       --        --(c)      --       --        --
                                         -------   -------   -------   -------   -------
    Total distributions................       --     (0.68)    (0.75)    (0.74)    (0.76)
                                         -------   -------   -------   -------   -------
Net Asset Value, end of year...........  $ 11.55   $ 11.87   $ 11.52   $ 11.22   $ 11.72
                                         =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN:(b)............    (2.70)%    9.09%     9.67%     2.22%    19.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $335.5    $443.2    $429.6    $482.0    $501.8
Ratios to average net assets:
  Expenses.............................     0.44%     0.43%     0.44%     0.46%     0.45%
  Net investment income................     5.72%     5.71%     6.40%     6.38%     6.55%
Portfolio turnover rate................      106%      109%       88%       95%      195%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(c) Less than $.005 per share.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                            HIGH YIELD BOND
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   7.21   $   8.14   $   7.87   $   7.80   $   7.37
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.79       0.77       0.78       0.80       0.81
Net realized and unrealized gains
  (losses) on investments..............     (0.46)     (0.94)      0.26       0.06       0.46
Dividends and distributions............
                                         --------   --------   --------   --------   --------
    Total from investment operations...      0.33      (0.17)      1.04       0.86       1.27
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.02)     (0.76)     (0.77)     (0.78)     (0.84)
Dividends in excess of net investment
  income...............................        --         --         --      (0.01)        --
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.02)     (0.76)     (0.77)     (0.79)     (0.84)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $   7.52   $   7.21   $   8.14   $   7.87   $   7.80
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............      4.61%     (2.36)%    13.78%     11.39%     17.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $802.2     $789.3     $568.7     $432.9     $367.9
Ratios to average net assets:
  Expenses.............................      0.60%      0.58%      0.57%      0.63%      0.61%
  Net investment income................     10.48%     10.31%      9.78%      9.89%     10.34%
Portfolio turnover rate................        58%        63%       106%        88%       139%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                             MONEY MARKET
                                         ----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         ----------------------------------------------------
                                           1999       1998       1997       1996     1995(A)
                                         ---------  ---------  ---------  ---------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  10.00   $  10.00   $  10.00   $  10.00   $ 10.00
                                         --------   --------   --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains.....................      0.49       0.52       0.54       0.51      0.56
Dividends and distributions............     (0.49)     (0.52)     (0.54)     (0.51)    (0.56)
                                         --------   --------   --------   --------   -------
Net Asset Value, end of year...........  $  10.00   $  10.00   $  10.00   $  10.00   $ 10.00
                                         ========   ========   ========   ========   =======
TOTAL INVESTMENT RETURN:(b)............      4.97%      5.39%      5.41%      5.22%     5.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,335.5     $920.2     $657.5     $668.8    $613.3
Ratios to average net assets:
  Expenses.............................      0.42%      0.41%      0.43%      0.44%     0.44%
  Net investment income................      4.90%      5.20%      5.28%      5.10%     5.64%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                     NATURAL RESOURCES
                                  -------------------------------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,
                                  -------------------------------------------------------
                                    1999        1998        1997        1996      1995(A)
                                  --------    --------    --------    --------    -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  year........................    $  11.98    $  15.24    $  19.77    $  17.27    $ 14.44
                                  --------    --------    --------    --------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........        0.10        0.09        0.12        0.15       0.21
Net realized and unrealized
  gains (losses) on
  investments.................        5.40       (2.48)      (2.43)       5.11       3.66
                                  --------    --------    --------    --------    -------
    Total from investment
      operations..............        5.50       (2.39)      (2.31)       5.26       3.87
                                  --------    --------    --------    --------    -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income......................       (0.10)      (0.11)      (0.10)      (0.14)     (0.21)
Distributions from net
  realized gains..............          --       (0.75)      (2.12)      (2.62)     (0.83)
Tax return of capital
  distributions...............          --       (0.01)         --          --         --
                                  --------    --------    --------    --------    -------
    Total distributions.......       (0.10)      (0.87)      (2.22)      (2.76)     (1.04)
                                  --------    --------    --------    --------    -------
Net Asset Value, end of
  year........................    $  17.38    $  11.98    $  15.24    $  19.77    $ 17.27
                                  ========    ========    ========    ========    =======
TOTAL INVESTMENT RETURN:(b)...       45.99%     (17.10)%    (11.59)%     30.88%     26.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)...................      $289.5      $236.9      $358.0      $438.4     $293.2
Ratios to average net assets:
  Expenses....................        0.57%       0.61%       0.54%       0.52%      0.50%
  Net investment income.......        0.70%       0.63%       0.60%       0.75%      1.25%
Portfolio turnover rate.......          26%         12%         32%         36%        46%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                              PRUDENTIAL JENNISON
                                         --------------------------------------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,                APRIL 25, 1995(d)(a)
                                         ----------------------------------------           TO
                                           1999       1998       1997      1996     DECEMBER 31, 1995
                                         ---------  ---------  --------  --------  --------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  23.91   $  17.73   $ 14.32   $ 12.55          $ 10.00
                                         --------   --------   -------   -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.05       0.04      0.04      0.02             0.02
Net realized and unrealized gains on
  investments..........................      9.88       6.56      4.48      1.78             2.54
                                         --------   --------   -------   -------          -------
    Total from investment operations...      9.93       6.60      4.52      1.80             2.56
                                         --------   --------   -------   -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.05)     (0.04)    (0.04)    (0.03)           (0.01)
Distributions from net realized
  gains................................     (1.40)     (0.38)    (1.07)       --               --
                                         --------   --------   -------   -------          -------
    Total distributions................     (1.45)     (0.42)    (1.11)    (0.03)           (0.01)
                                         --------   --------   -------   -------          -------
Net Asset Value, end of period.........  $  32.39   $  23.91   $ 17.73   $ 14.32          $ 12.55
                                         ========   ========   =======   =======          =======
TOTAL INVESTMENT RETURN:(b)............     41.76%     37.46%    31.71%    14.41%           24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................  $2,770.7   $1,198.7    $495.9    $226.5            $63.1
Ratios to average net assets:
  Expenses.............................      0.63%      0.63%     0.64%     0.66%            0.79%(c)
  Net investment income................      0.17%      0.20%     0.25%     0.20%            0.15%(c)
Portfolio turnover rate................        58%        54%       60%       46%              37%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of investment operations.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                          SMALL CAPITALIZATION STOCK
                                         ------------------------------------------------------------
                                                       YEAR ENDED
                                                      DECEMBER 31,                APRIL 25, 1995(d)
                                         --------------------------------------           TO
                                           1999      1998      1997      1996    DECEMBER 31, 1995(A)
                                         --------  --------  --------  --------  --------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $ 14.71   $ 15.93   $ 13.79   $ 11.83         $ 10.00
                                         -------   -------   -------   -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................     0.10      0.09      0.10      0.09            0.08
Net realized and unrealized gains
  (losses) on investments..............     1.71     (0.25)     3.32      2.23            1.91
                                         -------   -------   -------   -------         -------
    Total from investment operations...     1.81     (0.16)     3.42      2.32            1.99
                                         -------   -------   -------   -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income...       --     (0.09)    (0.10)    (0.09)          (0.04)
Distributions from net realized
  gains................................    (0.27)    (0.97)    (1.18)    (0.27)          (0.12)
                                         -------   -------   -------   -------         -------
    Total distributions................    (0.27)    (1.06)    (1.28)    (0.36)          (0.16)
                                         -------   -------   -------   -------         -------
Net Asset Value, end of period.........    16.25   $ 14.71   $ 15.93   $ 13.79         $ 11.83
                                         =======   =======   =======   =======         =======
TOTAL INVESTMENT RETURN:(b)............    12.68%    (0.76)%   25.17%    19.77%          19.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................   $437.5    $360.4    $290.3    $147.9           $47.5
Ratios to average net assets:
  Expenses.............................     0.45%     0.47%     0.50%     0.56%           0.60%(c)
  Net investment income................     0.70%     0.57%     0.69%     0.87%           0.68%(c)
Portfolio turnover rate................       31%       26%       31%       13%             32%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of investment operations.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                              STOCK INDEX
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  37.74   $  30.22   $  23.74   $  19.96   $  14.96
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.44       0.42       0.43       0.40       0.40
Net realized and unrealized gains
  (losses) on investments..............      7.23       8.11       7.34       4.06       5.13
                                         --------   --------   --------   --------   --------
    Total from investment operations...      7.67       8.53       7.77       4.46       5.53
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.43)     (0.42)     (0.42)     (0.40)     (0.38)
Distributions from net realized
  gains................................     (0.53)     (0.59)     (0.87)     (0.28)     (0.15)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.96)     (1.01)     (1.29)     (0.68)     (0.53)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  44.45   $  37.74   $  30.22   $  23.74   $  19.96
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     20.54%     28.42%     32.83%     22.57%     37.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,655.0   $3,548.1   $2,448.2   $1,581.4   $1,031.3
Ratios to average net assets:
  Expenses.............................      0.39%      0.37%      0.37%      0.40%      0.38%
  Net investment income................      1.09%      1.25%      1.55%      1.95%      2.27%
Portfolio turnover rate................         2%         3%         5%         1%         1%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the PERIOD ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request.

                                            20/20 FOCUS
                                         -----------------
                                         MAY 3, 1999(C) TO
                                         DECEMBER 31, 1999
                                         -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...       $ 10.00
                                              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................          0.02
Net realized and unrealized gains on
  investments..........................          1.88
                                              -------
    Total from investment operations...          1.90
                                              -------
LESS DISTRIBUTIONS:
Dividends from net investment income...         (0.02)
Dividends in excess of net investment
  income...............................            --(d)
Distributions from net realized
  gains................................            --(d)
                                              -------
    Total distributions................         (0.02)
                                              -------
Net Asset Value, end of period.........       $ 11.88
                                              =======
TOTAL INVESTMENT RETURN:(a)............         18.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................         $65.0
Ratios to average net assets:
  Expenses.............................          1.09(b)
  Net investment income................          0.33(b)
Portfolio turnover rate................            64%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Commencement of investment operations.

(d) Less than $0.005 per share.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                      ZERO COUPON BOND 2000
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                           1999      1998      1997      1996    1995(A)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $ 12.74   $ 12.61   $ 12.92   $ 13.27   $ 11.86
                                         -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................     0.70      0.63      0.67      0.55      0.59
Net realized and unrealized gains
  (losses) on investments..............    (0.43)     0.31      0.22     (0.36)     1.95
                                         -------   -------   -------   -------   -------
    Total from investment operations...     0.27      0.94      0.89      0.19      2.54
                                         -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income...       --     (0.64)    (0.67)    (0.54)    (0.60)
Distributions from net realized
  gains................................    (0.02)    (0.17)    (0.53)       --     (0.53)
                                         -------   -------   -------   -------   -------
    Total distributions................    (0.02)    (0.81)    (1.20)    (0.54)    (1.13)
                                         -------   -------   -------   -------   -------
Net Asset Value, end of year...........  $ 12.99   $ 12.74   $ 12.61   $ 12.92   $ 13.27
                                         =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN:(b)............     2.18%     7.57%     7.17%     1.53%    21.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $41.2     $40.2     $41.3     $44.7     $25.3
Ratios to average net assets:
  Expenses.............................     0.58%     0.62%     0.66%     0.52%     0.48%
  Net investment income................     5.56%     4.85%     4.78%     4.88%     4.53%
Portfolio turnover rate................        4%       16%       32%       13%       71%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(c) Less than $.005 per share.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                        ZERO COUPON BOND 2005
                                         ----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         ----------------------------------------------------
                                           1999       1998       1997       1996     1995(A)
                                         ---------  ---------  ---------  ---------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  13.44   $  12.60   $  12.25   $  13.19   $  10.74
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.67       0.66       0.68       0.66       0.66
Net realized and unrealized gains
  (losses) on investments..............     (1.43)      0.87       0.66      (0.82)      2.73
                                         --------   --------   --------   --------   --------
    Total from investment operations...     (0.76)      1.53       1.34      (0.16)      3.39
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.67)     (0.71)     (0.64)     (0.65)
Distributions from net realized
  gains................................        --      (0.02)     (0.28)     (0.14)     (0.29)
                                         --------   --------   --------   --------   --------
    Total distributions................        --      (0.69)     (0.99)     (0.78)     (0.94)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  12.68   $  13.44   $  12.60   $  12.25   $  13.19
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     (5.66)%    12.35%     11.18%     (1.01)%    31.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................     $45.4      $45.5      $30.8      $25.8      $23.6
Ratios to average net assets:
  Expenses.............................      0.59%      0.61%      0.74%      0.53%      0.49%
  Net investment income................      5.31%      5.35%      5.71%      5.42%      5.32%
Portfolio turnover rate................        15%        --         35%        10%        69%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      (This page intentionally left blank.)

FOR MORE INFORMATION

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

ANNUAL REPORT

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

SEMI-ANNUAL REPORT

To obtain these documents or to ask any questions about the Fund:

     Call toll-free (800) 778-2255

     Write to The Prudential Series Fund, Inc., 751 BROAD STREET, NEWARK, NJ 07102-3777

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
--------

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

By Electronic Request:
----------------------

publicinfo@sec.gov

(The SEC charges a fee to copy documents.)

In Person:
----------

Public Reference Room
in Washington, DC
(For hours of operation, call 1-202-942-8090)

Via the Internet:
-----------------

on the EDGAR Database at
http://www.sec.gov

SEC File No. 811-03623

STATEMENT OF ADDITIONAL INFORMATION

APRIL 30, 2000

THE PRUDENTIAL
SERIES FUND, INC.

The Prudential Series Fund, Inc. (the Fund) is a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its seventeen separate Portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios).

The Fund offers two classes of shares of each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America (Prudential) as investment options under variable life insurance and variable annuity contracts. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of contracts (collectively with the Prudential contracts, the Contracts). These separate accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

NOT EVERY PORTFOLIO IS AVAILABLE UNDER EACH CONTRACT. THE PROSPECTUS FOR EACH CONTRACT LISTS THE PORTFOLIOS CURRENTLY AVAILABLE UNDER THAT PARTICULAR CONTRACT.

In order to sell shares to both Prudential and non-Prudential insurance companies, the Fund has obtained an exemptive order (the Order) from the SEC. The Fund and its Portfolios are managed in compliance with the terms and conditions of that Order. This statement of additional information is not a prospectus and should be read in conjunction with the Fund's prospectus dated April 30, 2000, which is available without charge upon written request to The Prudential Series Fund, Inc., 751 Broad Street, Newark, New Jersey 07102-3777 or by telephoning (800) 778-2255.



                        THE PRUDENTIAL SERIES FUND, INC.
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 778-2255


PSF-2 Ed 5-00   Catalog No. 646674P

                                    CONTENTS

                                                                           PAGE

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS ....................   1
    GENERAL .............................................................   1
    CONVERTIBLE SECURITIES ..............................................   1
    WARRANTS ............................................................   1
    FOREIGN SECURITIES ..................................................   1
    OPTIONS ON STOCK AND DEBT SECURITIES ................................   3
    OPTIONS ON STOCK INDEXES ............................................   5
    OPTIONS ON FOREIGN CURRENCIES .......................................   7
    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS ..................   8
    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS .........................   9
    INTEREST RATE SWAPS .................................................  11
    LOAN PARTICIPATIONS .................................................  11
    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS ......................  11
    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES .........................  12
    SHORT SALES .........................................................  12
    LOANS OF PORTFOLIO SECURITIES .......................................  13
    LLIQUID SECURITIES ..................................................  13
    FURTHER INFORMATION ABOUT THE ZERO COUPON BOND PORTFOLIOS ...........  14

INVESTMENT RESTRICTIONS .................................................  15

INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS .....................  19
     INVESTMENT MANAGEMENT ARRANGEMENTS .................................  19
     DISTRIBUTION ARRANGEMENTS ..........................................  22
     CODE OF ETHICS .....................................................  23

OTHER INFORMATION CONCERNING THE FUND ...................................  23
    INCORPORATION AND AUTHORIZED STOCK ..................................  23
    PORTFOLIO TRANSACTIONS AND BROKERAGE ................................  24
    TAXATION OF THE FUND ................................................  27
    CUSTODIAN AND TRANSFER AGENT ........................................  27
    EXPERTS .............................................................  28
    LICENSES ............................................................  28

MANAGEMENT OF THE FUND ..................................................  28

FUND PERFORMANCE ........................................................  30


FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC .................  33


APPENDIX: DEBT RATINGS

              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

I.  GENERAL

This Statement of Additional Information provides information about the Fund, which consists of seventeen separate portfolios--the Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Equity Income Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, high Yield Bond Portfolio, Money Market Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, 20/20 Focus Portfolio, Zero Coupon Bond Portfolio 2000 and Zero Coupon Bond Portfolio 2005. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract. The Portfolios are managed by Prudential as discussed under MANAGEMENT OF THE FUND.

Each of the seventeen Portfolios has a different investment objective. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the prospectus, several of the portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive positions.

The investment objectives of the Portfolios can be found under RISK/RETURN SUMMARY and HOW THE PORTFOLIOS INVEST in the prospectus.

A detailed discussion of the type of investment instruments in which the portfolios may invest follows.

II.  CONVERTIBLE SECURITIES

The Conservative Balanced, Diversified Conservative Growth, Flexible Managed, Equity, Prudential Jennison, Small Capitalization Stock and 20/20 Focus Portfolios may invest in convertible securities and a significant portion of the assets of the Equity Income, Global and Natural Resources Portfolios may be invested in these types of securities.

A convertible security is a debt security--for example, a bond--that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the issuer's common stock but lower than the rate on the issuer's debt obligations. At the same time, they offer--through their conversion mechanism--the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

III.  WARRANTS

The Conservative Balanced, Equity, Equity Income, Flexible Managed, Global, Natural Resources, Prudential Jennison, Small Capitalization Stock and 20/20 Focus Portfolios may invest in warrants on common stocks. A warrant is a right to buy a number of shares of stock at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.

From time to time, the Diversified Bond and the High Yield Bond Portfolios may invest in debt securities that are offered together with warrants but only when the debt security meets the Portfolio's investment criteria and the value of the warrant is relatively very small. If the warrant later becomes valuable, it may be sold or exercised.

IV.  FOREIGN SECURITIES

The Global Portfolio may invest up to 100% of its total assets in common stock and convertible securities denominated in a foreign currency and issued by foreign or domestic issuers. The Diversified Bond and High Yield

Bond Portfolios may each invest up to 20% of their assets in U.S. currency denominated debt securities issued outside the U.S. by foreign or U.S. issuers. In addition, the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may each invest up to 20% in such securities. The Conservative Balanced, Equity Income and Flexible Managed Portfolios may invest up to 30% of their total assets in debt and equity securities denominated in a foreign currency and issued by foreign or U.S. issuers. The Equity, Natural Resources and Prudential Jennison Portfolios may invest up to 30% of their total assets in non-U.S. currency denominated common stock and fixed income securities convertible into common stock of foreign and U.S. issuers. The Diversified Conservative Growth Portfolio may invest up to 15% of its total assets in foreign equity securities and up to 25% of its total assets in foreign debt obligations (of which, 10% of the Portfolio's total assets may be invested in debt obligations of issuers in emerging countries). The 20/20 Focus Portfolio may invest up to 20% of its total assets in securities of foreign issuers.

American Depositary Receipts (ADRs) are not considered "foreign securities" for purposes of the percentage limitations set forth in the preceding paragraph. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company. ADRs represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in the over-the-counter (OTC) market. Investment in ADRs has certain advantages over direct investments in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as U.S. issuers.

Foreign securities (including ADRs) involve certain risks, which should be considered carefully by an investor. These risks include political or economic instability in the country of an issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in U.S. currency, the risk of currency fluctuations. Foreign securities may be subject to greater movement in price than U.S. securities and under certain market conditions, may be less liquid than U.S securities. In addition, there may be less publicly available information about a foreign company than a U.S company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriations, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a Portfolio to obtain or enforce a judgment against the issuers of such securities.

If a security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Portfolios that may invest in foreign securities may enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes, including: locking in the U.S. dollar price equivalent of interest or dividends to be paid on such securities which are held by a Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio. A Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. In addition, the Portfolios may, for hedging purposes, enter into certain transactions involving options on foreign currencies, foreign currency futures contracts and options on foreign currency futures contracts.

SPECIAL CONSIDERATIONS OF INVESTMENT IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Portfolios will treat the euro as a separate currency from that of any participating state. The conversion may adversely affect a Portfolio if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Portfolio's service providers, or by entities with which the Portfolio or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion. In addition, the conversion could cause markets to become more volatile. The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect a Portfolio's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indexes, and other features may require the realization of a gain or loss by a Portfolio as determined under existing tax law. The Portfolio managers have taken steps: (1) that they believe will reasonably address euro-related changes to enable the Portfolios and their service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Portfolios other service providers to address the conversion. The Portfolios have not borne any expense relating to these actions.

V. OPTIONS ON STOCK AND DEBT SECURITIES

A.  OPTIONS ON STOCK

The Conservative Balanced, Diversified Conservative Growth, Equity Income, Equity, Flexible Managed, Global, Natural Resources, Prudential Jennison and Small Capitalization Stock Portfolios may purchase and "write" (that is, sell) put and call options on equity securities that are traded on securities exchanges, listed on the National Association of Securities Dealers Automated Quotation System (NASDAQ), or privately negotiated with broker-dealers (OTC equity options).

A call option is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option.

A put option is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium.

The Portfolios will write only "covered" options on stocks. A call option is covered if:

     (1)  the Portfolio owns the security underlying the option;

     (2) the Portfolio has an absolute right to acquire the security immediately;

     (3) the Portfolio has a call on the same security that underlies the option which has an exercise price equal to or less than the exercise price of the covered option (or, if the exercise price is greater, the Portfolio sets aside in a segregated account liquid assets that are equal to the difference).

A put option is covered if:

     (1) the Portfolio sets aside in a segregated account liquid assets that are equal to or greater than the exercise price of the option;

     (2) the Portfolio holds a put on the same security that underlies the option which has an exercise price equal to or greater than the exercise price of the covered option (or, if the exercise price is less, the Portfolio sets aside in a segregated account liquid assets that are equal to the difference).

The Conservative Balanced, Diversified Conservative Growth, Equity Income, Equity, Flexible Managed, Global, Natural Resources, Prudential Jennison, Small Capitalization Stock and 20/20/ Focus Portfolios, can also purchase "protective puts" on equity securities. These are acquired to protect a Portfolio's security from a decline in market value. In a protective put, a Portfolio has the right to sell the underlying security at the exercise price, regardless of how much the underlying security may decline in value. In exchange for this right, the Portfolio pays the put seller a premium.

The Portfolios may use options for both hedging and investment purposes. None of the Portfolios intends to use more than 5% of its net assets to acquire call options on stocks. The Portfolios may purchase equity securities that have a put or call option provided by the issuer.

B.  OPTIONS ON DEBT SECURITIES

The Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income and High Yield Bond Portfolios may purchase and sell put and call options on debt securities, including U.S. government debt securities, that are traded on a U.S. securities exchange or privately negotiated with primary U.S. government securities dealers that are recognized by the Federal Reserve Bank of New York (OTC debt options). None of the Portfolios currently intends to invest more than 5% of its net assets at any one time in call options on debt securities.

Options on debt securities are similar to stock options (see above) except that the option holder has the right to acquire or sell a debt security rather than an equity security.

The Portfolios will write only covered options. Options on debt securities are covered in much the same way as options on equity securities. One exception is in the case of call options on U.S. Treasury Bills. With these options, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value that matches the option contract amount and a maturity date that is no later than the maturity date of the securities underlying the option.

The above Portfolios may also write straddles--which are simply combinations of a call and a put written on the same security at the same strike price and maturity date. When a Portfolio writes a straddle, the same security is used to "cover" both the put and the call. If the price of the underlying security is below the strike price of the put, the Portfolio will set aside liquid assets as additional cover equal to the difference. A Portfolio will not use more than 5% of its net assets as cover for straddles.

The above Portfolios may also purchase protective puts to try to protect the value of one of the securities it owns against a decline in market value, as well as putable and callable debt securities.

C.  RISKS OF TRANSACTIONS IN OPTIONS ON EQUITY AND DEBT SECURITIES.

A Portfolio's use of options on equity or debt securities is subject to certain special risks, in addition to the risk that the market value of the security will move opposite to the Portfolio's option position. An exchange-traded option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: ( i ) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate at all times to handle the trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of OTC options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolios will seek to enter into OTC options only with dealers who agree to enter into closing transactions with the Portfolio, there can be no assurance that a Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, a Portfolio may be unable to liquidate an OTC option. Prudential monitors the creditworthiness of dealers with whom the Portfolios enter into OTC option transactions under the Board of Directors' general supervision.

VI.  OPTIONS ON STOCK INDEXES

A.  STOCK INDEX OPTIONS

The Conservative Balanced, Diversified Conservative Growth, Equity, Equity Income, Flexible Managed, Global, Natural Resources, Prudential Jennison, Small Capitalization Stock, Stock Index, and 20/20 Focus Portfolios may purchase and sell put and call options on stock indexes that are traded on securities exchanges, listed on NASDAQ or that are privately-negotiated with broker-dealers (OTC options). Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

A Portfolio will only sell or "write" covered options on stock indexes. A call option is covered if the Portfolio holds stocks at least equal to the value of the index times the multiplier times the number of contracts (the Option Value). When a Portfolio writes a call option on a broadly based stock market index, the Portfolio will set aside cash, cash equivalents or "qualified securities" (defined below). The value of the assets to be segregated cannot be less than 100% of the Option Value as of the time the option is written.

If a Portfolio has written an option on an industry or market segment index, it must set aside at least five "qualified securities," all of which are stocks of issuers in that market segment, with a market value at the time the option is written of not less than 100% of the Option Value. The qualified securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so set aside in the case of broadly based stock market index options or 25% of such amount in the case of options on a market segment index. If at the close of business on any day the market value of the qualified securities falls below 100% of the Option Value as of that date, the Portfolio will set aside an amount in liquid unencumbered assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is "in-the-money" at the time the option is written--that is, the index's value is above the strike price--the Portfolio will set aside liquid unencumbered assets equal to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount so set aside may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current Option Value. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, the Portfolio will not be subject to the requirement described in this paragraph if it holds a call on the same index as the call written and the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account with its custodian.

A put index option is covered if: (1) the Portfolio sets aside in a segregated account liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) the Portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account.

B.  RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEXES

A Portfolio's purchase and sale of options on stock indexes has the same risks as stock options described in the previous section. In addition, the distinctive characteristics of options on indexes create special risks. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the policy of the Portfolios to purchase or write options only on stock indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

The ability to establish and close out positions on stock index options are subject to the existence of a liquid secondary market. A Portfolio will not purchase or sell any index option contract unless and until, in the portfolio manager's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

There are certain additional risks associated with writing calls on stock indexes. Because exercises of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Portfolios will follow the "cover" procedures described above.

Price movements of a Portfolio's equity securities probably will not correlate precisely with movements in the level of the index. Therefore, in writing a call on a stock index a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In that case, the Portfolio would bear a loss on the call which may not be completely offset by movement in the price of the Portfolio's equity securities. It is also possible that the index may rise when the Portfolio's securities do not rise in value. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its securities and might also experience a loss in its securities. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Portfolio's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a Portfolio has written a stock index call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, a Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indexes than with stock options. For example, even if an index call which a Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

There are also certain special risks involved in purchasing put and call options on stock indexes. If a Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

VII.  OPTIONS ON FOREIGN CURRENCIES

A.  OPTIONS ON FOREIGN CURRENCY

The Conservative Balanced, Diversified Conservative Growth, Equity Income, Equity, Flexible Managed, Global, Natural Resources and Prudential Jennison Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies are employed (see below). Options on foreign currencies are similar to options on stocks, except that the option holder has the right to take or make delivery of a specified amount of foreign currency rather than stock.

A Portfolio may purchase and write options to hedge its securities denominated in foreign currencies. If the U.S. dollar increases in value relative to a foreign currency in which the Portfolio's securities are denominated, the value of those securities will decline in U.S. dollar terms. To hedge against a decline of a foreign currency a Portfolio may purchase put options on that foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, at least in part, the decline in the value of the Portfolio's holdings denominated in that foreign currency. Alternatively, a Portfolio may write a call option on a foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the Portfolio's securities denominated in that foreign currency would be offset in part by the premium the Portfolio received for the option.

If on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in the foreign currency in which it is denominated, the Portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of adverse movements of the exchange rates. Alternatively, the Portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

B.  RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCY

A Portfolio's successful use of currency exchange options on foreign currencies depends upon the portfolio manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Portfolio's securities denominated in such currency would be partially offset by the premiums paid on the options. If the currency exchange rate does not change, the Portfolio's net income would be less than if the Portfolio had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between the movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. A Portfolio's ability to establish and maintain positions will depend on market liquidity. The ability of the Portfolio to close out an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

VIII.  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A.  FUTURES AND OPTIONS ON FUTURES

The Conservative Balanced, Diversified Conservative Growth, Equity, Equity Income, Flexible Managed, Global, Natural Resources, Prudential Jennison, Small Capitalization Stock, Stock Index, and 20/20 Focus Portfolios may purchase and sell stock index futures contracts. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

The Conservative Balanced, Diversified Bond, Flexible Managed, Global, Government Income and High Yield Bond Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on interest-bearing securities or interest rate indexes. The Diversified Conservative Growth Portfolio may, to the extent permitted by applicable regulations, purchase and sell futures contracts on debt securities, aggregates of debt securities, and U.S. government securities.

The Conservative Balanced, Diversified Conservative Growth, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global, Natural Resources and 20/20 Focus Portfolios may purchase and sell futures contracts on foreign currencies.

When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the buyer would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day.

The above Portfolios may purchase or sell futures contracts without limit for hedging purposes. This would be the case, for example, if a portfolio manager is using a futures contract to reduce the risk of a particular position on a security. The above Portfolios can also purchase or sell futures contract for non-hedging purposes provided the initial margins and premiums associated with the contracts do not exceed 5% of the fair market value of the Portfolio's assets, taking into account unrealized profits or unrealized losses on any such futures. This would be the case if a portfolio manager uses futures for investment purposes, to increase income or to adjust the Portfolio's asset mix.

B. ADDITIONAL INFORMATION REGARDING THE USE OF FUTURES AND OPTIONS BY THE STOCK INDEX AND SMALL CAPITALIZATION STOCK PORTFOLIOS

As explained in the prospectus, the Stock Index Portfolio seeks to duplicate the performance of the Standard & Poor's 500 Stock Price Index (S&P 500 Index) and the Small Capitalization Stock Portfolio seeks to duplicate the performance of the Standard & Poor's Small Capitalization Stock Index (S&P SmallCap Index). The Portfolios will be as fully invested in the S&P Indexes' stocks as is feasible in light of cash flow patterns and the cash requirements for efficiently investing in a unit of the basket of stocks comprising the S&P 500 and S&P SmallCap Indexes, respectively. When the Portfolios do have short-term investments, they may purchase stock index futures contracts in an effort to have the Portfolio better follow the performance of a fully invested portfolio. When a Portfolio purchases stock index futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of futures is unleveraged.

As an alternative to the purchase of a stock index futures contract, a Portfolio may construct synthetic positions involving options on stock indexes and options on stock index futures that are equivalent to such a long futures position. In particular, a Portfolio may utilize "put/call combinations" as synthetic long stock index futures positions. A put/call combination is the purchase of a call and the sale of a put at the same time with the same strike price and maturity. It is equivalent to a forward position and, if settled every day, is equivalent to a long futures position. When constructing put/call combinations, the Portfolio will set aside cash or cash equivalents in a segregated account equal to the market value of the Portfolio's forward position to collateralize the position and ensure that it is unleveraged.

C.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

There are several risks associated with a Portfolio's use of futures contracts. When used for investment purposes (that is, non-hedging purposes), successful use of futures contracts, like successful investment in securities, depends on the ability of the portfolio manager to predict correctly movements in the relevant markets, interest rates and/or currency exchange rates. When used for hedging purposes, there is a risk of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indexes, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in volatility, a Portfolio could purchase or sell futures contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. Other risks apply to use for both hedging and investment purposes. Temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a Portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time.

The hours of trading of futures contracts may not conform to the hours during which a Portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.

D.  RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indexes, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Portfolio.

IX.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Conservative Balanced, Diversified Conservative Growth, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global, Natural Resources and 20/20 Focus Portfolios may enter into foreign currency exchange contracts to protect the value of their foreign holdings against future changes in the level of currency exchange rates. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when a portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The above Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the Portfolios will thereby be served.

The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The above Portfolios' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of a Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

The High Yield Bond Portfolio may also invest up to 10% of its total assets in foreign currency denominated debt securities of foreign or U.S. issuers. If the Portfolio does engage in such investment activity, it may also enter into forward foreign currency exchange contracts.

X.  INTEREST RATE SWAPS

The Diversified Bond, Diversified Conservative Growth, Government Income, and High Yield Bond Portfolios and the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use interest rate swaps subject to the limitations set forth in the prospectus.

Interest rate swaps, in their most basic form, involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest. For example, a Portfolio might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same--to increase or decrease a Portfolio's exposure to long or short-term interest rates. For example, a Portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.

The use of swap agreements is subject to certain risks. As with options and futures, if the portfolio manager's prediction of interest rate movements is incorrect, the Portfolio's total return will be less than if the Portfolio had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Each of the above Portfolios will set aside liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

XI.  LOAN PARTICIPATIONS

The Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, High Yield Bond and Money Market Portfolios may invest in fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions. The above Portfolios will generally invest in loans in the form of "loan participations." In the typical loan participation, the Portfolio will have a contractual relationship with the lender but not the borrower. This means that the Portfolio will not have any right to enforce the borrower's compliance with the terms of the loan and may not benefit directly from any collateral supporting the loan. As a result, the Portfolio will assume the credit risk of both the borrower and the lender. In the event of the lender's insolvency, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

XII.  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

A.   DESCRIPTION OF REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

The Diversified Bond, Diversified Conservative Growth, Government Income and High Yield Bond Portfolios, and the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may use up to 30% of their net assets for reverse repurchase agreements and dollar rolls. The Money Market Portfolio and the money market portion of any Portfolio may use up to 10% of its net assets for reverse repurchase agreements.

In a reverse repurchase transaction, a Portfolio sells one of its securities and agrees to repurchase the same security at a set price on a specified date. During the time the security is held by the other party, the Portfolio will often continue to receive principal and interest payments on the security. The terms of the reverse repurchase agreement reflect a rate of interest for use of the money received by the Portfolio and thus, is similar to borrowing.

Dollar rolls involve the sale by the Portfolio of one of its securities for delivery in the current month and a contract to repurchase substantially similar securities (for example, with the same coupon) from the other party on a specified date in the future at a specified amount. During the roll period, a Portfolio does not receive any principal or interest earned on the security. The Portfolio realizes a profit to the extent the current sale price is more than the price specified for the future purchase, plus any interest earned on the cash paid to the Portfolio on the initial sale.

A "covered roll" is a specific type of dollar roll where there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

A Portfolio participating in reverse repurchase or dollar roll transactions will set aside liquid assets in a segregated account which equal in value the Portfolio's obligations under the reverse repurchase agreement or dollar roll, respectively.

B.  RISKS OF REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. If the other party in a reverse purchase or dollar roll transaction becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by a third party of whether to enforce the Portfolio's obligation to repurchase.

XIII.  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Equity, Equity Income, Flexible Managed, Global, Government Income, High Yield Bond, Natural Resources, Prudential Jennison, Small Capitalization Stock and 20/20 Focus Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. This means that the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater to such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

The Money Market Portfolio and the short-term portion of the other Portfolios may purchase money market securities on a when-issued or delayed-delivery basis.

XIV.  SHORT SALES

The Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond and 20/20 Focus Portfolios may enter into short sales. In a short sale, a Portfolio sells a security it does not own in anticipation of a decline in the market value of those securities. To complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security it borrowed by purchasing it at the market price at the time of replacement. The price at that time may be more or less than the price at which the Portfolio sold it. Until the security is replaced, the Portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a fee which would increase the cost of the security sold.

Until a Portfolio replaces a borrowed security used in a short sale, it will set aside liquid assets in a segregated account equal to the current market value of the security sold short or otherwise cover the short position. No more than 25% of any Portfolio's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed in connection with short sales and (2) segregated in accounts in connection with short sales.

A Portfolio incurs a loss in a short sale if the price of the security increases between the date of the short sale and the date the Portfolio replaces the borrowed security. On the other hand, a Portfolio will realize gain if the security's price decreases between the date of the short sale and the date the security is replaced.

XV.  LOANS OF PORTFOLIO SECURITIES

A.  DESCRIPTION OF SECURITIES LOANS

All of the Portfolios except the Money Market Portfolio may lend the securities they hold to broker-dealers, qualified banks and certain institutional investors. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or greater than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Portfolio will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Portfolio a security identical to the loaned security. The Portfolio will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment.

B.  RISKS ASSOCIATED WITH LENDING SECURITIES

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but the Portfolio would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it. However, this risk can be decreased by the careful selection of borrowers and securities to be lent.

None of the Portfolios will lend securities to entities affiliated with Prudential.

XVI.  ILLIQUID SECURITIES

Each Portfolio, other than the Money Market Portfolio, may hold up to 15% of its net assets in illiquid securities. The Money Market Portfolio may hold up to 10% of its net assets in illiquid securities. Securities are "illiquid" if they cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio has them valued. Repurchase agreements with a maturity of greater than seven days are considered illiquid.

The Portfolios may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. These securities will not be considered illiquid so long as it is determined by the investment adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the investment adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Portfolio's treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the investment adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposes of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO (if the security is unrated, the investment adviser must determine that the security is of equivalent quality); and (3) the investment adviser must consider the trading market for the specific security, taking into account all relevant factors. The investment adviser will continue to monitor the liquidity of any Rule 144A security or any
Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test (10% for the Money Market Portfolio) continues to be satisfied.

XVII.  FURTHER INFORMATION ABOUT THE ZERO COUPON BOND PORTFOLIOS

As stated in the prospectus, the objective of Zero Coupon Bond Portfolios 2000 and 2005 is to achieve the highest predictable compounded investment return for a specified period of time, consistent with the safety of invested capital. This discussion provides a more detailed explanation of the investment policies that will be employed to manage these Portfolios.

If each Zero Coupon Bond Portfolio held only stripped securities that were obligations of the United States Government, maturing on the liquidation date, the compounded yield of the Portfolio from the date of initial investment until the liquidation date could be calculated arithmetically to a high degree of accuracy. By: ( i ) including stripped corporate obligations and interest bearing debt securities; (ii) including securities with maturity dates within 2 years of the liquidation date; and (iii) more actively managing the Portfolio, the accuracy of the predicted yield is reduced somewhat with the objective of achieving an increased yield. The reduction in accuracy is kept to an acceptably small amount, however, by an investment technique known as "immunization." By purchasing securities with maturity dates or with interest payment dates prior to the liquidation date, a risk is incurred that the payments received will not be able to be reinvested at interest rates as high as or higher than the yield initially predicted. This is known as "reinvestment risk." By including securities with maturity dates after the liquidation date, a risk is incurred that, because interest rates have increased, the market value of such securities will be lower than had been anticipated. This is known as "market risk." It is also possible, conversely, that payments received prior to the liquidation date can be reinvested at higher rates than the predicted yield and that the value of unmatured securities on the liquidation date will be greater than anticipated. Reinvestment risk and market risk are thus reciprocal in that any change in the general level of interest rates has an opposite effect on the two classes of securities described above.

The Portfolios' investment adviser seeks to balance these risks by making use of the concept of "duration." A bond's duration is the average weighted period of time until receipt of all scheduled cash payments under the bond (whether principal or interest), where the weights are the present value of the amounts to be received on each payment date. Unlike the concept of a bond's "term to maturity," therefore, duration takes into account both the amount and timing of a bond's interest payments, in addition to its maturity date and yield to maturity. The duration of a zero coupon bond is the product of the face amount of the bond and the time until maturity. As applied to a portfolio of bonds, a portfolio's "duration" is the average weighted period of time until receipt of all scheduled payments, whether principal or interest, from all bonds in the portfolio.

When a Portfolio's duration is equal to the length of time remaining until its liquidation date, fluctuations in the amount of income accumulated by the Portfolio through reinvestment of coupon or principal payments received prior to the liquidation date (that is, fluctuations caused by reinvestment risk) will, over the period ending on the liquidation date, be approximately equal in magnitude to, but opposite in direction from, fluctuations in the market value on the liquidation date of the Portfolio's unmatured bonds (that is, fluctuations caused by market risk). By maintaining each Portfolio's duration within one year of the length of time remaining until its liquidation date, the investment adviser believes that each Portfolio's value on its liquidation date, and hence an investor's compounded investment return to that date, will largely be immunized against changes in the general level of interest rates. The success of this technique could be affected, however, by such factors as changes in the relationship between long-term and short-term interest rates and changes in the difference between the yield on corporate and Treasury securities.

The investment adviser will also calculate a projected yield for each Zero Coupon Bond Portfolio. At the beginning of each week, after the net asset value of each Zero Coupon Bond Portfolio has been determined, the investment adviser will calculate the compounded annual yield that will result if all securities in the Portfolio are held until the liquidation date or, if earlier, until their maturity dates (with the proceeds reinvested until the liquidation date). This is the predicted yield for that date. It can also be expressed as the amount to which a premium of $10,000 is predicted to grow by the Portfolio's liquidation date. Both of these numbers will be furnished upon request. Unless there is a significant change in the general level of interest rates--in which case a recalculation will be made--the predicted yield is not likely to vary materially over the course of each week.

As stated in the prospectus, as much as 30% of each Portfolio's assets may be invested in zero coupon debt securities issued by United States corporations or in high grade interest-bearing debt securities, provided that no more than 20% of the assets of the Portfolio may be invested in interest-bearing securities. The extent to which the Portfolio invests in interest-bearing securities may rise above 20% as the Portfolio moves closer to its liquidation date since both reinvestment risk and market risk become smaller as the period to the liquidation date decreases.

                             INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Portfolios. Restrictions 1, 3, 5, and 8 through 11 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 4, 6, 7, and 12 are not fundamental and may be changed by the Board of Directors without shareholder approval.

None of the Portfolios will:

     1. Buy or sell real estate and mortgages, although the Portfolios may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operation. Buy or sell commodities or commodities contracts, except that the Diversified Stock, Balanced, and Specialized Portfolios may purchase and sell stock index futures contracts and related options; the Fixed Income Portfolios (other than the Money Market and Zero Coupon Bond Portfolios), the Global Portfolio, and the Balanced Portfolios may purchase and sell interest rate futures contracts and related options; and all Portfolios (other than the Money Market, Government Income, Zero Coupon Bond, and Small Capitalization Stock Portfolios) may purchase and sell foreign currency futures contracts and related options and forward foreign currency exchange contracts.

     2. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

     3. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.

     4. Make short sales of securities or maintain a short position, except that the Diversified Bond, Diversified Conservative Growth, 20/20 Focus, High Yield Bond, Government Income, Conservative Balanced and Flexible Managed Portfolios may sell securities short up to 25% of their net assets and except that the Portfolios (other than the Money Market and Zero Coupon Bond Portfolios) may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

     5. Purchase securities on margin or otherwise borrow money or issue senior securities except that the Diversified Bond, Diversified Conservative Growth, High Yield Bond and Government Income Portfolios, as well as the fixed income portions of the Balanced Portfolios, may enter into reverse repurchase agreements, dollar rolls and may purchase securities on a when-issued and delayed delivery basis; except that the Money Market Portfolio and the money market portion of any Portfolio may enter into reverse repurchase agreements and may purchase securities on a when-issued and delayed delivery basis; and except that the Equity, Prudential Jennison, 20/20 Focus, Small Capitalization Stock, Equity Income, Natural Resources and Global Portfolios may purchase securities on a when-issued or a delayed delivery basis. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank for the account of any Portfolio as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, an amount that does not exceed 5% of the value of the Portfolio's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Interest paid on borrowings will not be available for investment. Collateral arrangements with respect to futures contracts and options thereon and forward foreign currency exchange contracts (as permitted by restriction no. 1) are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements with respect to the writing of the following options by the following Portfolios are not deemed to be the issuance of a senior security or the purchase of a security on margin: Diversified Stock and Specialized Portfolios other than the Stock Index Portfolio (options on equity securities, stock indexes, foreign currencies) and the Small Capitalization Stock Portfolio (options on equity securities, stock indexes); the Diversified Conservative Growth and the Balanced Portfolios (options on debt securities, equity securities, stock indexes, foreign currencies); Diversified Bond and High Yield Bond Portfolios (options on debt securities, foreign currencies); Government Income Portfolio (options on debt securities); 20/20 Focus Portfolio (options on stock indexes). Collateral arrangements entered into by the Fixed Income Portfolios (other than the Money Market and Zero Coupon Bond Portfolios), Diversified Conservative Growth Portfolio and the Balanced Portfolios with respect to interest rate swap agreements are not deemed to be the issuance of a senior security or the purchase of a security on margin.

     6. Enter into reverse repurchase agreements if, as a result, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the Diversified Bond, Diversified Conservative Growth, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may enter into reverse repurchase agreements and dollar rolls provided that the Portfolio's obligations with respect to those instruments do not exceed 30% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).

     7. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

     8. Lend money, except that loans of up to 10% of the value of each Portfolio may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Portfolio in accordance with its investment objectives and policies.

     9. Underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of Portfolio securities and with loans that a Portfolio may make pursuant to item 8 above.

     10. Make an investment unless, when considering all its other investments, 75% of the value of a Portfolio's assets would consist of cash, cash items, obligations of the United States Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Fund as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

     11. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the Securities and Exchange Commission ("SEC")).

    12. Invest more than 15% of its net assets in illiquid securities. (The Money Market Portfolio will not invest more than 10% of its net assets in illiquid securities.) For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Consistent with item 5 above, the Fund has entered into a joint $1 billion revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on March 13, 1999, is a syndicated arrangement with 12 different major banks.

The Natural Resources Portfolio will generally invest a substantial majority of its total assets in securities of natural resource companies. With respect to item 11 above, as it relates to the Natural Resources Portfolio, the following categories will be considered separate and distinct industries: integrated oil/domestic, integrated oil/international, crude oil production, natural gas production, gas pipeline, oil service, coal, forest products, paper, foods (including corn and wheat), tobacco, fertilizers, aluminum, copper, iron and steel, all other basic metals (for example, nickel, lead), gold, silver, platinum, mining finance, plantations (for example, edible oils), mineral sands, and diversified resources. A company will be deemed to be in a particular industry if the majority of its revenues is derived from or the majority of its assets is dedicated to one of the categories described in the preceding sentence. The Board of Directors of the Fund will review these industry classifications from time to time to determine whether they are reasonable under the circumstances and may change such classifications, without shareholder approval, to the extent necessary.

Certain additional non-fundamental investment policies are applicable only to the Money Market Portfolio. That Portfolio will not:

     1. Invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities.

     2. Write or purchase any put or call option or combination of them, except that it may purchase putable or callable securities.

     3. Invest in any security with a remaining maturity in excess of 397 days, except that securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.

Certain additional non-fundamental investment policies are applicable only to the High Yield Bond Portfolio. That Portfolio will not:

     1. Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.

     2. Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Portfolio will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from the Fund's Board of Directors. See INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.

The investments of the various Portfolios are generally subject to certain additional restrictions under the laws of the State of New Jersey. In the event of future amendments to the applicable New Jersey statutes, each Portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they stand are, in summary form, as follows:

     1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

     2. The stock of a corporation may not be purchased unless: (i) the corporation has paid a cash dividend on the class of stock during each of the past 5 years preceding the time of purchase; or (ii) during the 5-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

     3. Any common stock purchased must be: (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and have market quotations available.

     4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of a Portfolio would be invested in the securities of such corporation.

As a result of these currently applicable requirements of New Jersey law, which impose substantial limitations on the ability of the Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a 5-year history of dividend payments or earnings sufficient to support such payments, the Portfolios will not generally hold the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Portfolio.

Investment limitations also arise under the insurance laws and regulations of Arizona and may arise under the laws and regulations of other states. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the Portfolios.

Current federal income tax laws require that the assets of each Portfolio be adequately diversified so that Prudential and other insurers with separate accounts which invest in the Fund, as applicable, and not the Contract owners, are considered the owners of assets held in the Accounts for federal income tax purposes. Prudential intends to maintain the assets of each Portfolio pursuant to those diversification requirements.

                           INVESTMENT MANAGEMENT AND
                            DISTRIBUTION ARRANGEMENTS

I.   INVESTMENT MANAGEMENT ARRANGEMENTS

Prudential is the investment adviser of the Fund. The Fund has entered into an Investment Advisory Agreement with Prudential under which Prudential will, subject to the direction of the Board of Directors of the Fund, be responsible for the management of the Fund, and provide investment advice and related services to each Portfolio. Prudential has entered into a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with Prudential's performance of its obligations under advisory agreements with clients which are registered investment companies. In addition, Prudential has entered into Subadvisory Agreements with Franklin Advisers, Inc. ("Franklin"), The Dreyfus Corporation ("Dreyfus"), Pacific Investment Management Company ("PIMCO") and Jennison Associates LLC ("Jennison") under which these companies provide investment advisory services to the Diversified Conservative Growth Portfolio. Prudential has also entered into Subadvisory Agreements with Jennison under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison and 20/20 Focus Portfolios. More detailed information about Prudential and its role as investment adviser can be found in HOW THE PORTFOLIOS ARE MANAGED in the prospectus.

Under the Investment Advisory Agreement, Prudential receives an investment management fee as compensation for its services to the Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual Portfolio.

The investment management fee for the Stock Index Portfolio is equal to an annual rate of 0.35% of the average daily net assets of the Portfolio. For the Money Market, Diversified Bond, Government Income, Zero Coupon Bond, Equity Income, and Small Capitalization Stock Portfolios that fee is equal to an annual rate of 0.40% of the average daily net assets of each of the Portfolios. For the Equity and Natural Resources Portfolios, the fee is equal to an annual rate of 0.45% of the average daily net assets of each of the Portfolios. The fee for the Conservative Balanced and High Yield Bond Portfolios is equal to an annual rate of 0.55% of the average daily net assets of each of the Portfolios. For the Flexible Managed and Prudential Jennison Portfolios, the fee is equal to an annual rate of 0.60% of the average daily net assets of the Portfolio. The fee for the Global, 20/20 Focus and Diversified Conservative Growth Portfolios is equal to an annual rate of 0.75% of the average daily net assets of the Portfolio. Under the Service Agreement, Prudential pays PIC a portion of the fee it receives for providing investment management services. Prudential pays Jennison a portion of the fee it receives for providing investment management services to the Prudential Jennison, 20/20 Focus and Diversified Conservative Growth Portfolios.

For the years ended December 31, 1999, 1998 and 1997, Prudential was paid the following fees for providing investment management services to the Portfolios:

                           INVESTMENT MANAGEMENT FEES
                             YEAR ENDED DECEMBER 31


   PORTFOLIO                                                                    1999                1998                 1997
   ---------                                                                ------------        ------------         ------------
Conservative Balanced Portfolio ........................................    $ 25,195,056        $ 26,224,569         $ 25,757,735
Diversified Bond Portfolio .............................................       4,880,364           3,782,116            2,981,884
Diversified Conservative Growth Portfolio (1) ..........................         398,516               n/a                  n/a
Equity Income Portfolio ................................................       8,409,886           8,830,161            6,601,602
Equity Portfolio .......................................................      28,188,640          28,389,539           24,840,379
Flexible Managed Portfolio .............................................      31,532,667          33,049,940           31,740,440
Global Portfolio .......................................................       7,287,427           5,342,945            4,836,302
Government Income Portfolio ............................................       1,545,837           1,735,370            1,758,870
High Yield Bond Portfolio ..............................................       4,421,391           3,782,134            2,679,304
Money Market Portfolio .................................................       4,400,851           3,246,494            2,667,947
Natural Resources Portfolio ............................................       1,182,863           1,349,743            1,975,906
Prudential Jennison Portfolio ..........................................      11,126,560           4,662,187            2,063,572
Small Capitalization Stock Portfolio (1) ...............................       1,504,880           1,243,051              867,687
 Stock Index Portfolio .................................................      14,259,131          10,279,903            7,121,699
20/20 Focus Portfolio(1) ...............................................         151,794               n/a                  n/a
Zero Coupon Bond 2000 Portfolio ........................................         160,235             159,341              161,101
Zero Coupon Bond 2005 Portfolio ........................................         179,486             149,980              123,525
                                                                            ------------        ------------         ------------
    Total ..............................................................    $144,825,584        $132,227,473         $116,177,953
                                                                            ============        ============         ============

-------------


(1)  Portfolio commenced operations in May of 1999.

The Investment Advisory Agreement requires Prudential to pay for maintaining any Prudential staff and personnel who perform clerical, accounting, administrative, and similar services for the Fund, other than investor services and any daily Fund accounting services. It also requires Prudential to pay for the equipment, office space and related facilities necessary to perform these services and the fees or salaries of all officers and directors of the Fund who are affiliated persons of Prudential or of any subsidiary of Prudential.

Each Portfolio pays all other expenses incurred in its individual operation and also pays a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, interest, certain taxes, charges of the custodian and transfer agent, and other expenses attributable to a particular Portfolio. Expenses that will be allocated among all Portfolios include legal expenses, state franchise taxes, auditing services, costs of printing proxies, prospectuses and statements of additional information, costs of stock certificates, SEC fees, accounting costs, the fees and expenses of directors of the Fund who are not affiliated persons of Prudential or any subsidiary of Prudential, and other expenses properly payable by the entire Fund. If the Fund is sued, litigation costs may be directly applicable to one or more Portfolio or allocated on the basis of the size of the respective Portfolios, depending upon the nature of the lawsuit. The Fund's Board of Directors has determined that this is an appropriate method of allocating expenses.

Under the Investment Advisory Agreement, Prudential has agreed to refund to a Portfolio (except the Diversified Conservative Growth, Global and 20/20 Focus Portfolios) the portion of the investment management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses of that Portfolio (excluding interest, taxes, and brokerage fees and commissions but including investment management fees) exceeds 0.75% of the Portfolio's average daily net assets. There is no expense limitation or reimbursement provision for the Diversified Conservative Growth, Global or 20/20 Focus Portfolios.

The Investment Advisory Agreement with Prudential was most recently approved by the Fund's Board of Directors, including a majority of the Directors who are not interested persons of Prudential, on May 28, 1999 with respect to all Portfolios except the Diversified Conservative Growth and 20/20 Focus Portfolios and was most recently approved by the shareholders in accordance with instructions from Contract owners at their 1989 annual meeting with respect to all Portfolios except the Prudential Jennison, Small Capitalization Stock, Diversified Conservative Growth and 20/20 Focus Portfolios. A Supplemental Advisory Agreement regarding the Prudential Jennison and Small Capitalization Stock Portfolios was approved by the Funds Board of Directors on December 20, 1994 and by the sole shareholder of the Prudential Jennison and Small Capitalization Stock Portfolios on April 5, 1995. A Supplemental Advisory Agreement with the 20/20 Focus Portfolio and the Diversified Conservative Growth Portfolio was approved by the Fund's Board of Directors on February 25, 1999 and by the sole shareholder of those Portfolios on April 5, 1999.

The Investment Advisory and Supplemental Investment Advisory Agreements will continue in effect if approved annually by: (1) a majority of the non-interested persons of the Fund's Board of Directors; and (2) by a majority of the entire Board of Directors or by a majority vote of the shareholders of each Portfolio. The required shareholder approval of the Agreements shall be effective with respect to any Portfolio if a majority of the voting shares of that Portfolio vote to approve the Agreements, even if the Agreements are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The Agreements provide that they may not be assigned by Prudential and that they may be terminated upon 60 days' notice by the Fund's Board of Directors or by a majority vote of its shareholders. Prudential may terminate the Agreements upon 90 days' notice.

The Service Agreement between Prudential and PIC was most recently ratified by shareholders of the Fund at their 1989 annual meeting with respect to all Portfolios except for the Prudential Jennison, Small Capitalization Stock, 20/20 Focus and Diversified Conservative Growth Portfolios, which had not yet been established. The Service Agreement with respect to the Prudential Jennison and Small Capitalization Stock Portfolios and the Investment Subadvisory Agreement with Jennison for the Prudential Jennison Portfolio were ratified by the sole shareholder of those Portfolios on April 5, 1995. The Service Agreement with respect to the 20/20 Focus and Diversified Conservative Growth Portfolios were ratified by the sole shareholder of those Portfolios on April 5, 1999. The Service Agreement between Prudential and PIC will continue in effect as to the Fund for a period of more than 2 years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Agreement between Prudential and the Fund. The Service Agreement may be terminated by either party upon not less than 30 days prior written notice to the other party, will terminate automatically in the event of its assignment, and will terminate automatically as to the Fund in the event of the assignment or termination of the Investment Advisory Agreement between Prudential and the Fund. Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Agreement.

The Fund has entered in a Sub-Advisory Agreement with Jennison in respect of its 20/20 Focus Portfolio. This Sub-Advisory Agreement was ratified by the sole shareholder of the Portfolio on April 5, 1999. The Fund has also entered into Sub-Advisory Agreements in respect of its Diversified Conservative Growth Portfolio with Jennison, PIC, Franklin, Dreyfus and PIMCO. These Sub-Advisory Agreements were ratified by the sole shareholder of the Portfolio on April 5, 1999. Under each Sub-Advisory Agreement, Prudential has agreed to pay the named sub-adviser a portion of the fee it receives for providing investment management services to the Diversified Conservative Growth Portfolio.

Franklin Advisers, Inc.

Franklin is a California corporation located at 777 Mariners Island Blvd., San Mateo, Ca 94404. Franklin is a wholly-owned subsidiary of Franklin Resources Inc., a publicly-owned company engaged in the financial services industry through its subsidiaries. Franklin advises 97 domestic equity and fixed income mutual funds in the Franklin Templeton Group of funds. As of December 31, 1999, Franklin and its affiliates managed over $235 billion in assets. Franklin Advisers, Inc. is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such as blackout periods.

The Dreyfus Corporation

Dreyfus has its headquarters at 200 Park Avenue, New York, NY 10166. Dreyfus is a subsidiary of Mellon Bank corporation, a broad-based financial services company with a bank at its core, and over $300 billion under management or administration. As of December 31, 1999, Dreyfus managed over $129 billion in assets. Dreyfus is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such as blackout periods.

Pacific Investment Management Company

PIMCO is a Delaware general partnership located at 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Life Insurance company, and Pimco Partners LLC, a California limited liability company controlled by the PIMCO Managing Directors. PimCO Partners, G.P. is the sole general partner of PAH. PIMCO is registered as an investment advisor with the Commission and as a commodity trading advisor with the CFTC. As of December 31, 1999, PIMCO had approximately $186 million in assets. PIMCO is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such as blackout periods.

Prudential also serves as the investment adviser to several other investment companies. When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment adviser, Prudential will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment adviser have different investment objectives and positions, Prudential may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit the conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

II.   DISTRIBUTION ARRANGEMENTS

Prudential Investment Management Services LLC ("PIMS"), a direct wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund by distributing Fund shares on a continuous basis. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Since the Fund's shares do not carry any sales load, no part of any sales load is paid to PIMS for its distribution services to the Fund.

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plan) in respect of Class II of each Portfolio. The expenses incurred under the Plan include commissions and account servicing fees paid to, or on account of, insurers or their agents who sell Class II shares, advertising expenses, indirect and overhead costs of the Fund's underwriter associated with the sale of Class II shares. Under the Plan, the Fund pays PIMS 0.25 of 1% of the average net assets of the Class II shares.

The Class II Plan will continue in effect from year to year, upon annual approval by a vote of the Fund's Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "12b-1 Directors"). The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of Class II. The Plan may not be amended to materially increase the amounts payable thereunder without shareholder approval.

III.  CODE OF ETHICS

The Board of Directors of the Fund has adopted a Code of Ethics. In addition, Prudential, PIC, PIMS, and Jennison have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission. With respect to the Diversified Conservative Growth Portfolio, the Codes of Ethics that have been adopted by Franklin Advisers, Inc., The Dreyfus Corporation, and Pacific Investment Management Company are discussed under "Investment Management Arrangements", immediately above.

                      OTHER INFORMATION CONCERNING THE FUND

I.  INCORPORATION AND AUTHORIZED STOCK

The Fund was incorporated under Maryland law on November 15, 1982. As of the date of this SAI, the shares of capital stock are divided into thirty-four classes: Conservative Balanced Portfolio Capital Stock--Class I, Conservative Balanced Portfolio Capital Stock--Class II, Diversified Bond Portfolio Capital Stock--Class I, Diversified Bond Portfolio Capital Stock--Class II, Diversified Conservative Growth Portfolio Capital Stock--Class I, Diversified Conservative Growth Portfolio Capital Stock--Class II, Equity Portfolio Capital Stock--Class I, Equity Portfolio Capital Stock--Class II, Equity Income Portfolio Capital Stock--Class I, Equity Income Portfolio Capital Stock--Class II, Flexible Managed Portfolio Capital Stock--Class I, Flexible Managed Portfolio Capital Stock--Class II, Global Portfolio Capital Stock--Class I, Global Portfolio Capital Stock--Class II, Government Income Portfolio Capital Stock--Class I, Government Income Portfolio Capital Stock--Class II, High Yield Bond Portfolio Capital Stock--Class I, High Yield Bond Portfolio Capital Stock--Class II, Money Market Portfolio Capital Stock--Class I, Money Market Portfolio Capital Stock--Class II, Natural Resources Portfolio Capital Stock--Class I, Natural Resources Portfolio Capital Stock--Class II, Prudential Jennison Portfolio Capital Stock--Class I, Prudential Jennison Portfolio Capital Stock--Class II, Small Capitalization Stock Portfolio Capital Stock--Class I, Small Capitalization Stock Portfolio Capital Stock--Class II, Stock Index Portfolio Capital Stock--Class I, Stock Index Portfolio Capital Stock--Class II, 20/20 Focus Portfolio Capital Stock--Class I, 20/20 Focus Portfolio Capital Stock--Class II, Zero Coupon Bond 2000 Portfolio Capital Stock--Class I, Zero Coupon Bond 2000 Portfolio Capital Stock--Class II, Zero Coupon Bond 2005 Portfolio Capital Stock--Class I and Zero Coupon Bond 2005 Portfolio Capital Stock--Class II.

Each class of shares of each Portfolio represents an interest in the same assets of the Portfolio and is identical in all respects except that: (1) Class II shares are subject to distribution and administration fees whereas Class I shares are not; (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differs from the interests of any class; and (3) each class is offered to a limited group of investors.

The shares of each class, when issued, will be fully paid and non-assessable, will have no conversion or similar rights, and will be freely transferable. Each share of each class is equal as to earnings, assets and voting privileges. Class II bears the expenses related to the distribution of its shares. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. Since Class II shares bear distribution and administration expenses, the liquidation proceeds to Class II shareholders are likely to be lower than to Class I shareholders, whose shares are not subject to any distribution or administration fees.

From time to time, Prudential has purchased shares of the Fund to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Fund, which in turn, are generally voted in accordance with instructions from Contract owners.

II.  PORTFOLIO TRANSACTIONS AND BROKERAGE

Prudential, as the Portfolio's investment adviser, is responsible for decisions to buy and sell securities, options on securities and indexes, and futures and related options for the Fund. Prudential is also responsible for the selection of brokers, dealers, and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated, an indirect wholly-owned subsidiary of Prudential (PSI).

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI in any transaction in which PSI acts as principal. Thus, it will not deal with PSI if execution involves PSI's acting as principal with respect to any part of the Fund's order.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which PSI, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Portfolios' current ability to pursue their respective investment objectives. However, in the future it is possible that the Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Fund, Prudential's overriding objective is to obtain the best possible combination of price and execution. Prudential seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that Prudential may consider in selecting a particular broker, dealer or futures commission merchant firms are: Prudential's knowledge of negotiated commission rates currently available and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; Prudential's knowledge of the financial stability of the firms; Prudential's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction. The greater a Portfolio's portfolio turnover (i.e., purchases or sales of securities), the greater the Portfolio's "other expenses" are likely to be.

When Prudential selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of Prudential's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

PSI may act as a securities broker or futures commission merchant for the Fund. In order for PSI to effect any transactions for the Portfolios, the commissions received by PSI must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow PSI to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, PSI may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and PSI. Rule 11a2-2(T) provides that PSI must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by PSI from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with PSI are also subject to such fiduciary standards as may be imposed by applicable law.

For the years ended December 31, 1999, 1998, and 1997, the Portfolios paid the following amounts in brokerage commissions:

                       COMMISSIONS PAID BY THE PORTFOLIOS
                          YEAR ENDED DECEMBER 31, 1999

                                                                                                                       % OF
                                                                             AGGREGATE          COMMISSIONS         COMMISSIONS
   PORTFOLIO                                                                COMMISSIONS         PAID TO PSI         PAID TO PSI
   ---------                                                                -----------         -----------         -----------
Conservative Balanced .................................................      $  280,871          $  2,600                93%
Equity ................................................................       2,503,195           319,224             12.75%
Equity Income .........................................................       1,751,497            69,381              3.96%
Flexible Managed ......................................................         782,063            10,257              1.31%
High Yield ............................................................          11,184                 0              0.00%
Natural Resources .....................................................         467,448             3,431               .73%
Prudential Jennison ...................................................       1,843,765           188,075             10.20%
Small Cap Stock .......................................................         258,130                 0              0.00%
Stock Index ...........................................................         161,051                 0              0.00%
                                                                             ----------          --------
Total .................................................................      $8,059,204          $592,968
                                                                             ==========          ========

                       COMMISSIONS PAID BY THE PORTFOLIOS
                          YEAR ENDED DECEMBER 31, 1998

                                                                                                                       % OF
                                                                             AGGREGATE          COMMISSION          COMMISSIONS
   PORTFOLIO                                                                COMMISSIONS         PAID TO PSI         PAID TO PSI
   ---------                                                                -----------         -----------         -----------
Conservative Balanced .................................................     $ 1,320,049           $ 32,490              2.46%
Equity ................................................................       3,861,374            294,641              7.63%
Equity Income .........................................................       1,808,503            160,840              8.89%
Flexible Managed ......................................................       2,176,922            103,021              4.73%
Global ................................................................       1,891,928             14,247              0.75%
High Yield Bond .......................................................           6,770                  0              0.00%
Natural Resources .....................................................         331,482              1,800              0.54%
Prudential Jennison ...................................................         936,449             56,980              6.08%
Small Cap Stock .......................................................         249,010                  0              0.00%
Stock Index ...........................................................         180,781                  0              0.00%
                                                                            -----------           --------
    Total .............................................................     $12,763,268           $664,019
                                                                            ===========           ========

                       COMMISSIONS PAID BY THE PORTFOLIOS
                          YEAR ENDED DECEMBER 31, 1997

                                                                                                                       % OF
                                                                             AGGREGATE          COMMISSION          COMMISSIONS
   PORTFOLIO                                                                COMMISSIONS         PAID TO PSI         PAID TO PSI
   ---------                                                                -----------         -----------         -----------
Diversified Bond ......................................................     $    54,863         $        0              0.00%
Government Income .....................................................           4,971                  0              0.00%
Conservative Balanced .................................................       3,338,897            256,752              7.69%
Flexible Managed ......................................................       6,544,428            428,008              6.54%
High Yield Bond .......................................................          47,273                  0              0.00%
Stock Index ...........................................................         200,865                  0              0.00%
Equity Income .........................................................       2,241,887            198,726              8.86%
Equity ................................................................       1,823,705            189.498             10.39%
Prudential Jennison ...................................................         484,086                  0              0.00%
Small Capitalization Stock ............................................         227,781                  0              0.00%
Global ................................................................       2,055,319              7,621              0.37%
Natural Resources .....................................................         569,768                132              0.02%
                                                                            -----------         ----------
    Total .............................................................     $17,593,843         $1,080,737
                                                                            ===========         ==========



For 1999, the percentage of the aggregate dollar amount of transactions effected through PSI on a Portfolio basis was:

                                         PERCENTAGE OF AGGREGATE DOLLAR AMOUNT
     PORTFOLIO                           OF TRANSACTIONS EFFECTED THROUGH PSI
   -----------                           --------------------------------------
   Conservative Balanced ................               .13%
   Equity ...............................               .11%
   Equity Income ........................               .18%
   Flexible Managed .....................               .13%
   Natural Resources ....................               .75%
   Prudential Jennison ..................               .08%


III.  TAXATION OF THE FUND

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Code of 1986, as amended (the "Code"). The Fund generally will not be subject to federal income tax to the extent it distributes to shareholders its net investment income and net capital gains in the manner required by the Code. There is a 4% excise tax on the undistributed income of a regulated investment company if that company fails to distribute the required percentage of its net investment income and net capital gains. The Fund intends to employ practices that will eliminate or minimize this excise tax.

Federal tax law requires that the assets underlying variable contracts, including the Fund, meet certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.

Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the return on those securities.

This is a general and brief summary of the tax laws and regulations applicable to the Fund. The law and regulations may change. You should consult a tax adviser for complete information and advice.

IV.  CUSTODIANS AND TRANSFER AGENT

State Street Bank and Trust Company (State Street), 127 West 10th Street, Kansas City, MO 64105-1716, is the custodian of the assets held by all the Portfolios. State Street is also the custodian of the assets held in connection with repurchase agreements entered into by the Portfolios, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these Portfolios. State Street employs subcustodians, who were approved in accordance with regulations of the SEC, for the purpose of providing custodial service for the Fund's foreign assets held outside the United States. The transfer agent is Prudential Mutual Fund Series LLC (PMFS), Raritan Plaza One, Edison, NJ 08837. For performance by PMFS pursuant to the Transfer Agency and Service Agreement, the Fund pays to PMFS an annual fee of $125,000 and certain out-of-pocket expense including, but not limited to; postage, stationery, printing, allocable communication costs, microfilm or microfiche, and expense incurred at the specific direction of the Fund.

V.  EXPERTS

The financial statements of the Fund as of December 31, 1999 and for each of the three years in the period then ended included in this statement of additional information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, NY 10036.

VI.  LICENSES

As part of the Investment Advisory Agreement, Prudential has granted the Fund a royalty-free, non-exclusive license to use the words "The Prudential" and "Prudential" and its registered service mark of a rock representing the Rock of Gibraltar. However, Prudential may terminate this license if Prudential or a company controlled by it ceases to be the Fund's investment adviser. Prudential may also terminate the license for any other reason upon 60 days' written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Fund of such notice, unless a majority of the outstanding voting securities of the Fund vote to continue the Agreement notwithstanding termination of the license.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poors ("S&P"). S&P makes no representation or warranty, express or implied, to Contract owners or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index. The S&P 500 Index and the S&P SmallCap 600 Index are determined, composed and calculated by S&P without regard to the Fund, the Stock Index Portfolio or the Small Capitalization Stock Portfolio. S&P has no obligation to take the needs of the Fund or the Contract owners into consideration in determining, composing or calculating the S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY THE FUND, CONTRACT OWNERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MANAGEMENT OF THE FUND

The names of all directors and major officers of the Fund and the principal occupation of each during the last 5 years are shown below. Unless otherwise stated, the address of each director and officer is 751 Broad Street, Newark, New Jersey 07102-3777.

DIRECTORS OF THE FUND

JOHN R. STRANGFELD*, 46, Chairman and President--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996.

SAUL K. FENSTER, 67, Director--President of New Jersey Institute of Technology.
Address: 323 Martin Luther King, Jr. Boulevard, Newark, New Jersey 07102.

W. SCOTT MCDONALD, JR., 63, Director--Vice President, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates. Address: 9 Zamrok Way, Morristown, New Jersey 07960.

JOSEPH WEBER, 76, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

OFFICERS WHO ARE NOT DIRECTORS

LEE D. AUGSBURGER, Secretary--Assistant General Counsel of Prudential since 1997; prior to 1997, Consultant with Price Waterhouse LLP.

ROBERT F. GUNIA, Vice President--Executive Vice President, Prudential Investments, since 1999; Vice President, Prudential from 1997 to 1999; prior to 1997, Senior Vice President, Prudential Securities Incorporated.

WILLIAM V. HEALEY, Assistant Secretary--Vice President and Associate General Counsel of Prudential and Chief Legal Officer of Prudential Investments since 1998; Director, ICI Mutual Insurance Company since 1999; prior to 1998, Associate General Counsel of The Dreyfus Corporation.

DAVID R. ODENATH, JR., Vice President--President, Chief Executive Officer and Chief Operating Officer of Prudential Investments Fund Management LLC (PIFM) since 1999; prior to 1999, Senior Vice President, PaineWebber Group, Inc.

C. CHRISTOPHER SPRAGUE, Assistant Secretary--Assistant General Counsel of Prudential since 1994.

GRACE C. TORRES, Treasurer and Principal Financial and Accounting Officer--First Vice President of PIFM since 1996; prior to 1996: First Vice President of Prudential Securities Inc.

STEPHEN M. UNGERMAN, Assistant Treasurer--Vice President and Tax Director of Prudential Investments since 1996; prior to 1996: First Vice President of Prudential Mutual Fund Management, Inc.

-------------

*This member of the Board is an interested person of Prudential, its affiliates or the Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and Prudential, must be approved by a majority of the members of the Board who are not interested persons of Prudential, its affiliates or the Fund. Mr. Strangfeld, one of the four members of the Board, is an interested person of Prudential and the Fund, as that term is defined in the 1940 Act, because he is an officer and/or affiliated person of Prudential, the investment advisor to the Fund. Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates or the Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life insurance to its employees.

No director or officer of the Fund who is also an officer, director or employee of Prudential or its affiliates is entitled to any remuneration from the Fund for services as one of its directors or officers. A single annual retainer fee of $35,000 is paid to each of the directors who is not an interested person of the Fund for services rendered to five different Prudential mutual funds, including this Fund. (The amount paid in respect of each fund is determined on the basis of the funds' relative average net assets.) The directors who are not interested persons of the Fund are also reimbursed for all expenses incurred in connection with attendance at meetings.

The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with Prudential for the fiscal year ended December 31, 1999 and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential for the calendar year ended December 31, 1999. Below are listed all Directors who have served the Fund during its most recent fiscal year.

                                                COMPENSATION TABLE

                                                                             PENSION OR                            TOTAL
                                                                             RETIREMENT         ESTIMATED      COMPENSATION
                                                             AGGREGATE        BENEFITS           ANNUAL           RELATED
                                                           COMPENSATION      ACCRUED AS         BENEFITS         TO FUNDS
                                                               FROM        PART OF SERIES         UPON           MANAGED BY
NAME AND POSITION                                           SERIES FUND     FUND EXPENSES      RETIREMENT     PRUDENTIAL (**)
-----------------                                          ------------    --------------      -----------    ---------------
John R. Strangfeld* ...................................         --               --                --               --
Saul K. Fenster .......................................       $22,800           None               N/A        $35,000 (5/21)
W. Scott McDonald .....................................       $22,800           None               N/A        $35,000 (5/21)
Joseph Weber ..........................................       $22,800           None               N/A        $35,000 (5/21)


------------

 * Directors who are "interested" do not receive compensation from Prudential (including the Fund).

** Indicates number of funds and portfolios (including the Fund) to which aggregate compensation relates.

As of April 1, 2000, the Directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund's capital stock.

FUND PERFORMANCE

Performance for each of the Portfolios is set out below. These performance figures do not include the effect of charges imposed by variable insurance contracts investing in the Fund which, when deducted, reduce performance.

For the seven days ended December 31, 1999, the yield and effective yield of Class I shares of Money Market Portfolio were 5.59% and 5.16%, respectively.

For the 1 year, 5 year and 10 year periods ended on December 31, 1999, the average annual return of Class I shares of each Portfolio is set out below.


------------------------------------------------------------------------------------------------------------------------------------
       CONSERVATIVE BALANCED                            DIVERSIFIED                      DIVERSIFIED CONSERVATIVE GROWTH*
------------------------------------------------------------------------------------------------------------------------------------
1 yr.           5 yrs         10 yrs         1 yr.         5 yrs          10 yrs        1 yr.         5 yrs          10 yrs
------------------------------------------------------------------------------------------------------------------------------------
6.69%           12.30%        10.28%         (0.74%)       7.80%          7.69%         N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
              EQUITY                                  EQUITY INCOME                            FLEXIBLE MANAGED
------------------------------------------------------------------------------------------------------------------------------------
1 yr.           5 yrs         10 yrs         1 yr.         5 yrs          10 yrs        1 yr.         5 yrs          10 yrs
------------------------------------------------------------------------------------------------------------------------------------
12.49%          18.99%        15.08%         12.52%        17.33%         14.06%        7.78%         14.60%         11.77%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           GLOBAL                      GOVERNMENT INCOME                   HIGH YIELD                    MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
1 yr.       5 yrs      10 yrs     1 yr.      5 yrs      10 yrs    1 yr.      5 yrs      10 yrs     1 yr.      5 yrs     10 yrs
------------------------------------------------------------------------------------------------------------------------------------
48.27%      22.44%     13.38%     (2.70%)    7.29%      7.09%     4.61%      8.76%      9.78%      4.97%      5.36%     5.18%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
      NATURAL RESOURCE                PRUDENTIAL JENNISON         SMALL CAPITALIZATION STOCK             STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
1 yr.       5 yrs      10 yrs     1 yr.      5 yrs      10 yrs    1 yr.      5 yrs      10 yrs     1 yr.      5 yrs     10 yrs
------------------------------------------------------------------------------------------------------------------------------------
45.99%      12.19%     9.03%      41.76%     N/A        N/A       12.68%     N/A        N/A        20.54%     28.14%    17.75%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
            20/20 FOCUS                            ZERO COUPON BOND 2000                        ZERO COUPON 2005
------------------------------------------------------------------------------------------------------------------------------------
1 yr.           5 yrs         10 yrs         1 yr.         5 yrs          10 yrs        1 yr.         5 yrs          10 yrs
------------------------------------------------------------------------------------------------------------------------------------
N/A             N/A           N/A            2.18%         7.77%          8.00%         (5.66%)       8.99%          8.73%
------------------------------------------------------------------------------------------------------------------------------------

* The Diversified Conservative Growth and 20/20 Focus Portfolio commenced operations on May 3, 1999, so there is not a full year of performance to report.

AVERAGE AMOUNT TOTAL RETURN

The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for each class.

A Portfolio "average annual total return" is computed according to a formula prescribed by the SEC expressed as follows:

                                  P(1+T)n = ERV

Where:      P = a hypothetical initial payment of $1,000.
            T = average annual total return.
            n = number of years
            EVR = Ending Redeemable Value (ERV) at the end of 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of 1-, 5-, or 10-year period.

AGGREGATE TOTAL RETURN

The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for each class.

A Portfolio's aggregate total return represents the cumulative change in the value of an investment in the Portfolio for the specified period and is computed by the following formula:

                                     ERV-- P
                                     --------
                                        P

Where:      P = a hypothetical initial payment of $1,000.
            EVR = Ending Redeemable Value (ERV) at the end of 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of 1-, 5-, or 10-year period assuming reinvestment of all dividends and distributions..

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operation expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio's performance for any specified period in the future.

A Portfolio may include comparative performance information in advertising or marketing the Portfolio's shares. Such performance information may include data from Lipper Inc., Moningstar Publication, Inc. and other industry publications, business periodicals and market indexes.

                              CALCULATION OF YIELD

The Money Market Portfolio may from time to time advertise a current quotation of yield. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchase with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Portfolio and operating expenses. The Portfolio also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

              Effective yield = [(base period return + 1)365/7] - 1

Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data. Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

The Money Market Portfolio's yield fluctuates, and an annualized yield quotation is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield for any given period. Actual yield will depend upon not only changes in interest rates generally during the period in which the investment in the Portfolio is held, but also on changes in the Portfolio's expenses.

                             FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.


The Prudential Series Fund, Inc.'s financial statements and financial highlights for the fiscal year ended December 31, 2000, and report of the auditor appear in the Annual Reports provided herewith. These reports are incorporated herein by reference to their filing with the Securites and Exchange Commission on March 10, 2000 and with respect to the Diversified Conservative Growth Portfolio and the 20/20 Focus Portfolio, as filed on March 21, 2000.

BOARD OF
DIRECTORS                  THE PRUDENTIAL SERIES FUND, INC


JOHN R. STRANGFELD                                 W. SCOTT McDONALD, JR., Ph.D.
Chairman,                                          Vice President,
The Prudential Series Fund, Inc.                   Kaludis Consulting Group


SAUL K. FENSTER, Ph.D.                             JOSEPH WEBER, Ph.D.
President,                                         Vice President,
New Jersey Institute                               Interclass (international
  of Technology                                        corporate learning)

                                    APPENDIX

DEBT RATINGS

Moody's Investors Services, Inc. describes its categories of corporate debt securities and its "Prime-1" and "Prime-2" commercial paper as follows:

Bonds:

Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial paper:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return of funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Services describes its grades of corporate debt securities and its "A" commercial paper as follows:

Bonds:

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB-B-CCC-CC-C

Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Commercial paper:

Commercial paper rated A by Standard & Poor's Ratings Services has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

THE PRUDENTIAL
SERIES FUND, INC.








THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 Broad Street, Newark, NJ 07102-3777

                                     PART C

                                OTHER INFORMATION
ITEM 23.

EXHIBITS





(a)     Articles of Restatement of The Prudential     Filed herewith.
        Series Fund, Inc. {September 1, 1999]

(b)     By-laws of The Prudential Series Fund,        Filed herewith.
        Inc., as amended February 29, 2000.

(d) (1) Investment Advisory Agreement, as             Incorporated by reference to Post-Effective
        amended July 14, 1988 between The             Amendment No. 33 to this Registration Statement,
        Prudential Insurance Company of America       filed April 28, 1997.
        and The Prudential Series Fund, Inc.


    (2) Supplemental Investment Advisory Agreement    Incorporated by reference to Post-Effective
        between The Prudential Insurance Company      Amendment No. 28 to this Registration Statement,
        of America and The Prudential Series Fund,    filed April 28, 1997.
        Inc.

    (3) Subadvisory Agreement between The             Incorporated by reference to Post-Effective
        Prudential Insurance Company of America       Amendment No. 28 to this Registration Statement,
        and Jennison Associates Capital Corp.


    (4) Subadvisory Agreement between The             Incorporated by reference to Post-Effective
        Prudential Insurance Company of America       Amendment No. 36 to this Registration Statement,
        and Jennison Associates LLC.                  filed April 28, 1999.

    (5) Subadvisory Agreement between The             Incorporated by reference to Post-Effective
        Prudential Insurance Company of America       Amendment No. 36 to this Registration Statement,
        and The Dreyfus Corporation.                  filed April 28, 1999.

    (6) Subadvisory Agreement between The             Incorporated by reference to Post-Effective
        Prudential Insurance Company of               Amendment No. 36 to this Registration Statement,
        America and Franklin Advisers, Inc.           filed April 28, 1999.

    (7) Subadvisory Agreement between The             Incorporated by reference to Post-Effective
        Prudential Insurance Company of America       Amendment No. 36 to this Registration Statement,
        and Pacific Investment Management Company.    filed April 28, 1999.


    (8) Service  Agreement between The Prudential     Incorporated by reference to Post-Effective
        Insurance  Company of America  and The        Amendment No. 33 to this Registration Statement,
        Prudential Investment Corporation.            filed April 28, 1997.

(e)     Distribution Agreement between The            Incorporated by reference to Post-Effective
        Prudential Series Fund, Inc. and Pruco        Amendment No. 33 to this Registration Statement,
        Securities Corporation.                       filed April 28, 1997.

(g) (1) Custodian Agreement between Chase             Incorporated by reference to Post-Effective
        Manhattan Bank (formerly Chemical Bank and    Amendment No. 33 to this Registration Statement,
        Manufacturers Hanover Trust Company) and      filed April 28, 1997.
        The Prudential Series Fund, Inc.

        (1)(a) Addendum  #2 to Custodian  Contract    Incorporated by reference to Post-Effective
            Between Chase  Manhattan Bank and The     Amendment No. 32 to this Registration Statement,
            Prudential Series Fund, Inc.              filed February 28, 1997.

    (2) Custodian Agreement between Brown Brothers    Incorporated by reference to Post-Effective
        Harriman & Co. and The Prudential Series      Amendment No. 33 to this Registration Statement,
        Fund, Inc.                                    filed April 28, 1997.

    (3) Form of Custodian Agreement between           Incorporated by reference to Post-Effective
        Investors Fiduciary Trust Company and         Amendment No. 34 to this Registration Statement,
        The Prudential Series Fund, Inc. dated        filed April 24, 1998.
        May 19, 1997.

        (3)(i) Custodian Agreement between            Filed herewith.
            Investors Fiduciary Trust Company
            and The Prudential Insurance
            Company of America dated September
            16, 1996.

           (ii) Assignment of Custodian Agreement    Filed herewith.
            from Investors Fiduciary Trust
            Company to State Street effective
            January 1, 2000.

           (iii) First Amendment to Custody          Filed herewith.
            Agreement between The Prudential
            Insurance Company of America and
            Investors Fiduciary Trust Company
            dated December 1, 1996.

    (4) Transfer Agent Agreement between             Incorporated by reference to Post-Effective
        Prudential Mutual Fund Services LLC          Amendment No. 36 to this Registration Statement,
        and The Prudential Series Fund, Inc.         filed April 28, 1999.

    (5) Supplement to Custody Agreement between      Filed herewith.
        The Prudential Series Fund, Inc.,
        Prudential's Gibralter Fund and
        Investors Fiduciary Trust Company dated
        August 19, 1998.

    (6)(i) Special Custody Agreement between The     Filed herewith.
        Prudential Series Fund, Inc., Natural
        Resources Portfolio, Goldman, Sachs &
        Co., and Investors Fiduciary Trust
        Company.

       (ii) Assignment of Special Custody            Filed herewith.
        Agreement from Investors Fiduciary Trust
        Company to State Street effective
        January 1, 2000.

       (iii) First Amendment of Custody Agreement    Filed herewith.
       between the Prudential Series Fund, Inc.
       and Prudential's Gibraltar Fund and State
       Street Bank and Trust dated March 1, 2000.



(h) (1) Indemnification Agreement Regarding Reg.         Incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, filed April 28, 1997.

    (2) Indemnification Agreement Regarding Reg.         Incorporated by reference to Post-Effective Amendment No. 33
        No. 33-57186.                                    to this Registration Statement, filed April 28, 1997.

    (3)(a) Investment Accounting Agreement               Filed herewith.
        between The Prudential Series Fund Inc.,
        Prudential's Gibraltor Fund and Investor
        Fiduciary Trust Company dated December 31,
        1994.

    (3)(b) First Amendment to Investment Accounting      Filed herewith.
        Agreement between The Prudential Series
        Fund, Inc., Prudential's Gibraltar Fund
        and Investors Fiduciary Trust Company dated
        June 20, 1995.

    (3)(c) Second Amendment to Investment Accounting
        Agreement between The Prudential Series Fund,
        Inc. and Prudential's Gibraltar Fund and State
        Street Bank and Trust dated March 1, 2000.

    (4)(a) Code of Ethics for The Prudential             Filed herewith.
        Insurance Company of America Adopted
        2/29/00.

       (b) Code of Ethics for The Prudential Series      Filed herewith.
        Fund, Inc. Adopted 2/29/00.

       (c) Code of Ethics for Prudential Investment      Filed herewith.
        Management Services LLC Adopted 2/29/00.

       (d) Code of Ethics for Franklin Advisers,         Filed herewith.
        Inc. Adopted 2/29/00.

       (e) Code of Ethics for The Dreyfus Corporation    Filed herewith.
        Adopted 2/29/00.

       (f) Code of Ethics for Pacific Investment         Filed herewith.
        Management Company Adopted 2/29/00.

       (g) Code of Ethics for The Prudential             Filed herewith.
        Investment Corporation Adopted 2/29/00.

       (h) Code of Ethics for Jennison Associates        Filed herewith.
        LLC Adopted 2/29/00.

    (5)(a) Fund Participation Agreement between Great-   Filed herewith.
        West Life & Annuity Insurance Company, The
        Prudential Series Fund, Inc., The Prudential
        Insurance Company of America, Prudential
        Investment Management Services LLC and Charles
        Schwab & Co., Inc. dated May 1, 1999.

       (b) Fund Participation Agreement between          Filed herewith.
        First Great-West Life & Annuity Insurance
        Company, The Prudential Series Fund, Inc.,
        The Prudential Insurance Company of America,
        Prudential Investment Management Services
        LLC and Charles Schwab & Co., Inc. dated
        May 1, 1999

       (c) Fund Participation Agreement between The      Filed herewith.
        Ohio National Life Insurance Company, The
        Prudential Insurance Company of America, The
        Prudential Series Fund, Inc. and Prudential
        Investment Management Services LLC.

    (6) Procedural Agreement between Merrill Lynch       Filed herewith.
        Futures, Inc., The Prudential Series Fund,
        Inc. and Investors Fiduciary Trust Company

    (7)(a) Pledge Agreement between Goldman, Sachs       Filed herewith.
        & Co., The Prudential Series Fund, Inc.
        and Investors Fiduciary Trust Company,
        dated August 15, 1997.

       (b) Pledge Agreement between Lehman Brothers      Filed herewith.
        Inc., The Prudential Series Fund, Inc. and
        Investors Fiduciary Trust Company, dated
        August 29, 1997.

       (c) Pledge Agreement between J.P. Morgan          Filed herewith.
        Futures Inc., The Prudential Series Fund,
        Inc. and Investors Fiduciary Trust Company
        dated September 1997.

       (d) Pledge Agreement between PaineWebber          Filed herewith.
        Inc., The Prudential Series Fund, Inc. and
        Investors Fiduciary Trust Company, dated
        September 25, 1997.

       (e) Pledge Agreement between Credit Suisse        Filed herewith.
        First Boston Corp., The Prudential Series
        Fund, Inc. and Investors Fiduciary Trust
        Company dated November 11, 1997.

(j)(1)  Consent of PricewaterhouseCoopers LLP            Filed herewith.
        Independent accountants.

(j)(2)  Power of Attorney for John Strangfeld            Filed herewith.

(m)     Rule 12b-1 Plan.                                 Incorporated by reference to Post-Effective Amendment No. 36 to this Registration Statement, filed April 28, 1999.

(o)     Rule 18f-3 Plan. [February 15, 1999]             Incorporated by reference to Post-Effective Amendment No. 36 to this Registration Statement, filed April 28, 1999.

                                       C-3

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

All of Registrant's outstanding securities are owned by the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940 (the "Act"): The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ["Pruco Life"]); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ["Pruco Life of New Jersey"]). Pruco Life, a corporation organized under the laws of Arizona, is a direct wholly-owned subsidiary of Prudential. Pruco Life of New Jersey, a corporation organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential.

Registrant's shares will be voted in proportion to the directions of persons having interests in the above-referenced separate accounts. Registrant may nonetheless be deemed to be controlled by such entities by virtue of the presumption contained in Section 2(a)(9) of the Act, although Registrant disclaims such control.

The subsidiaries of Prudential are set forth in Schedule D of Prudential's Annual Statement as shown on the following pages. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. The Gibraltar Fund is registered as an open-end, diversified, management investment company under the Act. The separate accounts are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Account Contract Account-11, (separate accounts of Prudential which are registered as open-end, diversified management investment companies) and The Prudential Variable Contract Account-24 (separate account of Prudential which is registered as a unit investment trust under the Act).

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Do Insurer's
                                                                                                                      Admitted
                                                                                                                       Assets
                                                                                                           NAIC        Include
                                                                                        NAIC             Valuation    Intangible
                                                                                       Company           Method(See    Assets
                                                                                       Code or              SVO       Connected
                                                                                        Alien             Purposes   with Holding
            CUSIP                    Description                                       Insurer              and         of Such
         Identifica-      Name of Subsidiary, Controlled or                         Identification       Procedures    Company's
 TAB #      tion                  Affiliated Company                                    Number             manual)      Stock?
-----------------------------------------------------------------------------------------------------------------------------------
  18 ..74429#-12-0  Prudential of America Life Ins. Co. (Canada) A ..................AA-1560018 ............3(f) .........No
  18 ..74429#-13-8  Prudential of America Life Ins. Co. (Canada) B ..................AA-1560018 ............3(f) .........No
  18 ..74429#-14-6  Prudential of America Life Ins. Co. (Canada) C ..................AA-1560018 ............3(f) .........No
-----------------------------------------------------------------------------------------------------------------------------------
          0499999 - Preferred Stock - Alien Insurer
-----------------------------------------------------------------------------------------------------------------------------------
  23 ..000000-00-0  Prudential Realty Securities ...........................................................3(f) .........No
-----------------------------------------------------------------------------------------------------------------------------------
          0699999 - Preferred.Stock.-.Investment.Subsidiary
-----------------------------------------------------------------------------------------------------------------------------------
  23 ..74438*-11-5  Prudential Timber Investments, Inc. ....................................................3(f) .........No
-----------------------------------------------------------------------------------------------------------------------------------
          0799999 - Preferred Stock - Other Affiliates
-----------------------------------------------------------------------------------------------------------------------------------
          0899999 - Total Preferred Stocks
-----------------------------------------------------------------------------------------------------------------------------------
  10 ..37465@-10-8  Gibraltar Casualty Company ...........................................35947 ............3(c) .........No
-----------------------------------------------------------------------------------------------------------------------------------
          1099999 - Common Stock - U.S. P&C Insurer
-----------------------------------------------------------------------------------------------------------------------------------
  3 ...74408#-10-9  Pruco Life Insurance Company .........................................79227 ............3(c) .........No
  7 ...74445@-10-6  Prudential HealthCare and Life Insurance Co. of America ..............74020 ............3(c) .........No
-----------------------------------------------------------------------------------------------------------------------------------
          1199999 - Common Stock - U S LAH Insurer
-----------------------------------------------------------------------------------------------------------------------------------
  12 ..T7415#-10-9  Prumerica Life, S.p.A. ..........................................AA-1360003 ............3(g) .........No
  18 ..74429#-10-4  Prudential of America Life Ins. (Canada) Series.1 ...............AA-1560018 ............3(g) .........No
  18 ..74429#-11-2  Prudential of America Life Ins. (Canada) Series.2 ...............AA-1560018 ............3(g) .........No
  12 ..Y7443@-10-1  The Prudential Life Insurance Company of Korea, Ltd. ............AA-0130001 ............3(g) .........No
  12 ..J7443#-10-6  The Prudential Life Insurance Company, Ltd. .....................AA-1580001 ............3(g) .........No
  12 ..AMPRU1-23-2  The Prumerica Life Insurance Company, Inc. ......................AA-5660025 ............3(g) .........No
  12 ..POLAND-12-8  Prumerica Towarzystwo Ubezpieczen na Zycie, S.A. ................AA-9640003 ............3(g) .........No
-----------------------------------------------------------------------------------------------------------------------------------
          1299999 - Common Stock - Alien Insurer
-----------------------------------------------------------------------------------------------------------------------------------
  11 ..74408@-10-1  PRUCO, Inc. ............................................................................3(b) .........Yes
  14 ..744400-10-2  Prudential Select Holdings, Inc. .......................................................3(b) .........No
  12 ..000000-00-0  Prudential International Insurance Holdings, Ltd .......................................3(b) .........No
-----------------------------------------------------------------------------------------------------------------------------------
          1399999 - Common Stock - Non-Insurer Which Controls Insurer
-----------------------------------------------------------------------------------------------------------------------------------
  23 ..BREE00-07-9  BREE Investors Inc. ....................................................................3(b) .........No
  7 ...42223@-10-1  Health Ventures Partner, Inc. ..........................................................3(a) .........No
  5 ...69337*-10-9  PIC Realty Canada, Ltd. ................................................................3(b) .........No
  23 ..74430*-10-5  Prudential Mortgage Asset Corporation II ...............................................3(b) .........No
  23 ..744355-2#-4  Prudential Realty Securities, Inc. .....................................................3(a) .........No
  23 ..74390@-10-1  Prudential Realty Securities II, Inc. ..................................................3(a) .........No
  1 ...GATWAY-00-5  Gateway Holdings, Inc. .................................................................3(a) .........No
  23 ..26244*-10-1  Dryden Holdings, Inc. ..................................................................3(a) .........No
  23 ..26243*-10-2  Dryden Finance, Inc. ...................................................................3(a) .........No
  23 ..37475X-10-5  Gibraltar Properties, Inc. .............................................................3(a) .........No
  23 ..78487@-10-6  SVIIT Holdings, Inc. ...................................................................3(a) .........No
  23 ..78457#-10-0  SMP Holdings, Inc. .....................................................................3(a) .........No
  8 ...000000-00-0  Prudential Human Resources Management Co., Inc. ........................................3(a) .........No
  23 ..000000-00-0  PIC Realty Corporation. ................................................................3(b) .........Yes
-----------------------------------------------------------------------------------------------------------------------------------
          1499999 - Common Stock.- Investment.Subsidiary
-----------------------------------------------------------------------------------------------------------------------------------
  23 ..69332#-10-0  PGR Advisors I, Inc. ...................................................................3(a) .........Yes
  23 ..PGA100-AB-0  PGA European Holdings, Inc. ............................................................3(a) .........No
  23 ..71953K-69-9  PIC Holdings, Ltd. .....................................................................3(b) .........Yes
  23 ..PLA100-12-9  Prudential Latin American Investments, Ltd. ............................................3(b) .........No
  23 ..PPC100-12-8  Prudential Private Capital Management ..................................................3(b) .........No
  11 ..74408@-10-1  PRUCO, Inc. ............................................................................3(b) .........No
  14 ..744400-10-2  Prudential Select Holdings, Inc. .......................................................3(b) .........Yes
  21 ..74445#-10-4  Prudential Direct Distributors, Inc. ...................................................3(a) .........No
  6 ...744299-20-7  Prudential Global Funding ..............................................................3(a) .........No
  23 ..74442@-10-9  Prudential Private Placement Investors, Inc. ...........................................3(a) .........No
  23 ..76111#-10-2  Residential Services Corporation of America ............................................3(d) .........No
  4 ...74437#-10-4  The Prudential Investment Corporation ..................................................3(b) .........No
  16 ..74390*-10-3  The Prudential Real Estate Affiliates, Inc. ............................................3(b) .........Yes
21/23..91204*-10-3  U.S. High Yield Management Company .....................................................3(a) .........No
  21 ..74446@-10-5  Prudential Assigned Settlement Services, Inc. ..........................................3(a) .........No
  2 ...000000-00-0  Prudential Funding Corporation .........................................................3(b) .........No
  7 ...PHDENT-17-8  Prudential Health and Dental Group Holdings, Inc. ......................................3(b) .........No
  14 ..000000-00-0  Pvrudential Direct, Inc. ...............................................................3(a) .........No
  17 ..000000-00-0  Prudential, Inc. .......................................................................3(a) .........No
  19 ..000000-00-0  The Prudential Bank and Trust Company ..................................................3(a) .........No
  19 ..000000-00-0  The Prudential Savings Bank, F.S.B. ....................................................3(a) .........No
  22 ..000000-00-0  Hochman and Baker ......................................................................3(a) .........Yes
-----------------------------------------------------------------------------------------------------------------------------------
       000000-00-0  Pru Investment Planning, Inc. ..........................................................3(a) .........No
-----------------------------------------------------------------------------------------------------------------------------------
  12 ..000000-00-0  Prudential International Insurance Holdings, Ltd. ......................................3(b) .........No
-----------------------------------------------------------------------------------------------------------------------------------
          1599999 - Common Stock - Other Affiliates
          1699999 - Total Common Stocks
          1799999 - Total Preferred and Common Stocks
-----------------------------------------------------------------------------------------------------------------------------------
    Amount of insurer's capital and surplus from the prior year's annual statement $...8,536,314,197

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Stock of Such Company Owned
                                                                                                       by Insurer on Statement Date
                                                                                                       -----------------------------
                                                                              If Yes,
                                                                             Amount of
           CUSIP                      Description                               Such
        Identifica-         Name of Subsidiary, Controlled or                Intangible      Statement         Number of    % of
 TAB #     tion                    Affiliated Company                          Assets          Value            Shares   Outstanding
------------------------------------------------------------------------------------------------------------------------------------
  18 ..74429#-12-0  Prudential of America Life Ins. Co. (Canada) A .........................16,000,000 ......160,000.000 ...100.0
  18 ..74429#-13-8  Prudential of America Life Ins. Co. (Canada) B ..........................8,875,000 .......88,750.000 ...100.0
  18 ..74429#-14-6  Prudential of America Life Ins. Co. (Canada) C .........................10,000,000 ......100,000.000 ...100.0
------------------------------------------------------------------------------------------------------------------------------------
          0499999 - Preferred Stock - Alien Insurer                                         34,875,000           XXX         XXX
------------------------------------------------------------------------------------------------------------------------------------
  23 ..000000-00-0  Prudential Realty Securities ..............................................126,000 ..........126.000 ...100.0
------------------------------------------------------------------------------------------------------------------------------------
          0699999 - Preferred.Stock.-.Investment.Subsidiary                                    126,000           XXX         XXX
------------------------------------------------------------------------------------------------------------------------------------
  23 ..74438*-11-5  Prudential Timber Investments, Inc. .......................................875,461 ............7.000 ...100.0
------------------------------------------------------------------------------------------------------------------------------------
          0799999 - Preferred Stock - Other Affiliates                                         875,461           XXX         XXX
------------------------------------------------------------------------------------------------------------------------------------
          0899999 - Total Preferred Stocks                                                  35,876,461           XXX         XXX
------------------------------------------------------------------------------------------------------------------------------------
  10 ..37465@-10-8  Gibraltar Casualty Company ......................................................0 ........2,000.000 ...100.0
------------------------------------------------------------------------------------------------------------------------------------
          1099999 - Common Stock - U.S. P&C Insurer                                                  0           XXX         XXX
------------------------------------------------------------------------------------------------------------------------------------
  3 ...74408#-10-9  Pruco Life Insurance Company ..........................................888,713,262 ......250,000.000 ...100.0
  7 ...74445@-10-6  Prudential HealthCare and Life Insurance Co. of America.................11,756,421 ......500,000.000 ...100.0
------------------------------------------------------------------------------------------------------------------------------------
          1199999 - Common Stock - U S LAH Insurer                                         900,469,683           XXX         XXX
------------------------------------------------------------------------------------------------------------------------------------
  12 ..T7415#-10-9  Prumerica Life, S.p.A. .................................................18,668,137 ...20,000,000.000 ...100.0
  18 ..74429#-10-4  Prudential of America Life Ins. (Canada) Series.1 .....................-13,678,798 .......25,000.000 ...100.0
  18 ..74429#-11-2  Prudential of America Life Ins. (Canada) Series.2 ........................-683,653 .......12,500.000 ....50.0
  12 ..Y7443@-10-1  The Prudential Life Insurance Company of Korea, Ltd. ...................24,271,950 ....2,640,000.000 ...100.0
  12 ..J7443#-10-6  The Prudential Life Insurance Company, Ltd. ...........................353,984,196 ......100,000.000 ...100.0
  12 ..AMPRU1-23-2  The Prumerica Life Insurance Company, Inc. ..............................8,057,809 ...24,999,995.000 ...100.0
  12 ..POLAND-12-8  Prumerica Towarzystwo Ubezpieczen na Zycie, S.A. ........................2,321,303 ....1,000,000.000 ...100.0
------------------------------------------------------------------------------------------------------------------------------------
          1299999 - Common Stock - Alien Insurer                                           392,940,944           XXX         XXX
------------------------------------------------------------------------------------------------------------------------------------
  11 ..74408@-10-1  PRUCO, Inc. ............................................10,968,701 ..1,625,418,725 ...........94.000 ...100.0
  14 ..744400-10-2  Prudential Select Holdings, Inc. .......................................14,367,333 .......44,977.000 ...100.0
  12 ..000000-00-0  Prudential International Insurance Holdings, Ltd .......................24,196,950 ..........100.000 ...100.0
------------------------------------------------------------------------------------------------------------------------------------
          1399999 - Common Stock - Non-Insurer Which Controls Insurer       10,968,701   1,663,983,008           XXX         XXX
------------------------------------------------------------------------------------------------------------------------------------
  23 ..BREE00-07-9  BREE Investors Inc. .....................................................3,665,491 ............1.000 ....50.0
  7 ...42223@-10-1  Health Ventures Partner, Inc. ..........................................34,150,662 ........1,000.000 ...100.0
  5 ...69337*-10-9  PIC Realty Canada, Ltd. .................................................1,991,361 ....2,561,003.000 ...100.0
  23 ..74430*-10-5  Prudential Mortgage Asset Corporation II ...................................39,847 ..........500.000 ....50.0
  23 ..744355-2#-4  Prudential Realty Securities, Inc. ....................................567,999,538 ...........92.000 ...100.0
  23 ..74390@-10-1  Prudential Realty Securities II, Inc. ..................................73,724,554 ..........132.000 ....87.0
  1 ...GATWAY-00-5  Gateway Holdings, Inc. .................................................67,378,937 ..........810.000 ...100.0
  23 ..26244*-10-1  Dryden Holdings, Inc. ..................................................86,590,268 ..........234.000 ...100.0
  23 ..26243*-10-2  Dryden Finance, Inc. ...................................................53,072,599 ..........278.000 ...100.0
  23 ..37475X-10-5  Gibraltar Properties, Inc. .............................................46,271,772 ........1,000.000 ...100.0
  23 ..78487@-10-6  SVIIT Holdings, Inc. ..................................................154,915,156 ........1,000.000 ...100.0
  23 ..78457#-10-0  SMP Holdings, Inc. .....................................................62,169,950 ..........500.000 ...100.0
  8 ...000000-00-0  Prudential Human Resources Management Co., Inc. ........................44,299,292 ..........100.000 ...100.0
  23 ..000000-00-0  PIC Realty Corporation. .................................3,962,915 ....161,392,166 ..........236.000 ...100.0
------------------------------------------------------------------------------------------------------------------------------------
          1499999 - Common Stock.- Investment.Subsidiary                     3,962,915   1,357,661,593           XXX         XXX
------------------------------------------------------------------------------------------------------------------------------------
  23 ..69332#-10-0  PGR Advisors I, Inc. ....................................5,361,774 .....11,212,107 ..........100.000 ...100.0
  23 ..PGA100-AB-0  PGA European Holdings, Inc. .............................................7,908,927 ..........100.000 ...100.0
  23 ..71953K-69-9  PIC Holdings, Ltd. ........................................920,735 .....81,717,485 ...32,810,256.000 ...100.0
  23 ..PLA100-12-9  Prudential Latin American Investments, Ltd. ...............................420,519 ..........100.000 ...100.0
  23 ..PPC100-12-8  Prudential Private Capital Management ...........................................0 ............1.000 .....1.0
  11 ..74408@-10-1  PRUCO, Inc. ...........................................................998,691,529 ...........94.000 ...100.0
  14 ..744400-10-2  Prudential Select Holdings, Inc. ..........................878,990 ......6,182,572 .......44,977.000 ...100.0
  21 ..74445#-10-4  Prudential Direct Distributors, Inc. .......................................23,624 ..........100.000 ...100.0
  6 ...744299-20-7  Prudential Global Funding ..............................................14,782,185 ..........100.000 ...100.0
  23 ..74442@-10-9  Prudential Private Placement Investors, Inc. ...............................43,336 .......40,000.000 ...100.0
  23 ..76111#-10-2  Residential Services Corporation of America ............................15,957,974 ........1,000.000 ...100.0
  4 ...74437#-10-4  The Prudential Investment Corporation ..................................60,857,633 ...........83.000 ...100.0
  16 ..74390*-10-3  The Prudential Real Estate Affiliates, Inc. ...............337,938 .....48,758,329 ...........99.000 ...100.0
21/23 .91204*-10-3  U.S. High Yield Management Company ..........................................1,000 ..........100.000 ...100.0
  21 ..74446@-10-5  Prudential Assigned Settlement Services, Inc. .............................123,281 ..........100.000 ...100.0
  2 ...000000-00-0  Prudential Funding Corporation .........................................27,055,371 ..........100.000 ...100.0
  7 ...PHDENT-17-8  Prudential Health and Dental Group Holdings, Inc. ......................20,101,877 ..........100.000 ...100.0
  14 ..000000-00-0  Pvrudential Direct, Inc. ................................................3,561,102 ..........150.000 ...100.0
  17 ..000000-00-0  Prudential, Inc. ..............................................................500 ..........500.000 ...100.0
  19 ..000000-00-0  The Prudential Bank and Trust Company .................................104,648,698 ......203,996.000 ...100.0
  19 ..000000-00-0  The Prudential Savings Bank, F.S.B. ....................................41,657,253 .......10,000.000 ...100.0
  22 ..000000-00-0  Hochman and Baker ......................................13,275,489 ......1,724,511 ..........800.000 ....80.0
------------------------------------------------------------------------------------------------------------------------------------
       000000-00-0  Pru Investment Planning, Inc. ...........................................2,938,296 ........6,000.000 ...100.0
------------------------------------------------------------------------------------------------------------------------------------
  12 ..000000-00-0  Prudential International Insurance Holdings, Ltd. .........................594,979 ..........100.000
------------------------------------------------------------------------------------------------------------------------------------
          1599999 - Common Stock - Other Affiliates                         20,774,926    1,448,963,088           XXX         XXX
          1699999 - Total Common Stocks                                     35,706,542    5,764,018,316           XXX         XXX
          1799999 - Total Preferred and Common Stocks                       35,706,542    5,799,894,777           XXX         XXX
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Name of Company
           CUSIP                                                                                   Listed in Section 1
        Identifica-                                                                                  Which Controls
 TAB #     tion                               Name of Lower-tier Company                           Lower-tier Company
------------------------------------------------------------------------------------------------------------------------------------
  23 ...000000-00-0 ...PRICOA Investment Company ............................................PIC Holdings, Ltd
  23 ...000000-00-0 ...PRICOA Mezzanine Investment Co. ......................................PIC Holdings, Ltd.
  24 ...000000-00-0 ...Prudential Capital and Investment Services, Inc. .....................PRUCO, Inc.
  13 ...000000-00-0 ...Lapine Holding Company ...............................................PRUCO, Inc.
  23 ...000000-00-0 ...Prudential Asia Investments, Ltd .....................................PRUCO, Inc.
  23 ...000000-00-0 ...Prudential Asia Investments, Ltd .....................................Prudential Investment Company
  12 ...000000-00-0 ...Prudential-Bradesco Seguros, S.A. ....................................Prudential International Insurance
                                                                                              Holdings, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
        0199999 - Preferred Stock
------------------------------------------------------------------------------------------------------------------------------------
  16 ...000000-00-0 ...ML/MSB Acquisition, Inc ..............................................Prudential Residential Services, L.P.
  16 ...000000-00-0 ...PRICOA Relocation Management, Ltd. ...................................Prudential Residential Services, L.P.
  16 ...000000-00-0 ...Prudential Community Interaction Consulting, Inc. ....................Prudential Residential Services, L.P.
  16 ...000000-00-0 ...Prudential Relocation Canada Ltd.  ...................................Prudential Residential Services, L.P.
  16 ...000000-00-0 ...Prudential Relocation, Ltd. ..........................................Prudential Residential Services, L.P.
  16 ...000000-00-0 ...The Relocation Funding Corporation of America ........................Prudential Residential Services, L.P.
  23 ...000000-00-0 ...PRICOA Capital Group, Ltd. ...........................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...PRICOA Funding, Ltd. .................................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...PRICOA Investment Company ............................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...PRICOA Property Investment Management Ltd.............................PIC Holdings, Ltd.
  23 ...000000-00-0 ...Euro Invest (General Partner) Ltd. ...................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...Industrial Properties (Gen Partner), Ltd. ............................PIC Holdings, Ltd.
  23 ...000000-00-0 ...Industrial Properties (Gen Partner) II, Ltd. .........................PIC Holdings, Ltd.
  23 ...000000-00-0 ...Northern Retail Properties (General Partner) Ltd. ....................PIC Holdings, Ltd.
  23 ...000000-00-0 ...PRICOA P.I.M. (Regulated) Ltd. .......................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...South Downs Properties (General Partner) Ltd. ........................PIC Holdings, Ltd.
  23 ...000000-00-0 ...South Downs Trading (General Partner) Ltd. ...........................PIC Holdings, Ltd.
  23 ...000000-00-0 ...TransEuropean Properties (General Partner) Ltd. ......................PIC Holdings, Ltd.
  23 ...000000-00-0 ...TransEuropean Properties (General Partner) II Ltd. ...................PIC Holdings, Ltd.
21/23 ..000000-00-0 ...PRICOA Asset Management, Ltd. ........................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...PRICOA Capital Management ............................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...PRICOA General Partner Ltd ...........................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...PRICOA Management Partner Ltd. .......................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...PRICOA Mezzanine Funding, Ltd. .......................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...PRICOA Mezzanine Investment Co........................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...Argus General Partner, Ltd............................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...Argus Capital Limited.................................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...Argus Capital International Ltd. .....................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...PRICOA Property PLC ..................................................PIC Holdings, Ltd.
  23 ...000000-00-0 ...PRICOA Property Private Equity Ltd. ..................................PIC Holdings, Ltd.
  16 ...000000-00-0 ...Prudential Resources Management Asia, Limited ........................PRUCO, Inc.
  23 ...000000-00-0 ...BREE Investments Ltd. ................................................PRUCO, Inc.
  23 ...000000-00-0 ...Capital Agricultural Property Services, Inc. .........................PRUCO, Inc.
  23 ...000000-00-0 ...Flor-Ag Corporation ..................................................PRUCO, Inc.
  22 ...000000-00-0 ...Pruco Securities Corporation .........................................PRUCO, Inc.
  23 ...000000-00-0 ...Prudential Agricultural Credit, Inc. .................................PRUCO, Inc.
13/24 ..000000-00-0 ...Prudential Capital and Investment Services, Inc. .....................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities Group Inc. - Series A ..........................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities Group Inc. - Series B ..........................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Securities (Germany) Inc. ...........................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Management GmbH .....................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Management GmbH & Co. KG. ...........................PRUCO, Inc.
  13 ...000000-00-0 ...BraeLoch Successor Corporation .......................................PRUCO, Inc.
  13 ...000000-00-0 ...BraeLoch Holdings, Inc. ..............................................PRUCO, Inc.
  13 ...000000-00-0 ...Graham Resources, Inc. ...............................................PRUCO, Inc.
  13 ...000000-00-0 ...Graham Depository Company II .........................................PRUCO, Inc.
  13 ...000000-00-0 ...Graham Energy, Ltd. ..................................................PRUCO, Inc.
  13 ...000000-00-0 ...Graham Exploration, Ltd. .............................................PRUCO, Inc.
  13 ...000000-00-0 ...Graham Royalty, Ltd. .................................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Global Markets ......................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache International (Hong Kong) Ltd. ......................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Finance (Hong Kong) Ltd. ............................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Bache Futures (Hong Kong) Ltd. ............................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Bache Nominees (Hong Kong) Ltd. ...........................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Bache Securities (Hong Kong) Ltd. .........................PRUCO, Inc.
  13 ...000000-00-0 ...PB Financial Services, Inc. ..........................................PRUCO, Inc.
  13 ...000000-00-0 ...P-B Finance Ltd. .....................................................PRUCO, Inc.
  13 ...000000-00-0 ...PGR Advisors, Inc. ...................................................PRUCO, Inc.
  13 ...000000-00-0 ...PBML Custodian Limited ...............................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Capital Funding BV ..................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Energy Corp. ........................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Energy Production, Inc. .............................PRUCO, Inc.
  13 ...000000-00-0 ...Commodity Admin Services, Inc. .......................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Commodities de Mexico, S, de RL de CV .....................PRUCO, Inc.
  13 ...000000-00-0 ...Mexico Commodity Funding Corp. .......................................PRUCO, Inc.
  13 ...000000-00-0 ...Mexico Commodity Sourcing Corp. ......................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Commodities de Mexico, S, de RL de CV .....................PRUCO, Inc.
  13 ...000000-00-0 ...PSI. Partners Inc. ...................................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache International Banking Corporation ...................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache International Bank Ltd. .............................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Holdings Limited ....................................PRUCO, Inc.

                                      C-7

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Name of Company
           CUSIP                                                                         Listed in Section 1
        Identifica-                                                                         Which Controls
 TAB #     tion                               Name of Lower-tier Company                  Lower-tier Company
-----------------------------------------------------------------------------------------------------------------------------------
  13 ...000000-00-0 ...PBI Investment Management Limited ....................................PRUCO, Inc.
  13 ...000000-00-0 ...PBI Management Limited ...............................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Limited .............................................PRUCO, Inc.
  13 ...000000-00-0 ...PBI Fund Managers Limited ............................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Nominees Limited ....................................PRUCO, Inc.
  13 ...000000-00-0 ...Saffron Nominees Limited .............................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache International, (U.K.) Ltd. ..........................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Bache International Ltd. ..................................PRUCO, Inc.
  13 ...000000-00-0 ...Circle (Nominees) Limited. ...........................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Forex, (U.K.) Ltd. ..................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Bache International Trust Co. (Cayman) ....................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Bache Corp. Director Services, Inc. .......................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Bache Corp. Trustee Services, Inc. ........................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Investor Services Inc. ..............................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Investor Services II, Inc. ..........................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Leasing Inc. ........................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Program Services Inc. ...............................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Properties Inc. .....................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Securities, (Australia) Ltd. ........................PRUCO, Inc.
  13 ...000000-00-0 ...Bache Nominees Ltd. ..................................................PRUCO, Inc.
  13 ...000000-00-0 ...Corcarr Funds Management Limited .....................................PRUCO, Inc.
  13 ...000000-00-0 ...Corcarr Nominees Pty. Limited ........................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Bache Funds Management, Ltd ...............................PRUCO, Inc.
  13 ...000000-00-0 ...Divsplit Nominees Pty. Limited .......................................PRUCO, Inc.
  13 ...000000-00-0 ...PruBache Nominees Pty. Limited .......................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Trade Services Inc. .................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Transfer Agent Services, Inc. .......................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities Capmark Inc. ...................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities Credit Corp. ...................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities Municipal Derivatives, Inc. ....................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities Secured Financing Corporation. .................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities Structured Assets, Inc. ........................PRUCO, Inc.
  13 ...000000-00-0 ...Seaport Futures Management, Inc. .....................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities (Taiwan) Co., Ltd. .............................PRUCO, Inc.
  13 ...000000-00-0 ...Vector Securities International, Inc. ................................PRUCO, Inc.
  13 ...000000-00-0 ...XBW Acquisition Corporation ..........................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities Incorporated ...................................PRUCO, Inc.
  13 ...000000-00-0 ...Lapine Holding Company ...............................................PRUCO, Inc.
  13 ...000000-00-0 ...Lapine Development Corporation .......................................PRUCO, Inc.
  13 ...000000-00-0 ...Lapine Technology Corporation ........................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Investments Fund Management, L.L.C. .......................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Mutual Fund Distributors, Inc. ............................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Mutual Fund Services, L.L.C. ..............................PRUCO, Inc.
  13 ...000000-00-0 ...Bache & Co. (Lebanon) S.A.L. .........................................PRUCO, Inc.
  13 ...000000-00-0 ...Bache & Co. S.A. de C.V. (Mexico) ....................................PRUCO, Inc.
  13 ...000000-00-0 ...Bache Insurance Agency Inc. ..........................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities (Japan) Ltd. ...................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Futures Asia Pacific Ltd. ...........................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Securities Agencia de Valores S.A. ..................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Securities Asia Pacific Ltd. ........................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Securities (Holland) Inc. ...........................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Securities (Monaco) Inc. ............................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Securities (Switzerland) Inc. .......................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential-Bache Securities (U.K.) Inc. ..............................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities (Brazil) LTDA ..................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities (Chile) Inc. ...................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities CMO Issuer Inc. ................................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities Futures Management Inc. ........................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities (Argentina) Inc. ...............................PRUCO, Inc.
  13 ...000000-00-0 ...Prudential Securities (Uruguay) S.A. .................................PRUCO, Inc.
  13 ...000000-00-0 ...Wexford Clearing Services Corporation ................................PRUCO, Inc.
  23 ...000000-00-0 ...Prudential Equity Investors, Inc. ....................................PRUCO, Inc.
  15 ...000000-00-0 ...Prudential Property and Casualty Holdings, Inc. ......................PRUCO, Inc.
  15 ...000000-00-0 ...Prudential Property and Casualty Insurance ...........................PRUCO, Inc.
  15 ...000000-00-0 ...Prudential Commercial Insurance Company ..............................PRUCO, Inc.
  15 ...000000-00-0 ...Prudential General Insurance Company .................................PRUCO, Inc.
  15 ...000000-00-0 ...Merastar Corporation .................................................PRUCO, Inc.
  15 ...000000-00-0 ...Merastar Insurance Company ...........................................PRUCO, Inc.
  15 ...000000-00-0 ...Prudential Insurance Brokerage, Inc. .................................PRUCO, Inc.
  15 ...000000-00-0 ...The Prudential Property and Casualty General Agency, Inc. ............PRUCO, Inc.
  15 ...000000-00-0 ...The Prudential Property and Casualty of New Jersey Holdings, Inc.  ...PRUCO, Inc.
  15 ...000000-00-0 ...The Prudential Property and Casualty Insurance Co. of New Jersey .....PRUCO, Inc.
  15 ...000000-00-0 ...The Prudential General Insurance Company of New Jersey ...............PRUCO, Inc.
  15 ...000000-00-0 ...The Prudential Commercial Insurance Co. of New Jersey ................PRUCO, Inc.
  15 ...000000-00-0 ...Prudential General Agency of Florida, Inc. ...........................PRUCO, Inc.
  15 ...000000-00-0 ...Prudential General Agency of Kentucky, Inc. ..........................PRUCO, Inc.
  15 ...000000-00-0 ...Prudential General Agency of Massachusetts, Inc. .....................PRUCO, Inc.
  15 ...000000-00-0 ...Prudential General Agency of Mississippi, Inc. .......................PRUCO, Inc.
  15 ...000000-00-0 ...Prudential General Agency of Nevada, Inc. ............................PRUCO, Inc.
  15 ...000000-00-0 ...Prudential General Agency of Wyoming, Inc. ...........................PRUCO, Inc.
  15 ...000000-00-0 ...Prudential General Agency of New Mexico, Inc. ........................PRUCO, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Name of Company
           CUSIP                                                                                  Listed in Section 1
        Identifica-                                                                                   Which Control
 TAB #     tion                               Name of Lower-tier Company                           Lower-tier Company
------------------------------------------------------------------------------------------------------------------------------------
  15 ...000000-00-0 ...Prudential General Agency of Ohio, Inc. ..............................PRUCO, Inc.
  15 ...000000-00-0 ...The.Prudential Property and Casualty New Jersey Insurance ............PRUCO, Inc.
  23 ...000000-00-0 ...Prudential Realty Partnerships, Inc. .................................PRUCO, Inc.
20/23 ..000000-00-0 ...Prudential Trust Company .............................................PRUCO, Inc.
20/23 ..000000-00-0 ...PTC Services, Inc. ...................................................PRUCO, Inc.
  7 ....000000-00-0 ...Prudential Uniformed Services Administrators, Inc. ...................PRUCO, Inc.
  19 ...000000-00-0 ...PBT Home Equity Holdings .............................................PRUCO, Inc.
  3 ....000000-00-0 ...Pruco Life Insurance Company of New Jersey ...........................Pruco Life Insurance Company
  3 ....000000-00-0 ...The Prudential Life Insurance Company of Arizona .....................Pruco Life Insurance Company
  14 ...000000-00-0 ...Prudential Select Life Insurance Company of America ..................Prudential Select Holdings, Inc.
  23 ...000000-00-0 ...Private Label Mortgage Services Corporation ..........................Residential Services Corp of America
  23 ...000000-00-0 ...Residential Information Services, Inc. ...............................Residential Services Corp of America
  23 ...000000-00-0 ...Securitized Asset Sales, Inc. ........................................Residential Services Corp of America
  23 ...000000-00-0 ...PHMC Services Corporation ............................................Residential Services Corp of America
  23 ...000000-00-0 ...The Prudential Home Mortgage Company, Inc. ...........................Residential Services Corp of America
  23 ...000000-00-0 ...The Prudential Home Mortgage Securities Co., Inc. ....................Residential Services Corp of America
21/23 ..000000-00-0 ...Gateway Holdings, S.A. ...............................................The Prudential Investment Corporation
21/23 ..000000-00-0 ...Amicus Investment Company ............................................The Prudential Investment Corporation
21/23 ..000000-00-0 ...Global Income Fund Management Company, S.A. ..........................The Prudential Investment Corporation
21/23 ..000000-00-0 ...Prumerica Global Asset Management Company, S.A. ......................The Prudential Investment Corporation
  23 ...000000-00-0 ...Prudential Home Building Investors, Inc. .............................The Prudential Investment Corporation
21/23 ..000000-00-0 ...The Prudential Asset Management Company, Inc. ........................The Prudential Investment Corporation
21/23 ..000000-00-0 ...Enhanced Investment Technologies, Inc. ...............................The Prudential Investment Corporation
  21 ...000000-00-0 ...PCM International, Inc. ..............................................The Prudential Investment Corporation
  23 ...000000-00-0 ...Prudential Asia Investments Limited ..................................The Prudential Investment Corporation
21/23 ..000000-00-0 ...Prudential Asia Management Ltd. (BVI) ................................The Prudential Investment Corporation
21/23 ..000000-00-0 ...Prudential Asia Fund Management Ltd. .................................The Prudential Investment Corporation
21/23 ..000000-00-0 ...Prudential Asia Fund Managers (HK) Ltd. ..............................The Prudential Investment Corporation
  23 ...000000-00-0 ...Prudential Asset Management Ltd. (BVI) ...............................The Prudential Investment Corporation
  23 ...000000-00-0 ...PAMA (Indonesia) Limited .............................................The Prudential Investment Corporation
  23 ...000000-00-0 ...PAMA (Singapore) Private Ltd. ........................................The Prudential Investment Corporation
  23 ...000000-00-0 ...Prudential Asset Management Asia H.K.Ltd. ............................The Prudential Investment Corporation
  23 ...000000-00-0 ...PT PAMA Indonesia ....................................................The Prudential Investment Corporation
  23 ...000000-00-0 ...Prudential Asia Infrastructure Investors Ltd. ........................The Prudential Investment Corporation
  23 ...000000-00-0 ...Prudential Asia Infrastructure Investors (H.K.) Ltd. .................The Prudential Investment Corporation
  23 ...000000-00-0 ...Asian Infrastructure Mezzanine Capital Management Co., Ltd. ..........The Prudential Investment Corporation
  23 ...000000-00-0 ...Prudential Timber Investments, Inc. ..................................The Prudential Investment Corporation
  23 ...000000-00-0 ...Texas Rio Grande Other Asset Group Company, Inc. .....................The Prudential Investment Corporation
21/23 ..000000-00-0 ...The Prudential Investment Advisory Company, Ltd. .....................The Prudential Investment Corporation
  23 ...000000-00-0 ...The Prudential Property Company, Inc. ................................The Prudential Investment Corporation
  23 ...000000-00-0 ...The Prudential Realty Advisors, Inc. .................................The Prudential Investment Corporation
  16 ...000000-00-0 ...Countrywide International Realty, Ltd. ...............................Prudential Real Estate Affiliates, Inc.
  16 ...000000-00-0 ...Prudential Referral Services, Inc. ...................................Prudential Real Estate Affiliates, Inc.
  16 ...000000-00-0 ...The Prudential Real Estate Financial Services of America, Inc. .......Prudential Real Estate Affiliates, Inc.
  16 ...000000-00-0 ...Preferred Coastal Realty, Inc. .......................................Prudential Real Estate Affiliates, Inc.
  16 ...000000-00-0 ...Real Estate Connecticut, Inc. ........................................Prudential Real Estate Affiliates, Inc.
  16 ...000000-00-0 ...Prudential Homes Corporation .........................................Prudential Real Estate Affiliates, Inc.
  16 ...000000-00-0 ...Prudential Texas Residential Services Corporation. ...................Prudential Real Estate Affiliates, Inc.
  7 ....000000-00-0 ...Prudential Dental Maintenance Organization of California, Inc. .......Prudential Health and Dental Group
                                                                                              Holdings, Inc.
  7 ....000000-00-0 ...Prudential HealthCare Group Inc. .....................................Prudential Health and Dental Group
                                                                                              Holdings, Inc.
  8 ....000000-00-0 ...Human Resource Finance Company, Inc. .................................Prudential Human Resources
                                                                                              Management Co.,, Inc.
  12 ...000000-00-0 ...Prudential-Bradesco Seguros, S.A. ....................................Prudential International Insurance
                                                                                              Holdings, Ltd.
  12 ...000000-00-0 ...Gibraltar Servicos Ltda. .............................................Prudential International Insurance
                                                                                              Holdings, Ltd.
  12 ...000000-00-0 ...Prudential Seguros, S.A. .............................................Prudential International Insurance
                                                                                              Holdings, Ltd.
  12 ...000000-00-0 ...PruServicos Participacoes, S.A. ......................................Prudential International Insurance
                                                                                              Holdings, Ltd.
  14 ...000000-00-0 ...Prudential Direct Insurance Agency of Alabama, Inc. ..................Prudential Direct, Inc.
  14 ...000000-00-0 ...Prudential Direct Insurance Agency of Massachusetts, Inc. ............Prudential Direct, Inc.
  14 ...000000-00-0 ...Prudential Direct Insurance Agency of New Mexico, Inc. ...............Prudential Direct, Inc.
  14 ...000000-00-0 ...Prudential Direct Insurance Agency of Ohio, Inc. .....................Prudential Direct, Inc.
  14 ...000000-00-0 ...Prudential Direct Insurance Agency of Wyoming, Inc. ..................Prudential Direct, Inc.
  23 ...000000-00-0 ...PBT Mortgage Corporation .............................................PIC Realty Corporation
------------------------------------------------------------------------------------------------------------------------------------
          0299999 - Common Stock
------------------------------------------------------------------------------------------------------------------------------------
          0399999 Total
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                               Stock in Lower-tier Company Owned
                                                            Indirectly by Insurer on Statement Date
                                                           ------------------------------------------
                             Amount of Intangible
           CUSIP              Assets Included in
        Identifica-            Amount Shown in
 TAB #     tion              Column 5, Section 1           Number of Shares          % of Outstanding
--------------------------------------------------------------------------------------------------------------
  23 ...000000-00-0 ........................... ............82,132,601.000 ................100.0
  23 ...000000-00-0 ........................... .............4,282,789.000 ................100.0
  24 ...000000-00-0
  13 ...000000-00-0 ........................... .............7,499,999.000 ................100.0
  23 ...000000-00-0                             .....................1.000 .................50.0
  23 ...000000-00-0                             .....................1.000 .................50.0
  12 ...000000-00-0                             .................5,372.000 .................99.0

--------------------------------------------------------------------------------------------------------------
        0199999 - Preferred Stock             0                     XXX                   XXX
--------------------------------------------------------------------------------------------------------------
  16 ...000000-00-0                             .................1,000.000 ................100.0
  16 ...000000-00-0                             ....................99.000 ................100.0
  16 ...000000-00-0                             .................1,000.000 ................100.0
  16 ...000000-00-0                             .................1,000.000 ................100.0
  16 ...000000-00-0                             ....................49.000 ................100.0
  16 ...000000-00-0                             .................1,000.000 ................100.0
  23 ...000000-00-0                             .............6,751,000.000 ................100.0
  23 ...000000-00-0                             ............11,213,375.000 ................100.0
  23 ...000000-00-0                             ................15,000.000 ................100.0
  23 ...000000-00-0 ....................920,735 .....................2.000 ................100.0
  23 ...000000-00-0                             ................49,998.000 .................99.0
  23 ...000000-00-0                             ................30,000.000 .................75.0
  23 ...000000-00-0                             ................49,998.000 .................99.0
  23 ...000000-00-0                             ................40,000.000 .................80.0
  23 ...000000-00-0                             ................10,000.000 ................100.0
  23 ...000000-00-0                             ....................99.000 .................99.0
  23 ...000000-00-0                             ....................99.000 .................99.0
  23 ...000000-00-0                             ................40,000.000 ................100.0
  23 ...000000-00-0                             ................30,000.000 .................75.0
21/23 ..000000-00-0                             .............1,500,000.000 ................100.0
  23 ...000000-00-0                             ...............100,000.000 ................100.0
  23 ...000000-00-0                             .................1,000.000 ................100.0
  23 ...000000-00-0                             .................1,000.000 ................100.0
  23 ...000000-00-0                             ...............873,985.000 ................100.0
  23 ...000000-00-0                             .................1,000.000 ................100.0
  23 ...000000-00-0                             ................50,000.000 ................100.0
  23 ...000000-00-0                             .....................2.000 ................100.0
  23 ...000000-00-0                             .....................2.000 ................100.0
  23 ...000000-00-0                             ................49,998.000 ................100.0
  23 ...000000-00-0                             .....................2.000 ................100.0
  16 ...000000-00-0                             .................9,999.000 ................100.0
  23 ...000000-00-0                             .....................1.000 .................50.0
  23 ...000000-00-0                             ...................995.000 ................100.0
  23 ...000000-00-0                             ....................50.000 ................100.0
  22 ...000000-00-0                             ...................995.000 ................100.0
  23 ...000000-00-0                             ...................999.000 .................99.9
13/24 ..000000-00-0                             ....................99.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ....................57.020 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ................50,000.000 ................100.0
  13 ...000000-00-0                             .....................0.000 ..................0.0
  13 ...000000-00-0                             ...............330,000.000 ................100.0
  13 ...000000-00-0                             .............7,758,803.000 ................100.0
  13 ...000000-00-0                             .............7,734,234.000 ................100.0
  13 ...000000-00-0                             .................1,000.000 ................100.0
  13 ...000000-00-0                             ....................90.000 ................100.0
  13 ...000000-00-0                             ...................130.000 ................100.0
  13 ...000000-00-0                             ....................20.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             .................1,502.000 ................100.0
  13 ...000000-00-0                             .....................3.000 ................100.0
  13 ...000000-00-0                             .................1,500.000 ................100.0
  13 ...000000-00-0                             .................1,750.000 ................100.0
  13 ...000000-00-0                             ...............550,000.000 ................100.0
  13 ...000000-00-0                             ....................50.000 ................100.0
  13 ...000000-00-0                             .....................3.000 ................100.0
  13 ...000000-00-0                             .................1,000.000 ................100.0
  13 ...000000-00-0                             .............5,000,000.000 ................100.0
  13 ...000000-00-0                             ................40,000.000 ................100.0
  13 ...000000-00-0                             .....................1.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ....................50.000 ................100.0
  13 ...000000-00-0                             .................2,999.000 .................99.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             .....................1.000 ..................1.0
  13 ...000000-00-0                             .....................1.000 ................100.0
  13 ...000000-00-0                             .................1,000.000 ................100.0
  13 ...000000-00-0                             ............35,000,000.000 ................100.0
  13 ...000000-00-0                             .............3,010,000.000 ................100.0

--------------------------------------------------------------------------------------------------------------
                                                               Stock in Lower-tier Company Owned
                                                            Indirectly by Insurer on Statement Date
                                                           ------------------------------------------
                             Amount of Intangible
           CUSIP              Assets Included in
        Identifica-            Amount Shown in
 TAB #     tion              Column 5, Section 1           Number of Shares          % of Outstanding
--------------------------------------------------------------------------------------------------------------
  13 ...000000-00-0                             .............4,051,000.000 ................100.0
  13 ...000000-00-0                             ...............300,000.000 ................100.0
  13 ...000000-00-0                             ............12,200,000.000 ................100.0
  13 ...000000-00-0                             ................25,000.000 ................100.0
  13 ...000000-00-0                             ....................11.000 ................100.0
  13 ...000000-00-0                             .....................9.000 ................100.0
  13 ...000000-00-0                             ............41,400,211.000 ................100.0
  13 ...000000-00-0                             .............7,500,000.000 ................100.0
  13 ...000000-00-0                             .....................2.000 ................100.0
  13 ...000000-00-0                             .............3,000,000.000 ................100.0
  13 ...000000-00-0                             ...................500.000 ................100.0
  13 ...000000-00-0                             .................1,000.000 ................100.0
  13 ...000000-00-0                             .................1,000.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................500.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             .....................1.000 ................100.0
  13 ...000000-00-0                             ................10,000.000 ................100.0
  13 ...000000-00-0                             .....................4.000 ................100.0
  13 ...000000-00-0                             ................50,050.000 ................100.0
  13 ...000000-00-0                             .....................4.000 ................100.0
  13 ...000000-00-0                             .....................4.000 ................100.0
  13 ...000000-00-0                             .....................4.000 ................100.0
  13 ...000000-00-0                             .....................2.000 ................100.0
  13 ...000000-00-0                             .................1,000.000 ................100.0
  13 ...000000-00-0                             ................10,000.000 ................100.0
  13 ...000000-00-0                             ....................20.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ....................99.000 ................100.0
  13 ...000000-00-0                             ................46,350.000 ................100.0
  13 ...000000-00-0                             ............19,999,994.000 .................99.9
  13 ...000000-00-0                             ....................10.000 ................100.0
  13 ...000000-00-0                             ....................10.000 ................100.0
  13 ...000000-00-0                             ...................664.000 ................100.0
  13 ...000000-00-0                             ............12,500,000.000 .................71.0
  13 ...000000-00-0                             .............4,650,000.000 ................100.0
  13 ...000000-00-0                             .....................1.000 ................100.0
  13 ...000000-00-0                             .....................0.000 ..................0.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             .....................0.000 ..................0.0
  13 ...000000-00-0                             .................2,000.000 ................100.0
  13 ...000000-00-0                             ....................96.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...............200,000.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...............150,000.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................200.000 ................100.0
  13 ...000000-00-0                             ...............750,000.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  13 ...000000-00-0                             ...................100.000 ................100.0
  23 ...000000-00-0                             .................1,000.000 ................100.0
  15 ...000000-00-0                             ....................10.000 ................100.0
  15 ...000000-00-0                             ...................800.000 ................100.0
  15 ...000000-00-0                             .................2,000.000 ................100.0
  15 ...000000-00-0                             .................2,000.000 ................100.0
  15 ...000000-00-0 .................10,968,701 ...............100,000.000 ................100.0
  15 ...000000-00-0                             ................25,000.000 ................100.0
  15 ...000000-00-0                             ................25,000.000 ................100.0
  15 ...000000-00-0                             ...................100.000 ................100.0
  15 ...000000-00-0                             .....................1.000 ................100.0
  15 ...000000-00-0                             ...................400.000 ................100.0
  15 ...000000-00-0                             ...................240.000 ................100.0
  15 ...000000-00-0                             ...................240.000 ................100.0
  15 ...000000-00-0                             ...................100.000 ................100.0
  15 ...000000-00-0                             ...................100.000 ................100.0
  15 ...000000-00-0                             ...................100.000 ................100.0
  15 ...000000-00-0                             ...................100.000 ................100.0
  15 ...000000-00-0                             ...................100.000 ................100.0
  15 ...000000-00-0                             ...................100.000 ................100.0
  15 ...000000-00-0                             ...................100.000 ................100.0

--------------------------------------------------------------------------------------------------------------
                                                               Stock in Lower-tier Company Owned
                                                            Indirectly by Insurer on Statement Date
                                                           ------------------------------------------
                             Amount of Intangible
           CUSIP              Assets Included in
        Identifica-            Amount Shown in
 TAB #     tion              Column 5, Section 1           Number of Shares          % of Outstanding
--------------------------------------------------------------------------------------------------------------
  15 ...000000-00-0                             ...................100.000 ................100.0
  15 ...000000-00-0                             ...................100.000 ................100.0
  23 ...000000-00-0                             ...................100.000 ................100.0
20/23 ..000000-00-0                             ...............300,000.000 ................100.0
20/23 ..000000-00-0                             ...................100.000 ................100.0
  7 ....000000-00-0                             ...............500,000.000 ................100.0
  19 ...000000-00-0                             .................4,000.000 ................100.0
  3 ....000000-00-0                             ...............400,000.000 ................100.0
  3 ....000000-00-0                             ...............200,000.000 ................100.0
  14 ...000000-00-0                             .............2,500,000.000 ................100.0
  23 ...000000-00-0                             .................1,000.000 ................100.0
  23 ...000000-00-0                             .................1,000.000 ................100.0
  23 ...000000-00-0                             .................1,000.000 ................100.0
  23 ...000000-00-0                             .................1,000.000 ................100.0
  23 ...000000-00-0                             ...................100.000 ................100.0
  23 ...000000-00-0                             .................1,000.000 ................100.0
21/23 ..000000-00-0                             ................20,000.000 ................100.0
21/23 ..000000-00-0                             .................1,000.000 ................100.0
21/23 ..000000-00-0                             .................5,000.000 ................100.0
21/23 ..000000-00-0                             .................2,000.000 ................100.0
  23 ...000000-00-0                             ...................100.000 ................100.0
21/23 ..000000-00-0                             ....................84.000 ................100.0
21/23 ..000000-00-0                             ....................98.000 ................100.0
  21 ...000000-00-0                             ...................100.000 ................100.0
  23 ...000000-00-0                             .............6,300,000.000 ................100.0
21/23 ..000000-00-0                             ...............200,000.000 ................100.0
21/23 ..000000-00-0                             ...................180.000 ................100.0
21/23 ..000000-00-0                             ....................20.000 ................100.0
  23 ...000000-00-0                             .............1,500,000.000 ................100.0
  23 ...000000-00-0                             .................7,500.000 .................75.0
  23 ...000000-00-0                             .............1,000,000.000 ................100.0
  23 ...000000-00-0                             ...................100.000 ................100.0
  23 ...000000-00-0                             ...................650.000 .................65.0
  23 ...000000-00-0                             ...............800,000.000 ................100.0
  23 ...000000-00-0                             ...................100.000 ................100.0
  23 ...000000-00-0                             ................42,500.000 .................85.0
  23 ...000000-00-0                             ...................100.000 ................100.0
  23 ...000000-00-0                             ...................100.000 ................100.0
21/23 ..000000-00-0                             .................5,000.000 ................100.0
  23 ...000000-00-0                             ...................100.000 ................100.0
  23 ...000000-00-0                             ...................100.000 ................100.0
  16 ...000000-00-0 ....................337,938 ...................100.000 ................100.0
  16 ...000000-00-0                             .................1,000.000 ................100.0
  16 ...000000-00-0                             ...................100.000 ................100.0
  16 ...000000-00-0                             ...................100.000 ................100.0
  16 ...000000-00-0                             ...................100.000 ................100.0
  16 ...000000-00-0                             .....................1.000 ................100.0
  16 ...000000-00-0                             .................1,000.000 ................100.0
  7 ....000000-00-0                             .................1,000.000 ................100.0

  7 ....000000-00-0                             .................1,000.000 ................100.0

  8 ....000000-00-0                             ...................100.000 ................100.0

  12 ...000000-00-0                             ................54,772.000 .................48.0

  12 ...000000-00-0                             .................1,020.000 .................51.0

  12 ...000000-00-0                             ...............422,168.000 ................100.0

  12 ...000000-00-0                             ...............100,000.000 ................100.0

  14 ...000000-00-0                             ...................150.000 ................100.0
  14 ...000000-00-0                             ...................150.000 ................100.0
  14 ...000000-00-0                             ...................150.000 ................100.0
  14 ...000000-00-0                             ....................90.000 .................90.0
  14 ...000000-00-0                             ...................150.000 ................100.0
  23 ...000000-00-0                             .................2,250.000 ................100.0
-------------------------------------------------------------------------------------------------------------.
          0299999 - Common Stock ....12,227,374 ....................XXX ....................XXX
--------------------------------------------------------------------------------------------------------------
          0399999 Total .............12,227,374 ....................XXX ....................XXX
--------------------------------------------------------------------------------------------------------------

ITEM 25. INDEMNIFICATION

Article VI, paragraph (4) of Registrant's Articles of Incorporation provides that "each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and as provided in the by-laws of the Corporation." Article VIII of the Registrant's Articles of Incorporation provides, in pertinent part, that "no provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

Paragraph 6 of both the Investment Advisory Agreement and the Supplemental Investment Advisory Agreement between Registrant and Prudential provides that "Prudential will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties on behalf of the Fund or from reckless disregard of its obligation and duties under this Agreement."

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Prudential Investment Corporation (PIC) is the investment unit of Prudential and actively engages in the business of giving investment advice. The officers and directors of Prudential and PIC who are engaged directly or indirectly in activities relating to the registrant have no business, profession, vocation, or employment of a substantial nature other than with Prudential and PIC, and have not had such other connections during the past two years.



The business and other connections of Prudential's Directors are listed in the Post-Effective Amendment No.22 to the Registration Statement of The Prudential Variable Appreciable Account, Registration No. 33-20000, filed on April __, 2000, the text of which is hereby incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITERS


(a) Prudential Investment Management Services LLC (PIMS) is the distributor for the following open-end management companies: Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income
Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential 20/20 Focus Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Series, Target Funds and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts: Separate Accounts; Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.




(b) NAME AND PRINCIPAL             POSITIONS AND OFFICES                                 POSITIONS AND OFFICES
    BUSINESS ADDRESS               WITH UNDERWRITER                                      WITH REGISTRANT
    ----------------               ----------------                                      ---------------

    Robert F. Gunia***             President                                             None
    Jean D. Hamilton*              Executive Vice President                              None
    John R. Strangfeld, Jr.***     Executive Vice President                              None
    William V. Healey***           Sr. Vice President, Secretary and Chief Legal
                                    Officer                                              None
    Margaret M. Deverell***        Sr. Vice President, Comptroller and Chief
                                   Financial                                             None
    C. Edward Chaplin *            Treasurer                                             None
    Kevin B. Frawley **            Sr. Vice President and Chief Compliance Officer       None



*   Principal Business Address: 751 Broad Street,  Newark, NJ  07102
** Principal Business Address: 213 Washington Street, Newark, NJ 07102 *** Principal Business Address: 100 Mulberry Street, Newark, NJ 07102

    (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


All accounts, books, or other documents required to be maintained by Section 31
(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, 751 Broad Street, Newark, New Jersey 07102-3777; the Registrant's Investment Advisor, The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777, the Registrant's Accounting Agent, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, MO 64105-1716 or the Registrant's Custodian, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, MO 64105-1716.



The Fund has entered into Sub-Advisory Agreements with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; Prudential Investment Corporation, 751 Broad Street, Newark, New Jersey 07102; Franklin Advisers, Inc., 777 Mariners Island Blvd., San Mateo, California 94404; The Dreyfus Corporation, 200 Park Avenue, New York, NY 10266; and Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, California 92660.




ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30.  UNDERTAKINGS

Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 27th day of April, 2000.



                                       THE PRUDENTIAL SERIES FUND, INC.


                                       By: /s/  *
                                           ----------------------------
                                                John R. Strangfeld
                                                President and Director


Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 37 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE AND TITLE                       DATE
-------------------                       ----



/s/ *                                     April 27, 2000
---------------------------------
John R. Strangfeld
President and Director



/s/ Grace C. Torres                       April 27, 2000
---------------------------------
Grace C. Torres
Treasurer and Principal Financial
and Accounting Officer

                                                *By: /s/ Lee D. Augsburger
                                                     --------------------------
                                                         Lee D. Augsburger
                                                         (Attorney-in-Fact)

/s/*                                      April 27, 2000
---------------------------------
Saul K. Fenster
Director


/s/*                                      April 27, 2000
---------------------------------
W. Scott McDonald, Jr.
Director


/s/*                                      April 27, 2000
---------------------------------
Joseph Weber
Director

EXHIBIT INDEX                                                               PAGE


(a) Articles of Restatement of The Prudential Series Fund, Inc. [September 1, 1999]

(b)     By-Laws of the Prudential Series Fund, Inc.
        [February 29, 2000]

(g) (1) (5) Supplement to Custody Agreement between The Prudential Series Fund, Inc., Prudential's Gibraltar Fund and Investors Fiduciary Trust Company dated August 19, 1998.

(g) (3) (i) Custodian Agreement between Investors Fiduciary Trust Company and The Prudential Insurance Company of America

(g) (3) (ii) Assignment of Custodian Agreement from Investors Fiduciary Trust Company to State Street effective January 1, 2000.

(g) (3) (iii) First Amendment to Custody Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company dated December 1, 1996.

(g) (6) (i) Special Custody Agreement between The Prudential Series Fund, Inc., Natural Resources Portfolio, Goldman, Sachs & Co., and Investors Fiduciary Trust Company.

(g) (6) (ii) Assignment of Special Custody Agreement effective January 1, 2000.

(g) (6) (iii)First Amendment of Custody Agreement between The Prudential Series Fund, Inc. and Prudential's Gibraltar Fund and State Street Bank and Trust.

(h) (3) (a) Investment Accounting Agreement between The Prudential Series Fund, Inc., Prudential's Gibraltar Fund and Investor Fiduciary Trust Company dated December 31, 1994.

        (b) First Amendment to Investment Accounting Agreement between The Prudential Series Fund, Inc., Prudential's Gibraltar Fund and Investors Fiduciary Trust Company dated June 20, 1995.

(h) (3) (c) Second Amendment to Investment Accounting Agreement between The Prudential Series Fund, Inc. and Prudential's Gibraltar Fund and State Street Bank and Trust.



    (4) (a) Code of Ethics for The Prudential Insurance Company of America

        (b) Code of Ethics for The Prudential Series Fund, Inc.

        (c) Code of Ethics for Prudential Investment Management Services LLC.

        (d) Code of Ethics for Franklin Advisers, Inc.

        (e) Code of Ethics for The Dreyfus Corporation

        (f) Code of Ethics for Pacific Investment Management Company

        (g) Code of Ethics for The Prudential Investment Corporation

        (h) Code of Ethics for Jennison Associates LLC

    (5) (a) Fund Participation Agreement between Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc.

    (5) (b) Fund Participation Agreement between First Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc.

    (5) (c) Fund Participation Agreement between The Ohio National Life Insurance Company, The Prudential Insurance Company of America, The Prudential Series Fund, Inc. and Prudential Investment Management Services LLC.

    (6) Procedural Agreement between Merrill Lynch Futures, Inc., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company.

    (7) (a) Pledge Agreement between Goldman, Sachs & Co., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company.

        (b) Pledge Agreement between Lehman Brothers Inc., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company.

        (c) Pledge Agreement between J.P. Morgan Futures Inc., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company.

        (d) Pledge Agreement between PaineWebber Inc., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company.

        (e) Pledge Agreement between Credit Suisse First Boston Corp., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company.

(j) (1) Consent of PricewaterhouseCoopers LLP Independent accountants.

(j) (2) Power of Attorney.



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